(TRANSAMERICA IDEX MUTUAL FUNDS LOGO)



                                                               (PROSPECTUS LOGO)

                                 NOVEMBER 15,2005

TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE
TA IDEX SALOMON INVESTORS VALUE
TA IDEX MARSICO GROWTH
TA IDEX TRANSAMERICA EQUITY
TA IDEX GREAT COMPANIES -- AMERICA(SM)
TA IDEX JANUS GROWTH
TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH
TA IDEX MERCURY LARGE CAP VALUE
TA IDEX JENNISON GROWTH
TA IDEX SALOMON ALL CAP
TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
TA IDEX J.P. MORGAN MID CAP VALUE
TA IDEX TRANSAMERICA SMALL/MID CAP VALUE
TA IDEX T. ROWE PRICE SMALL CAP
TA IDEX TRANSAMERICA BALANCED
TA IDEX TRANSAMERICA VALUE BALANCED
TA IDEX AMERICAN CENTURY INTERNATIONAL
TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
TA IDEX CLARION GLOBAL REAL ESTATE SECURITIES
TA IDEX GREAT COMPANIES -- TECHNOLOGY(SM)
TA IDEX PIMCO TOTAL RETURN
TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
TA IDEX TRANSAMERICA MONEY MARKET


CLASS I SHARES


        NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE
       SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES
           OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                                                 Not a deposit of or guaranteed by any bank,
Not Insured by FDIC or Any Federal Government Agency.          May Lose Value.   bank affiliate, or credit union.

Transamerica IDEX Mutual Funds (TA IDEX) consists of several individual funds. Each fund invests in a range of securities, such as stocks and/or bonds. Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (SAI).

In addition, we suggest you contact your financial professional or a TA IDEX customer service representative, who will assist you.

PLEASE NOTE: THIS PROSPECTUS INCLUDES CLASS I SHARES ONLY. CLASS I SHARES OF THE TA IDEX FUNDS LISTED IN THIS PROSPECTUS ARE CURRENTLY OFFERED FOR INVESTMENT TO THE STRATEGIC ASSET ALLOCATION PORTFOLIOS OF AEGON/TRANSAMERICA SERIES TRUST (ATST): ATST ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO, ATST ASSET ALLOCATION -- GROWTH PORTFOLIO, ATST ASSET ALLOCATION -- MODERATE GROWTH PORTFOLIO AND ATST ASSET ALLOCATION -- MODERATE PORTFOLIO AND THE FOLLOWING TA IDEX STRATEGIC ASSET ALLOCATION FUNDS: TA IDEX ASSET
ALLOCATION -- CONSERVATIVE PORTFOLIO, TA IDEX ASSET ALLOCATION -- GROWTH PORTFOLIO, TA IDEX ASSET ALLOCATION -- MODERATE GROWTH PORTFOLIO AND TA IDEX ASSET ALLOCATION -- MODERATE PORTFOLIO.

TO HELP YOU UNDERSTAND...

In this prospectus, you'll see symbols like the ones below. These are "icons," graphic road signs that let you know at a glance the subject of the nearby paragraphs. The icons serve as tools for your convenience as you read this prospectus.

(BULLSEYE ICON)
        OBJECTIVE
        What is the fund's investment objective? Learn about your fund's goal or objective.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES AND POLICIES
        How does the fund go about trying to meet its goal? Read about the types of investments each fund contains and what style of investment philosophy it employs.

(WARNING SIGN ICON)
        PRINCIPAL RISKS
        What are the specific risks for an investor in the fund? Find out what types of risks are associated with each fund.

(GRAPH ICON)
        PAST PERFORMANCE
        What is the investment performance of the fund? See how well each fund has performed in the past year, five years, ten years and since its inception.

(DOLLAR SIGN ICON)
        FEES AND EXPENSES
        How much does it cost to invest in the fund? Learn about each fund's fees and expenses.

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION
        Who manages the fund and how much are they paid? See information about each fund's advisers, as well as the fees paid to them.

AN INVESTMENT IN A TA IDEX FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

 TRANSAMERICA IDEX MUTUAL FUNDS -- CLASS I

TABLE OF CONTENTS

SECTION A -- FUND DESCRIPTIONS.............
- LARGE CAP FUNDS
  TA IDEX American Century Large Company
    Value..................................    2
  TA IDEX Salomon Investors Value..........    6
  TA IDEX Marsico Growth...................    9
  TA IDEX Transamerica Equity..............   13
  TA IDEX Great Companies -- America(SM)...   16
  TA IDEX Janus Growth.....................   20
  TA IDEX T. Rowe Price Tax-Efficient
    Growth.................................   23
  TA IDEX Mercury Large Cap Value..........   27
- MID-CAP FUNDS
  TA IDEX Jennison Growth..................   30
  TA IDEX Salomon All Cap..................   34
  TA IDEX Transamerica Growth
    Opportunities..........................   38
  TA IDEX J. P. Morgan Mid Cap Value.......   41
- SMALL-CAP FUNDS
  TA IDEX Transamerica Small/Mid Cap
    Value..................................   44
  TA IDEX T. Rowe Price Small Cap..........   47
- BALANCED FUNDS
  TA IDEX Transamerica Balanced............   51
  TA IDEX Transamerica Value Balanced......   54
- INTERNATIONAL/GLOBAL FUNDS
  TA IDEX American Century International...   57
  TA IDEX Templeton Great Companies
    Global.................................   61
- SPECIALTY FUNDS
  TA IDEX Clarion Global Real Estate
    Securities.............................   66
  TA IDEX Great Companies --
    Technology(SM).........................   70
- BOND FUNDS
  TA IDEX PIMCO Total Return...............   74
  TA IDEX Transamerica Convertible
    Securities.............................   78
- MONEY MARKET FUND
  TA IDEX Transamerica Money Market........   81
SECTION B -- SHAREHOLDER INFORMATION.......   84
  INVESTMENT ADVISER.......................   84
  CLASS I SHARES...........................   84
  FEATURES AND POLICIES....................   84
  DISTRIBUTION OF SHARES...................   86
  OTHER DISTRIBUTION OR SERVICE
    ARRANGEMENTS...........................   86
  DISTRIBUTIONS AND TAXES..................   86
EXPLANATION OF STRATEGIES AND
  RISKS -- APPENDIX A......................  A-1
BOND RATINGS -- APPENDIX B.................  B-1

TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)
        OBJECTIVE

The objective of TA IDEX American Century Large Company Value is to seek long-term capital growth; income is a secondary goal.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, American Century Investment Management, Inc. (American Century), seeks to achieve this objective by investing principally in:

- U.S. equity securities

The fund invests primarily in larger companies. Under normal market conditions the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000 Value Index.

The fund's sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been over looked by the market. To identify these companies, the fund managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges.

The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the fund's assets invested in U.S. equity securities at all times.

When the managers believe it is prudent, the fund may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies and other similar securities. Futures contracts, a type of derivative security, may help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

- FOREIGN STOCKS

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

   - changes in currency values
   - currency speculation
   - currency trading costs
   - different accounting and reporting practices
   - less information available to the public
   - less (or different) regulation of securities markets
   - more complex business negotiations
   - less liquidity
   - more fluctuations in prices
   - delays in settling foreign securities transactions
   - higher costs for holding shares (custodial fees)
   - higher transaction costs
   - vulnerability to seizure and taxes
   - political instability and small markets
   - different market trading days

- DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index.

TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE

As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

- DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.
- INVESTOR PROFILE

The fund may be appropriate for the investor who is seeking long-term capital growth from his or her investment, is comfortable with the fund's short-term price volatility and the risks associated with the fund's investment strategy, or is investing through an IRA or other tax-advantaged retirement plans.

(GRAPH ICON)
        PAST PERFORMANCE

The past performance information shown below is for Class A shares which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 Value Index, a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth value. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                               CLASS A SHARES(1)


                           (GRAPH)

                         2001      2002      2003      2004
                         ----      ----      ----      ----
                       (9.39)%   (19.77)%   28.02%    13.72%

(1) As of 9/30/2005, the end of the most recent calendar quarter, the fund's year to date return for Class A shares was 2.09%.
---------------------------------------------------------

                                  QUARTER ENDED    RETURN
CLASS A SHARES:                   -------------   --------
Best Quarter:                      06/30/2003       16.05%
Worst Quarter:                     09/30/2002     (17.41)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(2)

                                                      LIFE OF
                                           ONE YEAR   FUND(3)
-------------------------------------------------------------
Return before taxes                          7.47%      0.90%
Return after taxes on distributions(4)       7.39%      0.88%
Return after taxes on distributions and
sale of fund shares(4)                       4.95%      0.76%
-------------------------------------------------------------
Russell 1000 Value Index                    16.49%      7.89%
S&P 500 Index(5)                            10.87%    (0.94)%
(reflects no deduction for fees,
expenses, or taxes)
-------------------------------------------------------------

(2) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
(3) The fund commenced operations on March 1, 2000.
(4) The after tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(5) This index served as the fund's benchmark prior to January 13, 2005. This benchmark change was made as the Russell 1000 Value Index more accurately reflects the principal strategies and policies of the fund.

NOTE: Prior to October 1, 2001, another entity served as sub-adviser for this fund. Performance prior to that date is attributable to that sub-adviser.

TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(a)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.83%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.06%
                                            ----------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.89%
EXPENSE REDUCTION(b)                             0.00%
                                            ----------
NET OPERATING EXPENSES                           0.89%
-----------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007 to waive fees and/or reimburse expenses to the extent that the fund's total operating expenses exceed 1.45%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized total operating expenses are less than 1.45%.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          $ 91     $284      $493      $1,096
---------------------------------------------------

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $250 million........................    0.85%
Over $250 million up to $500 million......    0.80%
Over $500 million up to $750 million......   0.775%
Over $750 million.........................    0.70%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.88% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable. Note: The advisory fees for this fund were recently reduced.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   American Century Investment Management Inc.
   American Century Tower
   4500 Main Street
   Kansas City, Missouri 64111

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.45% of assets up to $250 million of average daily net assets; 0.40% of next $250 million of average daily net assets; 0.35% of next $250 million of average daily net assets; and 0.30% of average daily net assets in excess of $750 million.

The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for AEGON/Transamerica Series Trust.

PORTFOLIO MANAGERS:

American Century uses a team of fund managers and analysts to manage this fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund's investment objective and strategy.

The fund managers on the investment team are:

MARK MALLON, CFA, Chief Investment Officer and Executive Vice President, is a member of the team that manages the fund. He joined American Century in April 1997. Before joining American Century, he spent 19 years at Federated Investors, most recently serving as President and Portfolio Manager of Federated Investment Counseling. Mr. Mallon has a bachelor of arts from Westminster College and an MBA from Cornell University.

CHARLES A. RITTER, Vice President and Senior Portfolio Manager, is a member of the team that manages the

TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE fund. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a bachelor's degree in mathematics and a master's degree in economics from Carnegie Mellon University. He also has an MBA from the University of Chicago.

BRENDAN HEALY, CFA, Portfolio Manager, is a member of the team that manages the fund. He joined American Century in April 2000. Before joining American Century, he spent 6 years at UFAA as an Equity Analyst. Mr. Healy has a bachelor's degree in mechanical engineering from the University of Arizona. He also has an MBA from the University of Texas.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ending April 30, 2005.

TA IDEX SALOMON INVESTORS VALUE

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)
        OBJECTIVE

The objective of TA IDEX Salomon Investors Value is to seek long-term growth of capital. Current income is a secondary objective.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve this objective by investing fund assets principally in:

- common stocks of established U.S. companies.

SaBAM emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risks. The fund manager focuses on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with solid growth potential at reasonable values. The fund manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, SaBAM looks for:

- share prices that appear to be temporarily oversold or do not reflect positive company developments.
- share prices that appear to undervalue the company's assets, particularly on a sum-of-the-parts basis.
- special situations including corporate events, changes in management, regulatory changes or turnaround situations.
- company specific items such as competitive market position, competitive services, experienced management team and stable financial condition.

To a lesser degree, the fund invests in income producing securities such as debt securities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE

This fund may be appropriate for investors who seek long-term capital appreciation and who can tolerate fluctuations inherent in stock investing. (PERCENT ICON)
        PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower

TA IDEX SALOMON INVESTORS VALUE
forecasted growth values. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                               CLASS A SHARES(1)

                                    (GRAPH)

        1998             1999      2000      2001      2002      2003      2004
        ----             ----      ----      ----      ----      ----      ----
       (7.24)%          8.32%     17.30%   (1.87)%   (20.29)%   29.09%    10.00%

(1) As of 9/30/2005, the end of the most recent calendar quarter, the fund's year to date return for Class A shares was 3.50%.
---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                       06/30/2003       18.74%
Worst Quarter:                      09/30/2002      (20.39)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(2)

                                                      LIFE OF
                                 ONE YEAR   5 YEARS   FUND(3)
-------------------------------------------------------------
Return before taxes                3.95%     4.25%     5.05%
Return after taxes on
distributions(4)                   3.19%     3.91%     4.73%
Return after taxes on
distributions and sale of fund
shares(4)                          3.41%     3.54%     4.25%
-------------------------------------------------------------
S&P 500 Index                     10.87%    (2.30)%    7.24%
Russell 1000 Value Index(5)       16.49%     5.27%     9.62%
(reflects no deduction for
fees, expenses, or taxes)
-------------------------------------------------------------

(2) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
(3) The fund commenced operations on February 1, 1997.
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(5) This index was added on March 2, 2005 as a secondary benchmark to make more meaningful comparisons of the fund's performance relative to the strategy it employs.

NOTE: Prior to March 1, 2002, this fund was named IDEX NWQ Value Equity and was managed by NWQ Investment Management Company, Inc.

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(a)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.80%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.40%
                                            ----------
TOTAL ANNUAL FUND OPERATING EXPENSES             1.20%
EXPENSE REDUCTION(b)                             0.00%
                                            ----------
NET OPERATING EXPENSES                           1.20%
-----------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007 to waive fees and/or reimburse expenses to the extent that the fund's total operating expenses exceed 1.20%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized total operating expenses are less than 1.20%.

---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          $122     $381      $660      $1,455
---------------------------------------------------

TA IDEX SALOMON INVESTORS VALUE

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million.......................     0.80%
Over $500 million........................     0.70%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.80% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISOR:

   Salomon Brothers Asset Management Inc
   399 Park Avenue
   New York, New York 10022

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of average daily net assets, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:

MARK J. MCALLISTER, CFA and ROBERT FEITLER serve as co-portfolio managers and are responsible for the day-to-day management of this fund.

Mr. McAllister, Managing Director and equity analyst, joined SaBAM in June 1999. He was Executive Vice President and portfolio manager of JLW Capital Management Inc. from March 1998 to May 1999, and prior to March 1998, was a Vice President and equity analyst at Cohen & Steers Capital Management.

Mr. Feitler is a Director of SaBAM. He joined SaBAM in 1995.

SaBAM has been in the investment advisory business since 1987.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ending April 30, 2005.

TA IDEX MARSICO GROWTH

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)
        OBJECTIVE

The investment objective of TA IDEX Marsico Growth is to seek long-term growth of capital.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Banc of America Capital Management, LLC (BACAP), has entered into an agreement with Marsico Capital Management, LLC (Marsico), under which Marsico provides portfolio management to the fund. Marsico seeks to achieve this objective by investing principally in:

   - common stocks

This fund, under normal circumstances, invests at least 80% of total assets in a diversified portfolio of common stocks of large and medium-sized companies selected for their growth potential.

Stocks for this fund are selected based on an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment, and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation, and other economic and social trends. Bottom-up analysis emphasizes investments in well-known, high quality companies with specific expertise or dominance, franchise durability and pricing power, solid fundamentals such as strong balance sheets, strong management, and reasonable valuations in light of projected growth rates.

To determine whether a security could have favorable growth prospects, Marsico ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price:

   - prospects for above-average sales and earnings growth per share
   - high return on invested capital
   - free cash flow generation
   - sound balance sheet, financial and accounting policies, and overall financial strength
   - apparent use of conservative accounting standards, and transparent financial disclosure
   - strong competitive advantages
   - effective research, product development, and marketing
   - pricing flexibility
   - strength of management
   - general operating characteristics that will enable the company to compete successfully in its marketplace

Marsico may sell the fund's investments if stock prices appreciate excessively in relation to fundamental prospects. Companies also may be sold if they fail to realize their growth potential, or there are more attractive opportunities elsewhere.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.


WHAT IS A "TOP-DOWN" APPROACH?
When using a "top-down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The managers then looks at individual companies within those sectors or industries.

While the fund invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets (including securities of issuers quoted in foreign currencies), or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings

TA IDEX MARSICO GROWTH
disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

   - changes in currency values
   - currency speculation
   - currency trading costs
   - different accounting and reporting practices
   - less information available to the public
   - less (or different) regulation of securities markets
   - more complex business negotiations
   - less liquidity
   - more fluctuations in prices
   - delays in settling foreign securities transactions
   - higher costs for holding shares (custodial fees)
   - higher transaction costs
   - vulnerability to seizure and taxes
   - political instability and small markets
   - different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

- INVESTOR PROFILE

This fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

(GRAPH ICON)
        PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Growth Index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

TA IDEX MARSICO GROWTH

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                               CLASS A SHARES(1)

                                    (GRAPH)

        2000             2001      2002      2003      2004
        ----             ----      ----      ----      ----
       (8.22%)         (14.19%)  (27.12%)   27.23%    11.31%

(1) As of 9/30/2005, the end of the most recent calendar quarter, the fund's year to date return for Class A shares was 2.76%.

---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   -------
Best Quarter:                        06/30/2003       12.50%
Worst Quarter:                       09/30/2002      (16.03)%
-----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(2)

                                       ONE     FIVE    LIFE OF
                                      YEAR    YEARS    FUND(3)
--------------------------------------------------------------
Return before taxes                    5.18%  (5.14)%  (0.49)%
Return after taxes on
  distributions(4)                     5.18%  (5.21)%  (0.58)%
Return after taxes on distributions
and sale of fund shares(4)             3.37%  (4.33)%  (0.46)%
--------------------------------------------------------------
S&P 500 Index                         10.87%  (2.30)%    1.13%
Russell 1000 Growth Index(5)           6.30%  (9.29)%  (3.56)%
(reflects no deduction for fees,
expenses, or taxes)
--------------------------------------------------------------

(2) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
(3) The fund commenced operations on March 1, 1999.
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(5) This index was added on March 2, 2005 as a secondary benchmark to make more meaningful comparisons of the fund's performance relative to the strategy it employs.

NOTE: Prior to November 1, 2002, Goldman Sachs Asset Management served as sub-adviser to this fund and the performance set forth prior to that date is attributable to that manager. Marsico employs different investment strategies than the previous sub-adviser.

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(a)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.80%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.07%
                                            ----------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.87%
EXPENSE REDUCTION(B)                             0.00%
                                            ----------
NET OPERATING EXPENSES                           0.87%
-----------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007 to waive fees and/or reimburse expenses to the extent that the fund's total operating expenses exceed 1.40%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized total operating expenses are less than 1.40%.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          $89      $279      $482      $1,073
---------------------------------------------------

TA IDEX MARSICO GROWTH

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million.......................     0.80%
Over $500 million........................     0.70%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.80% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

SUB-ADVISER:

   Banc of America Capital Management, LLC
   101 South Tryon Street
   Charlotte, North Carolina 28255

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.40% of the first $250 million of average daily net assets; 0.375% of the next $250 million of average daily net assets; 0.35% of the next $500 million of average daily net assets; and 0.30% of average daily net assets in excess of $1 billion.

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico, and co-manages the investment program of TA IDEX Marsico Growth. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the fund's inception date) through August 11, 1997.

Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico was founded by Thomas F. Marsico, who remains the firm's Chairman and CEO.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ending April 30, 2005.

TA IDEX TRANSAMERICA EQUITY

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)
        OBJECTIVE

The objective of TA IDEX Transamerica Equity is to maximize long-term growth.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom up" approach to investing and builds the fund's portfolio one company at a time by investing fund assets principally in:

   - equity securities

TIM generally invests at least 80% of the fund's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

   - shareholder-oriented management
   - dominance in market share
   - cost production advantages
   - leading brands
   - self-financed growth
   - attractive reinvestment opportunities

WHAT IS A "BOTTOM UP" ANALYSIS?
When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

While TIM invests principally in domestic common stocks, the fund may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE

This fund may be appropriate for long-term investors who have the perspective, patience and financial ability to take on above-average price volatility in pursuit of long-term capital growth.

TA IDEX TRANSAMERICA EQUITY

(GRAPH ICON)
        PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 Growth Index, a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                               CLASS A SHARES(1)

                                    (GRAPH)

                         2001      2002      2003      2004
                         ----      ----      ----      ----
                       (17.53%)  (23.39%)   29.78%    14.07%

(1) As of 9/30/2005, the end of the most recent calendar quarter, the fund's year to date return for Class A shares was 10.04%.
---------------------------------------------------------

                                  QUARTER ENDED    RETURN
CLASS A SHARES:                   -------------   --------
Best Quarter:                     12/31/2001        12.85%
Worst Quarter:                    09/30/2001      (18.39)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(2)

                                                     LIFE OF
                                          ONE YEAR   FUND(3)
-------------------------------------------------------------
Return before taxes                         7.79%     (5.13)%
Return after taxes on distributions(4)      7.53%     (5.18)%
Return after taxes on distributions and
  sale of fund shares(4)                    5.41%     (4.29)%
-------------------------------------------------------------
Russell 1000 Growth Index                   6.30%     (9.58)%
S&P 500 Index(5)                           10.87%     (0.94)%
(reflects no deduction for fees,
expenses, or taxes)
-------------------------------------------------------------

(2) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
(3) The fund commenced operations on March 1, 2000.
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(5) This index served as the fund's benchmark prior to March 2, 2005. This benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal strategies and policies of the fund.

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(a)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.75%
Distribution and service (12b-1) fees             N/A
                                                 ----
Other expenses                                   0.09%
                                            ----------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.84%
EXPENSE REDUCTION(B)                             0.00%
                                            ----------
NET OPERATING EXPENSES                           0.84%
-----------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007 to waive fees and/or reimburse expenses to the extent that the fund's total operating expenses exceed 1.17%.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          $86      $268      $466      $1,037
---------------------------------------------------

TA IDEX TRANSAMERICA EQUITY

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million.......................     0.75%
Over $500 million........................     0.70%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.68% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows:

0.35% of the first $500 million of average daily net assets; 0.30% of the fund's average daily net assets over $500 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is President, Chief Investment Officer and Portfolio Manager at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the growth discipline. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ending April 30, 2005.

TA IDEX GREAT COMPANIES -- AMERICA(SM)

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)
        OBJECTIVE

The objective of TA IDEX Great Companies -- America(SM) is long-term growth of capital.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve this objective by investing principally in:

   - large-cap stocks

The fund seeks to invest in common stocks of large, established, United States based companies. Stocks for this fund are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be incorporated in the United States; have been in business for a significant period and survived its founder; have a market cap in excess of $10 billion; be a global company (as defined by the sub-adviser); be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities and generate high returns on invested capital.

The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the fund's benchmark over a set period of time.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value investing. Intrinsic Value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised. Other factors, such as intrinsic value momentum or the company's ability to generate increasing economic profit, are considered in weighing the portfolio.

Great Companies strives to manage the fund in a tax efficient manner by minimizing capital gains distributions through its investment strategy. To do so, Great Companies uses the following strategies:

    1. Whenever it intends to make a sale, it will sell the highest cost lots; when it expects the sale will result in a capital gain, it looks for a capital loss that can be taken in another stock where the sale also makes economic sense.

    2. When taxable dividends and interest accumulates, it looks for short term losses to take to offset the income.

There is no guarantee that the sub-adviser's attempt to manage the fund in a tax-efficient manner will be successful. In either case, it tries to accomplish this tax efficiency without compromising the investment opportunity in the fund.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

THIS FUND IS NON-DIVERSIFIED.

TA IDEX GREAT COMPANIES -- AMERICA(SM)

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests in a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a widely diversified fund and may be subject to a greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets in one issuer.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.
- INVESTOR PROFILE

The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GRAPH ICON)
        PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges which are reflected in the performance information about Class A shares in the table. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                               CLASS A SHARES(1)

                                    (GRAPH)

                         2001      2002      2003      2004
                         ----      ----      ----      ----
                       (12.02%)  (21.57%)   23.80%    0.86%

(1) As of 9/30/2005, the end of the most recent calendar quarter, the fund's year to date return for Class A shares was 1.17%.
---------------------------------------------------------

                               QUARTER ENDED   RETURN
CLASS A SHARES:                -------------   ------
Best Quarter:                  06/30/2003       12.74%
Worst Quarter:                 06/30/2002      (16.08)%
-----------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(2)

                                               LIFE OF
                                  ONE YEAR     FUND(3)
------------------------------------------------------
Return before taxes                (4.69)%      (2.64)%
Return after taxes on
distributions(4)                   (4.69)%      (2.64)%
Return after taxes on
distributions and sale of fund
shares(4)                          (3.05)%      (2.23)%
------------------------------------------------------
S&P 500 Index                       10.87%      (3.29)%
(reflects no deduction for fees,
expenses, or taxes)
------------------------------------------------------

(2) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
(3) The fund commenced operations on July 14, 2000.
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TA IDEX GREAT COMPANIES -- AMERICA(SM)

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(a)

                                       CLASS OF SHARES
                                              I
------------------------------------------------------
Management fees                             0.78%
Distribution and service (12b-1)
fees                                         N/A
Other expenses                              0.11%
                                       ----------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.89%
EXPENSE REDUCTION(B)                        0.00%
                                       ----------
NET OPERATING EXPENSES                      0.89%
------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007 to waive fees and/or reimburse expenses to the extent that the fund's total operating expenses exceed 1.17%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized total operating expenses are less than 1.17%.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
  I            $91      $284      $493      $1,096
---------------------------------------------------

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $250 million.......................    0.775%
Over $250 million up to $500 million.....    0.750%
Over $500 million up to $1 billion.......    0.700%
Over $1 billion..........................    0.650%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.79% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable. Note: The advisory fees for this fund were recently reduced.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Great Companies, L.L.C.
   635 Court Street, Suite 100
   Clearwater, Florida 33756

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of the first $500 million of average daily net assets; 0.30% of the next $500 million of average daily net assets; and 0.25% of average daily net assets in excess of $1 billion.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO and CIO of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

TA IDEX GREAT COMPANIES -- AMERICA(SM)

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a fund manager of the fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an Accounting Manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ending April 30, 2005.

TA IDEX JANUS GROWTH

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)
        OBJECTIVE


The objective of TA IDEX Janus Growth is growth of capital.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve this objective by investing principally in:

   - equity securities listed on national exchanges or on NASDAQ which the fund's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The fund's main strategy is to invest almost all of its assets in equity securities at times when the fund's manager believes the market environment favors such investing.

The fund's sub-adviser builds the fund one company at a time, emphasizing growth of capital by investing in companies the fund's manager believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the fund's sub-adviser also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the fund's sub-adviser subjects each company to a rigorous "bottom up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the fund.
WHAT IS A "BOTTOM UP" ANALYSIS?
When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Although themes may emerge in the fund, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the fund, and any income realized on the fund's investments is incidental to its objective.

The fund's sub-adviser may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the fund invests principally in equity securities, the fund's sub-adviser may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- FOREIGN SECURITIES

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

   - changes in currency values
   - currency speculation
   - currency trading costs
   - different accounting and reporting practices
   - less information available to the public
   - less (or different) regulation of securities markets
   - more complex business negotiations
   - less liquidity
   - more fluctuations in prices
   - delays in settling foreign securities transactions
   - higher costs for holding shares (custodial fees)
   - higher transaction costs
   - vulnerability to seizure and taxes

TA IDEX JANUS GROWTH

   - political instability and small markets
   - different market trading days

- REPURCHASE AGREEMENTS

Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money.

- FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

   - Inaccurate market predictions
   - Imperfect correlation
   - Illiquidity
   - Tax considerations

- DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

- INVESTOR PROFILE

This fund may be appropriate for investors who want capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in the value of their investment.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations. (GRAPH ICON)
        PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), and the Russell 1000 Growth Index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                               CLASS A SHARES(1)

                                    (GRAPH)

        1995             1996      1997      1998      1999      2000      2001      2002      2003      2004
        ----             ----      ----      ----      ----      ----      ----      ----      ----      ----
       47.12%           17.06%    16.82%    63.98%    58.46%   (28.22%)  (28.29%)  (30.68%)   31.54%    14.97%

(1) As of 9/30/2005, the end of the most recent calendar quarter, the fund's year to date return for Class A shares was 3.18%.
---------------------------------------------------------

                                    QUARTER ENDED    RETURN
CLASS A SHARES:                    ---------------   ------
Best Quarter:                        12/31/1999       31.77%
Worst Quarter:                       09/30/2001      (31.66)%
-----------------------------------------------------------

TA IDEX JANUS GROWTH

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(2)

                                                      10 YEARS
                           ONE YEAR    5 YEARS     OR INCEPTION(3)
------------------------------------------------------------------
Return before taxes          8.65%     (12.60)%         10.30%
Return after taxes on
distributions(4)             8.65%     (12.88)%          8.56%
Return after taxes on
distributions and sale of
fund shares(4)               5.62%     (10.20)%          8.49%
------------------------------------------------------------------
S&P 500 Index               10.87%      (2.30)%         12.06%
Russell 1000 Growth
  Index(5)                   6.30%      (9.29)%          9.59%
(reflects no deduction
for fees, expenses, or
taxes)
------------------------------------------------------------------

(2) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
(3) The fund commenced operations on May 8, 1986.
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(5) This index was added on March 2, 2005 as a secondary benchmark to make more meaningful comparisons of the fund's performance relative to the strategy it employs.

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(a)

                                              CLASS OF SHARES
                                                     I
-------------------------------------------------------------
Management fees                                    0.77%
Distribution and service (12b-1) fees               N/A
Other expenses                                     0.10%
                                              ----------
TOTAL ANNUAL FUND OPERATING EXPENSES               0.87%
EXPENSE REDUCTION(b)                               0.00%
                                              ----------
NET OPERATING EXPENSES                             0.87%
-------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.30%.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          $89      $278      $482      $1,073
---------------------------------------------------

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $250 million.......................     0.80%
Over $250 million up to $750 million.....     0.77%
Over $750 million up to $1.5 billion.....     0.75%
Over $1.5 billion up to $3 billion.......     0.70%
Over $3 billion..........................    0.675%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.88% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable. Note: The advisory fees for this fund were recently reduced.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Janus Capital Management LLC
   151 Detroit Street
   Denver, Colorado 80206-4805

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.40% of the first $250 million of average daily net assets; 0.35% of the next $500 million of average daily net assets; 0.30% of the next $750 million of average daily net assets; 0.25% of the next $1.5 billion of average daily net assets; and 0.225% of average daily net assets in excess of $3 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, Vice President, serves as manager of this fund. Mr. Keely has been sole manager of this fund since January, 2000. Previously, he served as co-manager of the fund starting January, 1999. Prior to joining Janus in 1998, he was a Senior Vice President of Investments at Founders.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's annual semi-report for the period ending April 31, 2005.

TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)
        OBJECTIVE

The objective of TA IDEX T. Rowe Price Tax-Efficient Growth is to seek attractive long-term capital appreciation on an after-tax basis.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve this objective by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations.

T. Rowe Price selects stocks based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. T. Rowe Price generally uses a growth approach, looking for companies with one or more of the following characteristics:
   - a demonstrated ability to consistently increase revenues, earnings, and cash flow
   - capable management
   - attractive business niches
   - a sustainable competitive advantage

Valuation measures, such as a company's price/earnings ratio relative to the market and its own growth rate are also considered. T. Rowe Price typically limits holdings of high-yielding stocks, but the payment of dividends -- even above-average dividends -- does not disqualify a stock from consideration.

In pursuing the fund's objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

In an effort to achieve the fund's goal of minimizing taxable distributions, T. Rowe Price strives to avoid realizing capital gains by limiting sales of existing holdings. However, gains may be realized when T. Rowe Price believes the risk of holding a security outweighs tax considerations. When gains are taken, T. Rowe Price will attempt to offset them with losses from other securities.

These is no guarantee that the sub-adviser's attempt to manage the fund in a tax-efficient manner will be successful.
While most assets will be invested in U.S. common stock, other securities may also be purchased, including foreign stocks (up to 25% of total assets), futures, and options, in keeping with fund objectives.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price savings than the broader market.

- FOREIGN STOCKS

Investments in foreign securities (including American Depository receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

   - changes in currency values
   - currency speculation
   - currency trading costs
   - different accounting and reporting practices
   - less information available to the public
   - less (or different) regulation of securities markets
   - more complex business negotiations
   - less liquidity
   - more fluctuations in prices
   - delays in settling foreign securities transactions
   - higher costs for holding shares (custodial fees)

TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH

   - higher transaction costs
   - vulnerability to seizure and taxes
   - political instability and small markets
   - different market trading days

- DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

- INVESTOR PROFILE

This fund may be appropriate for investors who want a long-term approach to building capital and who can tolerate the greater risk of share price declines that accompanies an all-stock portfolio. The higher your tax bracket, the more likely the fund will be appropriate.

(GRAPH ICON)
        PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 Growth Index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                               CLASS A SHARES(1)

                                    (GRAPH)

        2000             2001      2002      2003      2004
        ----             ----      ----      ----      ----
        9.44%          (4.75%)   (22.76%)   29.65%    3.29%

(1) As of 9/30/2005, the end of the most recent calendar quarter, the fund's year to date return for Class A shares was (1.69)%.
---------------------------------------------------------

                                       QUARTER
                                        ENDED       RETURN
CLASS A SHARES:                        -------      ------
Best Quarter:                        06/30/2003      17.46%
Worst Quarter:                       06/30/2002     (17.18)%
----------------------------------------------------------

TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(2)

                                                        LIFE OF
                                   ONE YEAR   5 YEARS   FUND(3)
---------------------------------------------------------------
Return before taxes                  (2.39)%    0.38%     0.36%
Return after taxes on
  distributions(4)                   (2.39)%    0.32%     0.27%
Return after taxes on
distributions and sale of fund
shares(4)                            (1.55)%    0.28%     0.25%
-------------------------------------------------
Russell 1000 Growth Index             6.30%    (9.29)%   (3.56)%
S&P 500 Index(5)                     10.87%    (2.30)%    1.13%
(reflects no deduction for fees,
expenses, or taxes)
-------------------------------------------------

(2) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
(3) The fund commenced operations on March 1, 1999.
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(5) This index served as the fund's benchmark prior to March 2, 2005. This benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal strategies and policies of the fund.

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(a)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.75%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.31%
                                            ---------
TOTAL ANNUAL FUND OPERATING EXPENSES             1.06%
EXPENSE REDUCTION(b)                             0.00%
                                            -------------
NET OPERATING EXPENSES                           1.06%
-----------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007 to waive fees and/or reimburse expenses to the extent that the fund's total operating expenses exceed 1.35%.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          $108     $337      $585      $1,294
---------------------------------------------------

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million.......................     0.75%
Over $500 million........................     0.65%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.67% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   T. Rowe Price Associates, Inc.
   100 East Pratt Street
   Baltimore, Maryland 21202

SUB-ADVISOR FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.45% of the first $100 million of the fund's average daily net assets; 0.40% over $100 million up to $250 million; and 0.35% of average daily net assets in excess of $250 million.
T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Health Sciences, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, AEGON/Transamerica Series Trust (ATST) T. Rowe Price Equity Income, ATST T. Rowe Price Growth Stock and ATST T. Rowe Price Small Cap as follows: assets between $750 million and $1.5 billion: 5% fee reduction; assets between $1.5 billion and $3 billion: 7.5% fee reduction; assets above $3 billion: 10.0% fee reduction. The reduction in fees is split evenly between shareholders and TFAI.

TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH

PORTFOLIO MANAGER:

The fund is managed by an Investment Advisory Committee.

DONALD J. PETERS Chairman, has the day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Mr. Peters has been managing investments since joining T. Rowe Price in 1993.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ending April 30, 2005.

TA IDEX MERCURY LARGE CAP VALUE

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)
        OBJECTIVE

The investment objective of TA IDEX Mercury Large Cap Value is to seek long-term capital growth.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Fund Asset Management, L.P., doing business as Mercury Advisors (Mercury), seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies Mercury selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index.

Mercury seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

- INVESTMENT PROCESS

Mercury follows a quantitative Multifactor Model in selecting securities for the fund's portfolio that considers such factors as:

   - Earnings momentum to include the direction of earnings estimates
   - Earnings surprise to include reported earnings vs. expectations
   - Valuation to include a dividend discount model and relative P/E analysis

Mercury looks for strong relative earnings growth, preferring internal growth and unit growth over growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined; if Mercury believes that a company is overvalued, it will not be considered as an investment for the fund's portfolio. After the initial screening is done, Mercury relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that Mercury believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the fund generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the fund is not an "index" portfolio. In seeking to outperform its benchmark, however, Mercury reviews potential investments using certain criteria that are based on the securities index. These criteria currently include the following:

   - Relative price earnings and price to book ratios
   - Stability and quality of earnings momentum and growth
   - Weighted median market capitalization of the fund's portfolio
   - Allocation among the economic sectors of the fund's portfolio as compared to the index
   - Weighted individual stocks within the applicable index

In addition, the fund may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts, or "ADRs." Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. over-the-counter market are considered "foreign securities" for the purpose of the fund's investment allocations. The fund anticipates that it would generally limit its foreign securities investments to ADRs of issuers in developed countries.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

TA IDEX MERCURY LARGE CAP VALUE

- FOREIGN SECURITIES

Investments in foreign securities, including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation on:

   - changes in currency values
   - currency speculation
   - currency trading costs
   - different accounting and reporting practices
   - less information available to the public
   - less (or different) regulation of securities markets
   - more complex business negotiations
   - less liquidity
   - more fluctuations in prices
   - delays in settling foreign securities transactions
   - higher costs for holding shares (custodial fees)
   - higher transaction costs
   - vulnerability to seizure and taxes
   - political instability and small markets
   - different market trading days

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

- INVESTOR PROFILE

This fund may be appropriate for investors who seek superior long-term performance with below average volatility.

(GRAPH ICON)
        PAST PERFORMANCE

Because the fund commenced operations in March 2005, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from fund assets)

      % of average daily net assets
                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.79%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.06%
                                            ---------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.85%
EXPENSE REDUCTIONS(a)                            0.00%
                                            -------------
NET OPERATING EXPENSES                           0.85%
-----------------------------------------------------------

* Based upon estimates.

(a) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse expenses to the extent that the fund's total operating expenses exceed 1.00%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized total operating expenses are less than 1.00%.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS
------------------------------
    I          $87      $271
------------------------------

TA IDEX MERCURY LARGE CAP VALUE

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $250 million.......................     0.80%
over $250 million up to $750 million.....    0.775%
over $750 million........................     0.75%

SUB-ADVISER:

   Fund Asset Management, L.P., doing business as
   Mercury Advisors
   800 Scudders Mill Road
   Plainsboro, New Jersey 08536

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of the first $250 million of average daily net assets; 0.325% of the average daily net assets from $250 million up to $750 million; and 0.30% over $750 million.

PORTFOLIO MANAGER:

The fund is managed by a team led by ROBERT C. DOLL, CFA, CPA, President and Chief Investment Officer of Merrill Lynch Investment Management (MLIM), who is responsible for the setting and implementation of the fund's investment strategy and the day to day management of the fund. He has managed the fund since its inception. Mr. Doll has been the president of Merrill Lynch Investment Managers, L.P. (MLIM), an affiliate of Fund Asset Management L.P., since 2001. He joined MLIM in 1999. Mr. Doll received his MBA from the Wharton School at the University of Pennsylvania and graduated from Lehigh University with bachelor's degrees in accounting and economics.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

TA IDEX JENNISON GROWTH

SUMMARY OF RISKS AND RETURNS


(BULLSEYE ICON)
        OBJECTIVE

The objective of TA IDEX Jennison Growth is to seek long-term growth of capital.


(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Jennison Associates LLC (Jennison), seeks to achieve the fund's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a "bottom up" approach, researching and evaluating individual companies, to manage the fund's investments.

WHAT IS A "BOTTOM UP" ANALYSIS?
When a sub-adviser used a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

In selecting stocks for the fund, the sub-adviser looks for companies with the following financial characteristics:

   - superior absolute and relative earnings growth
   - above average revenue and earnings per share growth
   - sustainable or improving profitability
   - strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the fund invests have historically been more volatile than the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 Index company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

   - strong market position with a defensible franchise
   - unique marketing competence
   - strong research and development leading to superior new product flow
   - capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The fund may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

TA IDEX JENNISON GROWTH

- FOREIGN STOCKS

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

   - changes in currency values
   - currency speculation
   - currency trading costs
   - different accounting and reporting practices
   - less information available to the public
   - less (or different) regulation of securities markets
   - more complex business negotiations
   - less liquidity
   - more fluctuations in prices
   - delays in settling foreign securities transactions
   - higher costs for holding shares (custodial fees)
   - higher transaction costs
   - vulnerability to seizure and taxes
   - political instability and small markets
   - different market trading days

- PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

- INVESTOR PROFILE

The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

(GRAPH ICON)
        PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table.). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 Growth Index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                               CLASS A SHARES(1)

                                    (GRAPH)

        1997             1998      1999      2000      2001      2002      2003      2004
        ----             ----      ----      ----      ----      ----      ----      ----
       21.11%          (5.34)%    29.33%   (28.56)%   10.06%   (20.92)%   30.94%    10.20%

(1)As of 9/30/2005, the end of the most recent calendar quarter, the fund's year to date return for Class A shares was 7.31%.
---------------------------------------------------------

                                  QUARTER ENDED    RETURN
CLASS A SHARES:                   -------------   --------
Best Quarter:                      12/31/1998       24.98%
Worst Quarter:                     09/30/1998     (24.42)%
----------------------------------------------------------

TA IDEX JENNISON GROWTH

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(2)

                                                        LIFE OF
                                  ONE YEAR   5 YEARS    FUND(3)
---------------------------------------------------------------
Return before taxes                 4.14%    (3.25)%     3.69%
Return after taxes on
  distributions(4)                  4.14%    (4.15)%     2.28%
Return after taxes on
distributions and sale of fund
shares(4)                           2.69%    (3.32)%     2.30%
---------------------------------------------------------------
Russell 1000 Growth Index           6.30%    (9.29)%     6.57%
S&P 500 Index(5)                   10.87%    (2.30)%     9.23%
(reflects no deduction for fees,
  expenses, or taxes)
---------------------------------------------------------------

(2)Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
(3)The fund commenced operations on February 1, 1996.
(4)The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(5)This index served as the fund's benchmark prior to March 2, 2005. This benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal strategies and policies of the fund.

NOTE: Jennison has been the fund's sub-adviser since December 1, 2000. Prior to that date, a different firm managed the fund and the performance set forth prior to December 1, 2000 is attributable to that firm. Also, prior to March 1, 2004, the fund was named IDEX Jennison Equity Opportunity and employed different investment strategies.


(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(a)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.80%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.12%
                                            ----------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.92%
EXPENSE REDUCTION(b)                             0.00%
                                            ----------
NET OPERATING EXPENSES                           0.92%
-----------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.40%.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          $94      $293      $509      $1,131
---------------------------------------------------

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million........................    0.80%
Over $500 million.........................    0.70%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.80% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Jennison Associates LLC
   466 Lexington Avenue
   New York, New York 10017

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.40% of the first $500 million of average daily net assets; 0.35% of the average daily net assets over $500 million.

PORTFOLIO MANAGERS:

Jennison typically follows a team approach in the management of its portfolios, while preserving individual accountability with respect to a particular portfolio. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss purchase and sales activity of all accounts in the particular product strategy. Michael A. Del Balso, Spiros Segalas and Kathleen
A. McCarragher are the portfolio managers of the fund. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales or individual securities, portfolio

TA IDEX JENNISON GROWTH
construction, risk assessment, and management of cash flows.

The portfolio managers for the fund are supported by members of Jennison's Large Cap Growth Equity Team, which is compromised of other portfolio managers, research analysts and other investment professionals of Jennison. Team members provide research support and make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

MICHAEL A. DEL BALSO joined Jennison in 1972 and is currently an Executive Vice President at Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso is a graduate of Yale University and received his M.B.A. from Columbia University. He is a member of The New York Society of Security Analysts, Inc.

SPIROS SEGALAS was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer at Jennison. He received his B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc.

KATHLEEN A. MCCARRAGHER joined Jennison in 1998 and is an Executive Vice President at Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and a director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ending April 30, 2005.

TA IDEX SALOMON ALL CAP

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)
        OBJECTIVE

The investment objective of TA IDEX Salomon All Cap is to seek capital appreciation.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve this objective by investing fund assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The fund may invest in non-dividend paying stocks.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM's looks for:

   - Low market valuations measured by the manager's valuation models.
   - Positive changes in earnings prospects because of factors such as:

     - New, improved or unique products and services
     - New or rapidly expanding markets for the company's products
     - New management
     - Changes in the economic, financial, regulatory or political environment particularly affecting the company
     - Effective research, product development and marketing
     - A business strategy not yet recognized by the marketplace

While the fund invests principally in common stocks, the fund may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the fund's holdings may fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

- FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

   - changes in currency values
   - currency speculation
   - currency trading costs
   - different accounting and reporting practices
   - less information available to the public
   - less (or different) regulation of securities markets
   - more complex business negotiations
   - less liquidity
   - more fluctuations in prices
   - delays in settling foreign securities transactions
   - higher costs for holding shares (custodial fees)
   - higher transaction costs
   - vulnerability to seizure and taxes
   - political instability and small markets
   - different market trading days

- DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional

TA IDEX SALOMON ALL CAP
investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

- CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

THIS FUND IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE

This fund may be appropriate for investors who want long-term growth of capital and who can tolerate fluctuations in their investments.
(GRAPH ICON)
        PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 3000 Index, a widely recognized unmanaged index of market performance which is comprised of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As

TA IDEX SALOMON ALL CAP
with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                               CLASS A SHARES(1)

                                    (GRAPH)

        2000             2001      2002      2003      2004
        ----             ----      ----      ----      ----
       16.88%           1.55%    (26.86)%   37.56%    7.93%

(1) As of 9/30/2005, the end of the most recent calendar quarter, the fund's year to date return for Class A shares was 3.89%.
---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                        06/30/2003      22.99%
Worst Quarter:                       09/30/2002     (21.67)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(2)

                                                       LIFE OF
                                  ONE YEAR   5 YEARS   FUND(3)
--------------------------------------------------------------
Return before taxes                 2.00%      4.02%    8.24%
Return after taxes on
  distributions(4)                  1.99%      3.71%    7.86%
Return after taxes on
distributions and sale of fund
shares(4)                           1.30%      3.25%    6.92%
--------------------------------------------------------------
Russell 3000 Index                 11.95%     (1.16)%   2.32%
(reflects no deduction for fees,
expenses, or taxes)
--------------------------------------------------------------

(2) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
(3) The fund commenced operations on March 1, 1999.
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(a)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.80%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.12%
                                            ---------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.92%
EXPENSE REDUCTION(B)                             0.00%
                                            -------------
NET OPERATING EXPENSES                           0.92%
-----------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007 to waive fees and/or reimburse expenses to the extent that the fund's total operating expenses exceed 1.20%.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          $94      $293      $509      $1,131
---------------------------------------------------

TA IDEX SALOMON ALL CAP

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million.......................     0.80%
Over $500 million........................     0.70%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.78% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Salomon Brothers Asset Management Inc
   399 Park Avenue
   New York, New York 10022

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.30% of the first $20 million of average daily net assets; 0.50% of the next $80 million of average daily net assets; and 0.40% of average daily net assets over $100 million.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of SaBAM, has managed this fund since May 2002. He has been employed by Citigroup Inc. (or its predecessor firms) since 1969.

PETER J. HABLE, managing director of SaBAM, has managed this fund since May 2002. He has been employed by Citigroup Inc. (or its predecessor firms) since 1983.

SaBAM has provided investment advisory services to various clients since 1987.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ending April 30, 2005.

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)
        OBJECTIVE

The objective of TA IDEX Transamerica Growth Opportunities is to maximize long-term growth.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing fund assets principally in:

- equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the fund's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small and medium-sized market capitalization whose market capitalization or annual revenues are no more than $5 billion at the time of purchase.

WHAT IS A "BOTTOM UP" ANALYSIS?
When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth

- high barriers to competition

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

While the fund invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

- FIXED INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors, risks include:

- fluctuation in market value
- changes in interest rates: the value of a fixed income security generally decreases as interest rate rise
- length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
- issuers defaulting on their obligations to pay interest or return principal.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for long-term investors who are willing and financially able to take on above-average stock market volatility in order to pursue long-term capital growth.
(GRAPH ICON)
        PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2500 Growth Index, a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 Growth Index companies with higher price-to-book values and higher forecasted growth values. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                               CLASS A SHARES(1)

                                    (GRAPH)

                         2001      2002      2003      2004
                         ----      ----      ----      ----
                       (17.69)%  (13.69)%   30.61%    14.77%

(1) As of 9/30/2005, the end of the most recent calendar quarter, the fund's year to date return for Class A shares was 6.43%.
---------------------------------------------------------

                                  QUARTER ENDED    RETURN
CLASS A SHARES:                   -------------   --------
Best Quarter:                      12/31/2001       23.35%
Worst Quarter:                     03/31/2001     (34.23)%
----------------------------------------------------------

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(2)

                                                     LIFE OF
                                          ONE YEAR   FUND(3)
------------------------------------------------------------
Return before taxes                         8.46%      (7.78)%
Return after taxes on distributions(4)      8.46%      (7.78)%
Return after taxes on distributions and
sale of fund shares(4)                      5.50%      (6.45)%
------------------------------------------------------------
Russell 2500 Growth Index                  14.59%      (6.78)%
(reflects no deduction for fees,
expenses, or taxes)
------------------------------------------------------------

(2) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
(3) The fund commenced operations on March 1, 2000.
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(a)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.79%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.11%
                                            ----------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.90%
EXPENSE REDUCTION(B)                             0.00%
                                            ----------
NET OPERATING EXPENSES                           0.90%
-----------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.40%.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
  I            $92      $287      $498      $1,108
---------------------------------------------------

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $250 million.......................     0.80%
Over $250 million up to $500 million.....     0.75%
Over $500 million........................     0.70%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.73% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.40% of assets up to $100 million; and 0.35% of assets over $100 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:

EDWARD S. HAN is Vice President and Portfolio Manager at TIM. He joined TIM's predecessor in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

JOHN J. HUBER, CFA, is Principal and Portfolio Manager at TIM. Mr. Huber is the Co-Manager of the TA IDEX Transamerica Growth Opportunities Fund (since August
2005). He also manages institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ending April 30, 2005.

TA IDEX J.P. MORGAN MID CAP VALUE

PLEASE NOTE: This fund will be closed to new investors and investments at the close of business on December 9, 2005.

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)
        OBJECTIVE

The investment objective of TA IDEX J.P. Morgan Mid Cap Value is to seek growth from capital appreciation.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve this objective by investing primarily (at least 80% of net assets under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The fund may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the fund's income.

(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN SECURITIES

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs") and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

   - changes in currency values
   - currency speculation
   - currency trading costs
   - different accounting and reporting practices
   - less information available to the public
   - less (or different) regulation of securities markets
   - more complex business negotiations
   - less liquidity
   - more fluctuations in prices
   - delays in settling foreign securities transactions
   - higher costs for holding shares (custodial fees)
   - higher transaction costs
   - vulnerability to seizure and taxes
   - political instability and small markets
   - different market trading days

- DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

- PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities, tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

TA IDEX J.P. MORGAN MID CAP VALUE

- SMALL- AND MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- OVER-THE-COUNTER INVESTING

Investing in equity securities that are traded over the counter may be more volatile than exchange-listed securities and the fund may experience difficulty in purchasing or selling these securities at a fair price.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

- INVESTOR PROFILE

This fund may be appropriate for investors who seek investments in medium-sized companies with a value-oriented philosophy.

(GRAPH ICON)
        PAST PERFORMANCE

Because the fund commenced operations in March 2005, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from fund assets)

                                            CLASS OF SHARES
      % OF AVERAGE DAILY NET ASSETS                I
-----------------------------------------------------------
Management fees                                   0.83%
Distribution and service (12b-1) fees              N/A
Other expenses                                    0.13%
                                            ----------
TOTAL ANNUAL FUND OPERATING EXPENSES              0.96%
EXPENSE REDUCTION(a)                              0.00%
                                            -------------
NET OPERATING EXPENSES                            0.96%
-----------------------------------------------------------

* Based upon estimates.
(a) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007 to waive fees and/or reimburse expenses to the extent that the fund's total operating expenses exceed 1.05%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized total operating expenses are less than 1.05%.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS    1 YEAR    3 YEARS
---------------------------------
    I           $98       $306
---------------------------------

TA IDEX J.P. MORGAN MID CAP VALUE

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investor Adviser" of this prospectus

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $100 million........................    0.85%
over $100 million.........................    0.80%

SUB-ADVISER:

   J.P. Morgan Investment Management Inc.
   522 Fifth Avenue
   New York, New York 10036

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.40% of average daily net assets.

PORTFOLIO MANAGER:

JONATHAN SIMON, Managing Director. Mr. Simon has worked as a portfolio manager for JPMorgan and its predecessors since 1980. Mr. Simon is President of Flemings Asset Management, Inc., a division of Robert Fleming, Inc.

A discussion regarding the basis or TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)
        OBJECTIVE

The objective of TA IDEX Transamerica Small/Mid Cap Value is to seek to maximize total return.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap domestic equities. The fund defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The fund generally will invest in small and mid cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These measures are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the fund will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

- SMALL-SIZED OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

   - changes in currency values
   - currency speculation
   - currency trading costs
   - different accounting and reporting practices
   - less information available to the public
   - less (or different) regulation of securities markets
   - more complex business negotiations
   - less liquidity
   - more fluctuations in prices
   - delays in settling foreign securities transactions
   - higher costs for holding shares (custodial fees)
   - higher transaction costs
   - vulnerability to seizure and taxes
   - political instability and small markets
   - different market trading days

EMERGING MARKETS RISK
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE

The fund may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(GRAPH ICON)
        PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2500 Value Index, a widely recognized unmanaged index of market performance which measures the performance of the Russell 2500 Value Index companies with lower price-to-book ratios and lower financial growth values. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year(%)

                               CLASS A SHARES(1)

                                    (GRAPH)

          2002                2003            2004
        (15.61)%             50.35%          23.55%

---------------------------------------------------------

(1) As of 9/30/2005, the end of the most recent calendar quarter, the fund's year to date return for Class A shares was 12.98%.

                               QUARTER ENDED   RETURN
CLASS A SHARES:                -------------   -------
Best Quarter:                   06/30/2003       30.88%
Worst Quarter:                  09/30/2002      (26.15)%
------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(2)

                                                LIFE OF
                                     ONE YEAR   FUND(3)
-------------------------------------------------------
Return before taxes                   16.75%     14.32%
Return after taxes on
distributions(4)                      13.58%     13.47%
Return after taxes on distributions
and sale of fund shares(4)            11.77%     12.03%
-------------------------------------------------------
Russell 2500 Value Index              21.58%     16.55%
Russell 2000 Index(5)                 18.33%     11.77%
(reflects no deduction for fees,
expenses, or taxes)
-------------------------------------------------------

(2) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account. After-tax returns are presented for only one class and returns for other classes will vary.
(3) The fund commenced operations on April 2, 2001.
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(5) This index served as the fund's benchmark prior to March 1, 2004. The benchmark change was made as the Russell 2500 Value Index more accurately reflects the principal strategies and policies of the fund.

NOTE:Prior to March 1, 2004, a different sub-adviser managed this fund and the fund employed a different investment style.

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the funds.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(a)

                                       CLASS OF SHARES
                                              I
------------------------------------------------------
Management fees                             0.80%
Distribution and service (12b-1)
fees                                         N/A
Other expenses                              0.05%
                                       ----------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.85%
EXPENSE REDUCTION(B)                        0.00%
                                       ----------
NET OPERATING EXPENSES                      0.85%
------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007 to waive fees and/or reimburse expenses to the extent that the fund's total operating expenses exceed 1.40%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized total operating expenses are less than 1.40%.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          $87      $271      $471      $1,049
---------------------------------------------------

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million........................    0.80%
Over $500 million.........................    0.75%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.82% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable. Note: The advisory fees for this fund were recently reduced.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.375% of the first $500 million of average daily net assets and 0.325% of average daily net assets in excess of $500 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:

MICHELLE E. STEVENS, CFA, is Vice President and Portfolio Manager at TIM. She manages institutional separate accounts in the value equity discipline. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ending April 30, 2005.

TA IDEX T. ROWE PRICE SMALL CAP

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)
        OBJECTIVE

The investment objective of TA IDEX T. Rowe Price Small Cap is to seek long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the fund's objective by investing fund assets principally in:

   - common stocks of small-cap growth companies

This fund will normally invest at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) which was approximately $4.8 billion and below as of December 31, 2004, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the fund's initial purchase continue to be considered small companies for purposes of this policy. The S&P 500 Index measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation, and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The fund intends to be invested in a large number of holdings. T. Rowe Price believes this diversification should minimize the effects of individual security selection on fund performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "top-down" manner so that the fund's portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth.

While the fund invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

WHAT IS A TOP-DOWN APPROACH?
When using a "top-down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- SMALL-CAP GROWTH COMPANIES

Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Also, growth stocks can experience steep price declines if the company's earnings disappoint investors. Since the fund will typically be fully invested in this market sector, investors are fully exposed to its volatility.

- GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology

TA IDEX T. ROWE PRICE SMALL CAP
stocks, can be extremely volatile and subject to greater price swings than the broader market.

- FOREIGN STOCKS

Investments in foreign securities (including American Depository receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitations:

   - changes in currency values
   - currency speculation
   - currency trading costs
   - different accounting and reporting practices
   - less information available to the public
   - less (or different) regulation of securities markets
   - more complex business negotiations
   - less liquidity
   - more fluctuations in prices
   - delays in settling foreign securities transactions
   - higher costs for holding shares (custodial fees)
   - higher transaction costs
   - vulnerability to seizure and taxes
   - political instability and small markets
   - different market trading days

- DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

- OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the Fund may incur substantial losses.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE

This fund may be appropriate for investors who want an aggressive, long-term approach to building capital and who can tolerate significant fluctuations inherent in small-cap stock investing.

(GRAPH ICON)
        PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2000 Growth Index, a widely recognized unmanaged index of market performance which is a market-capitalization weighted index of small capitalization domestic equity securities. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

TA IDEX T. ROWE PRICE SMALL CAP

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                               CLASS A SHARES(1)

                                    (GRAPH)

        2000             2001      2002      2003      2004
        ----             ----      ----      ----      ----
       (9.15)%         (10.09)%  (27.79)%   38.21%    9.76%

(1) As of 9/30/2005, the end of the most recent calendar quarter, the fund's year to date return for Class A shares was 6.40%.
---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                        12/31/2001      25.15%
Worst Quarter:                       09/30/2001     (25.04)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(2)

                                                         LIFE OF
                                 ONE YEAR   FIVE YEARS   FUND(3)
----------------------------------------------------------------
Return before taxes                3.73%      (3.30)%      2.63%
Return after taxes on
  distributions(4)                 3.73%      (3.31)%      2.47%
Return after taxes on
  distributions
and sale of fund shares(4)         2.42%      (2.78)%      2.16%
----------------------------------------------------------------
Russell 2000 Growth Index         14.28%      (3.57)%      3.99%
Russell 2000 Index(5)             18.33%       6.61%      10.51%
(reflects no deduction for
  fees, expenses, or taxes)
----------------------------------------------------------------

(2) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
(3) The fund commenced operations on March 1, 1999.
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(5) This index served as the fund's benchmark prior to March 2, 2005. This benchmark change was made as the Russell 2000 Growth Index more accurately reflects the principal strategies and policies of the fund.


(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
---------------------------------------------------------
---------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(a)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.75%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.20%
                                            ----------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.95%
EXPENSE REDUCTION(b)                             0.00%
                                            ----------
NET OPERATING EXPENSES                           0.95%
-----------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.35%
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          $97      $303      $525      $1,166
---------------------------------------------------

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million.......................     0.75%
Over $500 million........................     0.70%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.80% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable. Note: The advisory fees for this fund were recently reduced.

TA IDEX T. ROWE PRICE SMALL CAP

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   T. Rowe Price Associates, Inc.
   100 East Pratt Street
   Baltimore, Maryland 21202

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of average daily net assets. T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of another series of TA IDEX: TA IDEX T. Rowe Price Health Sciences, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, AEGON/Transamerica Series Trust (ATST) T. Rowe Price Equity Income, ATST T. Rowe Price Growth Stock and ATST T. Rowe Price Small Cap as follows: assets between $750 million and $1.5 billion: 5% fee reduction; assets between $1.5 billion and $3 billion: 7.5% fee reduction; assets above $3 billion: 10.0% fee reduction. The reduction in fees is split evenly between shareholders and TFAI.

PORTFOLIO MANAGER:

PAUL W. WOJCIK, CFA, has managed this fund since December 2000 and heads the Investment Advisory Committee for this fund. He joined T. Rowe Price in 1996 and has been a member of the Investment Advisory Committee since the fund's inception. Prior to joining T. Rowe Price, Mr. Wojcik was a Senior Programmer/Analyst at Fidelity Investments.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ending April 30, 2005.

TA IDEX TRANSAMERICA BALANCED

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)
        OBJECTIVE

This fund seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the fund's objective by investing principally 60% to 70% of the fund's total assets in common stocks with the remaining 30% to 40% of the fund's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each portion of the fund to be flexible in managing the fund's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the fund will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal the fund invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed income management teams work together to build a portfolio of performance-oriented stocks combined with bonds of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The fund is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


WHAT IS A "BOTTOM UP" ANALYSIS?

When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

EQUITY INVESTMENTS -- TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long term above average rate of return. In projecting free cash flows and determining earnings potential, we use multiple factors such as:


   - the quality of the management team;
   - the company's ability to earn returns on capital in excess of the cost of capital;
   - competitive barriers to entry; and
   - the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

FIXED INCOME INVESTMENTS -- TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also complies bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily, negotiating each trade and buying bonds at the best available prices.

(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FIXED INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors, risks include, without limitation:


   - fluctuation in market value
   - changes in interest rates: the value of a fixed income security generally decreases as interest rate rise
   - length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
   - issuers defaulting on their obligations to pay interest or return principal

- SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small and medium sized companies involves greater risk than is customarily associated with more

TA IDEX TRANSAMERICA BALANCED
established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE

This fund may be appropriate for investors who seek long-term total returns that balance capital growth and current income.

(GRAPH ICON)
        PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and the Lehman Brothers U.S. Government/Credit Index (LBGC Index), which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                               CLASS A SHARES(1)

                                    [GRAPH]

        1995             1996      1997      1998      1999      2000      2001      2002      2003      2004
        ----             ----      ----      ----      ----      ----      ----      ----      ----      ----
       25.20%           16.60%    21.17%    30.78%    23.55%   (3.39)%   (5.83)%   (7.22)%    12.91%    10.96%

(1) As of 9/30/2005, the end of the most recent calendar quarter, the fund's year to date return for Class A shares was 2.90%.
---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                        12/31/1998     18.31%
Worst Quarter:                       03/31/2001     (5.87)%
-----------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(2)

                                                      10 YEARS
                           ONE YEAR    5 YEARS     OR INCEPTION(3)
------------------------------------------------------------------
Return before taxes          4.86%      (0.01)%         11.07%
Return after taxes on
  distribution(4)            4.52%      (0.60)%          9.43%
Return after taxes on
distributions and sale of
fund shares(4)               3.14%      (0.36)%          8.72%
------------------------------------------------------------------
S&P 500 Index               10.87%      (2.30)%         12.06%
LBGC Index                   4.19%       8.00%           7.80%
(reflects no deduction
for fees, expenses, or
taxes)
------------------------------------------------------------------

(2) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
(3) The fund commenced operations on December 2, 1994.
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: Prior to May 29, 2004, a different sub-adviser managed the fund and it employed different investment strategies; the performance set forth prior to that date is attributable to that firm.

TA IDEX TRANSAMERICA BALANCED

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(a)

                                          CLASS OF SHARES
                                                 I
---------------------------------------------------------
Management fees                                0.80%
Distribution and service (12b-1) fees           N/A
Other expenses                                 0.10%
                                          ---------
TOTAL ANNUAL FUND OPERATING EXPENSES           0.90%
EXPENSE REDUCTION(B)                           0.00%
                                          ---------------
NET OPERATING EXPENSES                         0.90%
---------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007 to waive fees and/or reimburse expenses to the extent that the fund's total operating expenses exceed 1.45%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized total operating expenses are less than 1.45%.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          $92      $287      $498      $1,108
---------------------------------------------------

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $250 million.......................     0.80%
Over $250 million up to $500 million.....     0.75%
Over $500 million up to $1.5 billion.....     0.70%
Over $1.5 billion........................    0.625%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.92% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable. Note: The advisory fees for this fund were recently reduced.

For additional information about TFAI see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of the first $250 million of average daily net assets; 0.325% over $250 million up to $500 million of average daily net assets; 0.30% over $500 million up to $1.5 billion; 0.25% of average daily net assets in excess of $1.5 billion, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, President, Chief Investment Officer and Portfolio Manager at TIM, is the Lead Equity Manager of the fund. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the growth discipline. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

HEIDI Y. HU, CFA, Senior Vice President and Head of Fixed Income Investments at TIM, is the Lead Fixed Income Manager of the fund. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed income disciplines. Prior to joining TIM's predecessor in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ending April 30, 2005.

TA IDEX TRANSAMERICA VALUE BALANCED

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)
        OBJECTIVE

The objective of TA IDEX Transamerica Value Balanced is preservation of capital and competitive investment returns.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the fund's objective by investing fund assets principally in:

- income-producing common and preferred stocks
- debt obligations of U.S. issuers, some of which will be convertible into common stocks
- U.S. Treasury bonds, notes and bills
- money market funds
- covered call options & put options

In selecting stocks, TIM focuses on quality, liquid, large capitalization stocks, using a "bottom up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the fund seeks to achieve a dividend income yield higher than that of the Russell 1000 Value Index (Russell 1000 Index), a widely recognized unmanaged index of market performance.


WHAT IS A "BOTTOM UP" ANALYSIS?
When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then seek to protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market investments. However at all times the fund will hold at least 25% of its assets in non-convertible fixed income securities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

- FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. Risks include, without limitation:
   - fluctuations in market value
   - changes in interest rates; the value of a fixed income security generally decreases as interest rates rise
   - length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
   - issues defaulting on their obligations to pay interest or return principal

TA IDEX TRANSAMERICA VALUE BALANCED

- OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include:
   - inaccurate market predictions which may result in losses instead of gains
   - prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who want a combination of capital growth and income, and who can tolerate the risks associated with an actively-traded portfolio which shifts assets between equity and debt. (GRAPH ICON)
        PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.


The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of broad measures of market performance, the Russell 1000 Value Index (primary benchmark), which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, the Lehman Brothers Aggregate Bond Index, which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers Intermediate Government/Credit Bond Index (LBIGC Index), which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                               CLASS A SHARES(1)

                                    (GRAPH)

        1996             1997      1998      1999      2000      2001      2002      2003      2004
        ----             ----      ----      ----      ----      ----      ----      ----      ----
       13.16%           17.06%    6.87%    (6.61)%    15.85%    0.01%    (14.23)%   20.96%    9.92%

(1) As of 9/30/2005, the end of the most recent calendar quarter, the fund's year to date return for Class A shares was 1.97%.
---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                        06/30/2003      12.90%
Worst Quarter:                       09/30/2002     (13.27)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(2)

                                                  5      LIFE OF
                                    ONE YEAR    YEARS    FUND(3)
----------------------------------------------------------------
Return before taxes                   3.88%     4.54%      6.01%
Return after taxes on
distributions(4)                      2.53%     3.25%      4.64%
Return after taxes on
distributions and sale of fund
shares(4)                             4.19%     3.29%      4.50%
----------------------------------------------------------------
Russell 1000 Value Index             16.49%     5.27%     11.83%
Lehman Brothers Aggregate Bond
  Index                               4.34%     7.71%      6.88%
LBIGC Index                           3.04%     7.21%      6.50%
(reflects no deduction for fees,
expenses, or taxes)
----------------------------------------------------------------

(2) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
(3) The fund commenced operations on October 1, 1995.
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TA IDEX TRANSAMERICA VALUE BALANCED

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(a)

                                          CLASS OF SHARES
                                                 I
---------------------------------------------------------
Management fees                                0.75%
Distribution and service (12b-1) fees           N/A
Other expenses                                 0.16%
                                          ---------
TOTAL ANNUAL FUND OPERATING EXPENSES           0.91%
EXPENSE REDUCTION(b)                           0.00%
                                          ---------------
NET OPERATING EXPENSES                         0.91%
---------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007 to waive fees and/or reimburse expenses to the extent that the fund's total operating expenses exceed 1.20%.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          $93      $290      $504      $1,120
---------------------------------------------------

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million.......................     0.75%
Over $500 million up to $1 billion.......     0.65%
Over $1 billion..........................     0.60%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.66% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of assets up to $500 million; 0.325% of assets over $500 million up to $1 billion; and 0.30% of assets over $1 billion, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:

JOHN C. RIAZZI, CFA (Lead Equity Portfolio Manager) is Chief Executive Officer and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining TIM in 2001, he was President and Chief Investment Officer for Dean Investment Associates. Mr. Riazzi holds a B.A. in economics from Kenyon College.

HEIDI Y. HU, CFA (Lead Fixed Income Portfolio Manager) is Senior Vice President and Head of Fixed Income Investments at TIM. She manages sub-advised funds and institutional separate accounts in the balanced and fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ending April 30, 2005.

TA IDEX AMERICAN CENTURY INTERNATIONAL

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)
        OBJECTIVE

The objective of TA IDEX American Century International is to seek capital growth.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, American Century Global Investment Management, Inc. (ACGIM), seeks to achieve this objective by investing principally in:

- equity securities of growing foreign companies

The fund manager uses a growth investment strategy developed by ACGIM to invest in stocks of companies that it believes will increase in value over time. This strategy looks for companies with earnings and revenue growth. Ideally, the fund manager looks for companies whose earnings and revenues are not only growing, but growing at a successfully faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.

The manager uses a bottom-up approach to select stocks to buy for the fund. The manager makes its investment decisions based primarily on the business fundamentals of the individual companies rather than on economic forecasts or the outlook for industries or sectors. The manager tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the fund manager select or hold the stocks of companies it believes will be able to sustain their growth and sell the stocks of companies whose growth begins to slow down.


WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

In addition to locating strong companies with earnings and revenue growth, the fund manager believes that it is important to diversify the fund's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the fund manager also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The fund manager does not attempt to time the market. Instead, under normal market conditions, the manager intends to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the fund may invest a portion of its assets in convertible debt securities, short-term securities, equity equivalent securities, forward currency exchange contracts, non-leveraged futures contracts and other similar securities.

Futures contracts, a type of derivative security, can help the fund's cash assets remain liquid by performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- FOREIGN STOCKS

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

   - changes in currency values
   - currency speculation
   - currency trading costs

TA IDEX AMERICAN CENTURY INTERNATIONAL

   - different accounting and reporting practices
   - less information available to the public
   - less (or different) regulation of securities markets
   - more complex business negotiations
   - less liquidity
   - more fluctuations in prices
   - delays in settling foreign securities transactions
   - higher costs for holding shares (custodial fees)
   - higher transaction costs
   - vulnerability to seizure and taxes
   - political instability and small markets
   - different market trading days

- CURRENCY RISK

Because the fund's foreign investments are generally held in foreign currencies, the fund is subject to currency risk, meaning the fund could experience gains or losses solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

- DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

- CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities, tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE

This fund may be appropriate for the investor who is seeking long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.

(GRAPH ICON)
        PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI-EAFE Index), a widely recognized unmanaged index of market performance which includes stocks traded on 16 exchanges in Europe, Australia, and the Far East, weighted by capitalization. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

TA IDEX AMERICAN CENTURY INTERNATIONAL

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                               CLASS A SHARES(1)

                                    (GRAPH)

        1998             1999      2000      2001      2002      2003      2004
        ----             ----      ----      ----      ----      ----      ----
       11.21%           30.63%   (12.43)%  (25.05)%  (20.05)%   23.45%    14.13%

(1) As of 9/30/2005, the end of the most recent calendar quarter, the fund's year to date return for Class A shares was 6.18%.
---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                        12/31/1999      23.80%
Worst Quarter:                       09/30/2002     (19.74)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(2)

                                                       LIFE OF
                             ONE YEAR     5 YEARS      FUND(3)
--------------------------------------------------------------
Return before taxes            7.85%       (6.92)%      0.97%
Return after taxes on
  distributions(4)             7.53%       (7.50)%      0.45%
Return after taxes on
distributions and sale of
fund shares(4)                 5.09%       (5.95)%      0.65%
--------------------------------------------------------------
MSCI-EAFE Index               20.70%       (0.80)%      5.74%
(reflects no deduction for
fees, expenses, or taxes)
--------------------------------------------------------------

(2) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
(3) The fund commenced operations on February 1, 1997.
(4) The after tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(a)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.92%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.67%
                                            --------------
TOTAL ANNUAL FUND OPERATING EXPENSES             1.59%
EXPENSE REDUCTION(b)                             0.27%
                                            --------------
NET OPERATING EXPENSES                           1.32%
-----------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007 to waive fees and/or reimburse expenses to the extent that the fund's total operating expenses exceed 1.32%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized total operating expenses are less than 1.32%.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          $135     $476     $  840     $1,866
---------------------------------------------------

TA IDEX AMERICAN CENTURY INTERNATIONAL

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $250 million.......................    0.925%
Over $250 million up to $500 million.....     0.90%
Over $500 million up to $1 billion.......     0.85%
Over $1 billion..........................     0.80%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.925% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

SUB-ADVISER:

   American Century Global Investment Management, Inc.
   The Chrysler Center
   666 3rd Avenue, 23rd Floor
   New York, New York 10017

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.50% of assets up to $250 million of average daily net assets; 0.475% of next $250 million of average daily net assets; 0.45% of next $500 million of average daily net assets; and 0.40% of average daily net assets in excess of $1 billion.

The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for AEGON/Transamerica Series Trust.

PORTFOLIO MANAGERS:

ACGIM uses a team of fund managers and analysts to manage this fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund's investment objective and strategy.

The fund managers on the investment team are:

KEITH CREVELING, CFA, Vice President and Portfolio Manager, has been a member of the team since April 2002. He joined American Century in October 1999, as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996.

MICHAEL PERELSTEIN, Vice President and Senior Portfolio Manager, has been a member of the team since joining American Century in October 2004. Prior to joining American Century, he was Chief Investment Officer and Managing Partner with Ellis Island Partners LLC from May 2002 to October 2004 and Executive Vice President and Head of International Equities with Schroder Investment Management from January 1997 to May 2002. He has a bachelor's degree in economics from Brandeis University, an MA in economics from the University of Chicago and an MBA in finance from the University of Chicago.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ending April 30, 2005.

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)
        OBJECTIVE

The objective of TA IDEX Templeton Great Companies Global is to seek long-term growth of capital.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's assets are allocated between two sub-advisers, Great Companies, L.L.C. ("Great Companies") and Templeton Investment Counsel, LLC ("Templeton"). Great Companies manages a portion of the fund's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the fund's assets composed of non-U.S. securities (called the "international portfolio"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the fund are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies seeks to achieve the fund's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion in the domestic portfolio.

Companies identified by Great Companies for inclusion in the fund's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the fund's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the fund will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton seeks to achieve the fund's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances. For purposes of the fund's investments, "foreign securities" means those securities issued by companies that:

- have its principal securities trading markets outside the U.S.; or

- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

- have a significant portion of their assets outside the U.S.; or

- are linked to non-U.S. dollar currencies; or

- are organized under the laws of, or with principal offices in, another country

The fund may invest a portion of its assets in smaller companies. The fund considers smaller company stocks to be generally those with market capitalizations of less than $2 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.


WHAT IS A "BOTTOM UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

   - changes in currency values
   - currency speculation
   - currency trading costs
   - different accounting and reporting practices
   - less information available to the public
   - less (or different) regulation of securities markets
   - more complex business negotiations
   - less liquidity
   - more fluctuations in prices
   - delays in settling foreign securities transactions
   - higher costs for holding shares (custodial fees)
   - higher transaction costs
   - vulnerability to seizure and taxes
   - political instability and small markets
   - different market trading days

- EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

- COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

- SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, small company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

- FIXED INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

   - fluctuations in market value
   - changes in interest rates: the value of a fixed income security generally decreases as interest rates rise
   - length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
   - issuers defaulting on their obligations to pay interest or return principal

- PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE

This fund may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.

(GRAPH ICON)
        PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index (MSCIW Index), a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                               CLASS A SHARES(1)

                                    (GRAPH)

        1995             1996      1997      1998      1999      2000      2001      2002      2003      2004
        ----             ----      ----      ----      ----      ----      ----      ----      ----      ----
       20.03%           26.76%    20.44%    24.85%    63.31%   (17.72)%  (23.53)%  (27.00)%   22.58%    6.65%

(1) As of 9/30/2005, the end of the most recent calendar quarter, the fund's year to date return for Class A shares was 3.18%.
---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   -------
Best Quarter:                        12/31/1999       43.29%
Worst Quarter:                        9/30/2001      (20.96)%
-----------------------------------------------------------

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(2)

                                                      10 YEARS
                              ONE YEAR   5 YEARS   OR INCEPTION(3)
------------------------------------------------------------------
Return before taxes             0.78%    (10.72)%        7.80%
Return after taxes on
distributions(4)                0.78%    (10.95)%        6.96%
Return after taxes on
distributions and sale of
fund shares(4)                  0.51%     (8.76)%        6.53%
------------------------------------------------------------------
MSCIW Index                    15.25      (2.05)%        8.52%
(reflects no deduction for
fees, expenses, or taxes)
------------------------------------------------------------------

(2) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
(3) The fund commenced operations on October 1, 1992.
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: Prior to June 1, 2004, Janus Capital Management LLC managed this fund and the fund employed different investment strategies. The performance set forth prior to that date is attributable to that sub-adviser.

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund asset)(a)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.80%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.19%
                                            ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.99%
EXPENSE REDUCTION(B)                             0.00%
                                            ---------------
NET OPERATING EXPENSES                           0.99%
-----------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007 to waive fees and/or reimburse expenses to the extent that the fund's total operating expenses exceed 1.20%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized total operating expenses are less than 1.20%.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          $101     $315      $547      $1,213
---------------------------------------------------

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million.......................     0.80%
Over $500 million........................     0.70%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.91% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable. Note: The advisory fees for this fund were recently reduced.

For additional information about TFAI see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Great Companies, L.L.C.
   635 Court Street, Suite 100
   Clearwater, Florida 33756

   Templeton Investment Counsel, LLC
   500 E. Broward Blvd, Suite 2100
   Fort Lauderdale, FL 33394

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of the first $500 million of average daily net assets; 0.30% over $500 million of average daily net assets. Templeton receives a portion of the sub-advisory fee based on the amount of assets that it manages; it receives 0.40% of the fee for the first $500 million of the fund's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages). Great Companies receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO and Manager of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a fund manager of the Fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Vice President of Great Companies since May 2001. He is responsible for analysis of domestic and foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani served as Accounting Manager for Deloitte & Touche in Wilton, Connecticut.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Market Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

Great Companies has provided investment advisory services to various clients since 2000.

The Templeton organization has been investing globally since 1940.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ending April 30, 2005.

TA IDEX CLARION GLOBAL REAL ESTATE SECURITIES

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)
        OBJECTIVE

The objective of the fund is long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, ING Clarion Global Real Estate Securities, L.P. (Clarion), seeks to achieve its objective by investing principally in equity securities of real estate companies which include:

- common stocks
- convertible securities

Under normal conditions, the fund will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the fund, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The fund's portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts ("REITs").

Clarion uses a disciplined two-step process for constructing the fund's portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the fund for a variety of reasons, such as to secure gains, limit losses, or redeploy fund investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of fund investments to achieve the fund's investment objective.

The fund may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (REMIC) certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the fund does not directly invest in real estate.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

   - changes in currency values
   - currency speculation
   - currency trading costs
   - different accounting and reporting practices
   - less information available to the public
   - less (or different) regulation of securities markets
   - more complex business negotiations
   - less liquidity
   - more fluctuations in prices
   - delays in settling foreign securities transactions
   - higher costs for holding shares (custodial fees)
   - higher transaction costs
   - vulnerability to seizure and taxes
   - political instability and small markets
   - different market trading days.

- REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or

TA IDEX CLARION GLOBAL REAL ESTATE SECURITIES poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

- SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- PORTFOLIO TURNOVER

The fund may engage in a significant number of short-term transactions, which may adversely affect fund performance. Increased turnover results in higher brokerage costs or mark-up charges for the fund. The fund ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

- CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- FIXED INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors, risks include:

   - fluctuation in market value
   - changes in interest rates: the value of a fixed income security generally decreases as interest rate rise
   - length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
   - issuers defaulting on their obligations to pay interest or return principal

- REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include:

   - Declining real estate value
   - Risks relating to general and local economic conditions
   - Over-building
   - Increased competition for assets in local and regional markets
   - Increases in property taxes
   - Increases in operating expenses or interest rates
   - Change in neighborhood value or the appeal of properties to tenants
   - Insufficient levels of occupancy
   - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

- MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The fund's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated.

THIS FUND IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

TA IDEX CLARION GLOBAL REAL ESTATE SECURITIES

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek long-term total return consisting of current income and potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified fund invested primarily in securities of real estate companies and their exposure to real estate markets.


(GRAPH ICON)
        PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table.).

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual returns for different periods compare to the returns of a broad measure of market performance, the Dow Jones Wilshire Real Estate Securities Index (DJ Wilshire RES Index), a widely recognized unmanaged index of market performance which measures the performance of publicly traded real estate securities. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                               CLASS A SHARES(1)

                                    (GRAPH)

         2004
         ----
        32.60%

(1) As of 9/30/2005, the end of the most recent calendar quarter, the fund's year to date return for Class A shares was 8.49%.
---------------------------------------------------------

                                  QUARTER ENDED    RETURN
CLASS A SHARES:                   -------------   --------
Best Quarter:                      12/31/2004      18.24%
Worst Quarter:                     06/30/2004      (5.36)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(2)

                                                      LIFE OF
                                           ONE YEAR   FUND(3)
-------------------------------------------------------------
Return before taxes                         25.30%    33.26%
Return after taxes on distributions         21.99%    29.69%
Return after taxes on distributions and
sale of fund shares(4)                      16.36%    26.38%
-------------------------------------------------------------
DJ Wilshire RES Index                       34.81%    40.76%
(reflects no deduction for fees,
expenses, or taxes)
-------------------------------------------------------------

(2) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(3) The fund commenced operations on March 1, 2003.
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


NOTE: On November 1, 2005, the fund changed its name from TA IDEX Clarion Real
      Estate Securities.
(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

TA IDEX CLARION GLOBAL REAL ESTATE SECURITIES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(a)

                                          CLASS OF SHARES
                                                 I
---------------------------------------------------------
Management fees                                0.80%
Distribution and service (12b-1) fees           N/A
Other expenses                                 0.04%
                                          ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES           0.84%
EXPENSE REDUCTION(B)                           0.00%
                                          ---------------
NET OPERATING EXPENSES                         0.84%
---------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007 to waive fees and/or reimburse expenses to the extent that the fund's total operating expenses exceed 1.40%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized total operating expenses are less than 1.40%.

---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS  1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------
    I         $ 86     $268      $466      $1,037
--------------------------------------------------

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $250 million.......................     0.80%
Over $250 million up to $500 million.....    0.775%
Over $500 million up to $1 billion.......     0.70%
Over $1 billion..........................     0.65%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.80% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   ING Clarion Real Estate Securities LP
   259 N. Radnor-Chester Road, Suite 205
   Radnor, Pennsylvania 19087

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.40% of the first $250 million of average daily net assets; 0.375% of average daily net assets up to $500 million; 0.35% of average daily net assets up to $1 billion; and 0.30% of average daily net assets in excess of $1 billion, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PERFORMANCE MANAGERS

T. RITSON FERGUSON, CFA and JOSEPH P. SMITH, CFA, serve as co-managers of this fund. Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the fund.

Mr. Smith is a Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the fund. Prior to joining Clarion in 1997, he was with Alex Brown & Sons, Inc., as an associate in the Real Estate Investment Banking Group.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ending April 30, 2005.

TA IDEX GREAT COMPANIES -- TECHNOLOGY(SM)

SUMMARY OF RISKS AND RETURNS


(BULLSEYE ICON)
        OBJECTIVE

The objective of TA IDEX Great Companies -- Technology(SM) is long-term growth of capital.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve this objective by investing in:

- common stocks of companies that offer technology or related products and services

Great Companies generally invests at least 80% of the fund's assets in such stocks.

The fund seeks to invest in stocks of large, established, companies that rely extensively on technology in their product development or operations, and have benefited from technological progress in their operating history, with a particular focus on companies in the communication sector and related fields. Stocks for this fund are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" candidate by the sub-adviser, the sub-adviser will initially determine if a company meets certain of the following criteria: be highly regarded by management experts; strong corporate governance; have been in business for 15 years or more; have a market cap in excess of $2 billion; be a global company as defined by sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities and have strong corporate governance, as well as high returns as invested capital. The sub-adviser will use the NASDAQ 100 Index as the performance benchmark for the fund.

To determine which "great company" in which the fund should invest, Great Companies uses Intrinsic Value investing. Intrinsic Value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure and changes when interest rates move or when forecasts of future cash flows are revised.

Great Companies strives to manage the fund in a tax efficient manner. The fund seeks to minimize capital gains distributions through its investment strategy. To do so, Great Companies seeks to follow the following strategies:

1. Whenever it intends to make a sale, it will seek to always sell the highest cost lots; when it expects the sale will result in a capital gain, it looks for a capital loss than can be taken in another stock where the sale also makes economic sense.

2. When taxable dividends and interest accumulates, it looks for short term losses to take to offset the income.

There is no guarantee the fund's attempt to manage the portfolio in a tax-efficient manner will be successful. In either case, it tries to accomplish this tax efficiency without compromising the investment opportunity in the fund.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technological issues. The entire value of the fund may decrease if the technology industry declines. Further, the prices of many technology companies have experienced considerable volativity in the past and may do so in the future.

- GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.
THIS FUND IS NON-DIVERSIFIED.

TA IDEX GREAT COMPANIES -- TECHNOLOGY(SM)

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE

The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GRAPH ICON)
        PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table.). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the NASDAQ 100 Index (NASDAQ 100 Index), a widely recognized unmanaged index of market performance which tracks the 100 largest stocks listed on the NASDAQ Stock Market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                               CLASS A SHARES(1)

                                    (GRAPH)

        2001              2002        2003        2004
        ----              ----        ----        ----
      (34.36)%          (39.42)%     48.81%      7.47%

(1) As of 9/30/2005, the end of the most recent calendar quarter, the fund's year to date return for Class A shares was (2.98)%.
---------------------------------------------------------

                                  QUARTER ENDED    RETURN
CLASS A SHARES:                   -------------   --------
Best Quarter:                      12/31/2001       35.04%
Worst Quarter:                     09/30/2001     (34.51)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(2)

                                               LIFE OF
                                    ONE YEAR   FUND(3)
-------------------------------------------------------
Return before taxes                   1.56%    (19.43)%
Return after taxes on
  distributions(4)                    1.56%    (19.43)%
Return after taxes on
distributions and sale of fund
shares(4)                             1.01%    (15.40)%
-------------------------------------------------------
NASDAQ 100 Index                     10.44%    (18.50)%
(reflects no deduction for fees, expenses,
or taxes)
-------------------------------------------------------

(2) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
(3) The fund commenced operations on July 14, 2000.
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TA IDEX GREAT COMPANIES -- TECHNOLOGY(SM)

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and held shares of the fund.

---------------------------------------------------------
---------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(a)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.80%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.12%
                                            ---------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.92%
EXPENSE REDUCTION(B)                             0.00%
                                            -------------
NET OPERATING EXPENSES                           0.92%
-----------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007 to waive fees and/or reimburse expenses to the extent that the fund's total operating expenses exceed 1.20%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized total operating expenses are less than 1.20%.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          $94      $293      $509      $1,131
---------------------------------------------------

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million........................    0.80%
Over $500 million.........................    0.70%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.79% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

SUB-ADVISER:

   Great Companies, L.L.C.
   635 Court Street, Suite 100
   Clearwater, Florida 33756

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.40% of the first $250 million of average daily net assets; 0.35% of the next $250 million of average daily net assets; and 0.30% of average daily net assets in excess of $500 million.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO and CIO of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a fund manager of the fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche most recently as an Accounting Manager at the firm's Wilton, Connecticut national office.

TA IDEX GREAT COMPANIES -- TECHNOLOGY(SM)

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ending April 30, 2005.

TA IDEX PIMCO TOTAL RETURN

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)
        OBJECTIVE

The objective of TA IDEX PIMCO Total Return is to seek maximum total return consistent with preservation of capital and prudent investment management.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Pacific Investment Management Company LLC (PIMCO), seeks to achieve this objective by investing principally in:
   - fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the fund's assets in a diversified portfolio of fixed income securities of varying maturities. The average duration of this fund normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. For a discussion of fixed income securities, please see the section entitled "Explanation of Strategies and Risks."

PIMCO invests the fund's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the fund's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the fund consists of income earned on the fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
   - fluctuations in market value
   - changes in interest rates: the value of a fixed income security generally decreases as interest rates rise
   - length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
   - issuers defaulting on their obligations to pay interest or return principal

- DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

- MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The fund's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated.

TA IDEX PIMCO TOTAL RETURN

- FOREIGN SECURITIES

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

   - changes in currency values
   - currency speculation
   - currency trading costs
   - different accounting and reporting practices
   - less information available to the public
   - less (or different) regulation of securities markets
   - more complex business negotiations
   - less liquidity
   - more fluctuations in prices
   - delays in settling foreign securities transactions
   - higher costs for holding shares (custodial fees)
   - higher transaction costs
   - vulnerability to seizure and taxes
   - political instability and small markets
   - different market trading days

- HEDGING

The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- LEVERAGING RISK

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's portfolio securities.

- HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Fund portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing. When the Fund invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE

This fund may be appropriate for investors who seek capital appreciation and income growth and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(GRAPH ICON)
        PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers

TA IDEX PIMCO TOTAL RETURN

Aggregate Bond Index (LBABI Index), a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                               CLASS A SHARES(1)
                               ------------------

                                    (GRAPH)

         2003                    2004
         ----                    ----
        4.48%                   3.79%

(1) As of 9/30/2005, the end of the most recent calendar quarter, the fund's year to date return for Class A shares was 1.60%.

---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                        09/30/2004      2.69%
Worst Quarter:                       06/30/2004     (2.51)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(2)

                                                     LIFE OF
                                          ONE YEAR   FUND(3)
------------------------------------------------------------
Return before taxes                        (1.14)%    3.53%
Return after taxes on distributions(4)     (2.35)%    2.21%
Return after taxes on distributions and
sale of fund shares(4)                     (0.50)%    2.28%
------------------------------------------------------------
LBABI Index (reflects no deduction for
fees, expenses, or taxes)                   4.34%     5.89%
------------------------------------------------------------

(2) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
(3) The fund commenced operations on March 1, 2002.
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.



(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(a)

                                          CLASS OF SHARES
                                                 I
---------------------------------------------------------
Management fees                                0.70%
Distribution and service (12b-1) fees           N/A
Other expenses                                 0.14%
                                          ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES           0.84%
EXPENSE REDUCTION(B)                           0.00%
                                          ---------------
NET OPERATING EXPENSES                         0.84%
---------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007 to waive fees and/or reimburse expenses to the extent that the fund's total operating expenses exceed 1.30%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized total operating expenses are less than 1.30%.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          $86      $268      $466      $1,037
---------------------------------------------------

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $250 million.......................     0.70%
Over $250 million up to $750 million.....     0.65%
Over $750 million........................     0.60%

TA IDEX PIMCO TOTAL RETURN

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.70% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Pacific Investment Management Co LLC
   840 Newport Center Drive
   Newport Beach, California 92550

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.25% of average daily net assets.

PORTFOLIO MANAGERS:

Pasi Hamalainen is responsible for the day-to-day management of the portfolio's assets. William H. Gross heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

PASI HAMALAINEN is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He has twelve years of investment experience and holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's in finance from The Wharton School at the University of Pennsylvania.

WILLIAM H. GROSS, CFA, Managing Director and Chief Investment Officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ending April 30, 2005.

TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)
        OBJECTIVE

The investment objective of TA IDEX Transamerica Convertible Securities is to seek maximum total return through a combination of current income and capital appreciation.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing principally in:

- convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the fund's assets in other types of securities, including common stock.

TIM may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The fund may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investments in the fund will go up and down.

- FIXED INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors, risks include:

   - fluctuation in market value
   - changes in interest rates: the value of a fixed income security generally decreases as interest rate rise
   - length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
   - issuers defaulting on their obligations to pay interest or return principal

- FOREIGN SECURITIES

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

   - changes in currency values
   - currency speculation
   - currency trading costs
   - different accounting and reporting practices
   - less information available to the public
   - less (or different) regulation of securities markets
   - more complex business negotiations
   - less liquidity
   - more fluctuations in prices
   - delays in settling foreign securities transactions
   - higher costs for holding shares (custodial fees)
   - higher transaction costs
   - vulnerability to seizure and taxes

TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES

   - political instability and small markets
   - different market trading days

- DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE

The fund may be appropriate for investors who seek current income enhanced by the potential for capital growth, and are willing to tolerate fluctuation in principle value caused by changes in interest rates.

(GRAPH ICON)
        PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch All U.S. Convertibles Index (MLAUSC Index), a widely recognized unmanaged index of market performance which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                               CLASS A SHARES(1)
(BAR CHART)                    ------------------

2003                                                                             24.45
2004                                                                             13.63



                                  2003
                                  ----
                                 24.45%

(1) As of 9/30/2005, the end of the most recent calendar quarter, the fund's year to date return for Class A shares was 2.16%.

---------------------------------------------------------

                                   QUARTER ENDED   RETURN
CLASS A SHARES:                    -------------   -------
Best Quarter:                       06/30/2003      11.89%
Worst Quarter:                      09/30/2004     (1.40)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(2)

                                                      LIFE OF
                                           ONE YEAR   FUND(3)
-------------------------------------------------------------
Return before taxes                         8.23%      9.71%
Return after taxes on distributions(4)      4.86%      7.76%
Return after taxes on distributions and
sale of fund shares(4)                      5.40%      7.15%
-------------------------------------------------------------
MLAUSC Index (reflects no deduction for
fees, expenses, or taxes)                   9.61%     10.63%
-------------------------------------------------------------

(2) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
(3) The fund commenced operations on March 1, 2002.
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(a)

                                          CLASS OF SHARES
                                                 I
---------------------------------------------------------
Management fees                                0.75%
Distribution and service (12b-1) fees           N/A
Other expenses                                 0.06%
                                          ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES           0.81%
EXPENSE REDUCTION(B)                           0.00%
                                          ---------------
NET OPERATING EXPENSES                         0.81%
---------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007 to waive fees and/or reimburse expenses to the extent that the fund's total operating expenses exceed 1.35%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized total operating expenses are less than 1.35%.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS             1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------
    I                    $83      $259      $450      $1,002
-------------------------------------------------------------

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $250 million.........................   0.75%
Over $250 million..........................   0.70%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.75% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of average daily net assets, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGER:

KIRK J. KIM (Lead Portfolio Manager) is Vice President and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor, he worked as a Securities analyst for The Franklin Templeton Group. He joined TIM's predecessor in 1997. Mr. Kim holds a B.S. in finance from the University of Southern California.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ending April 30, 2005.

TA IDEX TRANSAMERICA MONEY MARKET

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)
        OBJECTIVE

The investment objective of TA IDEX Transamerica Money Market is to seek maximum current income from money market securities with liquidity and preservation of principal.


(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing substantially all of the fund's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:

- short-term corporate obligations, including commercial paper, notes and bonds
- obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
- obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
- repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

- investing in securities which present minimal credit risk; and
- maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.


(WARNING SIGN ICON)
        PRINCIPAL RISKS

This fund is subject to the following principal investment risks:

- INTEREST RATES

The interest rates on short-term obligations held in the fund's portfolio will vary, rising or falling with short-term interest rates generally. The fund's yield will tend to lag behind general changes in interest rate.

The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

- DEFAULT RISK

The fund is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the fund.

- FOREIGN SECURITIES

To the extent the fund invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transameriaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE

Investors who seek a low risk, relatively low cost way to achieve current income through high-quality money market securities.

TA IDEX TRANSAMERICA MONEY MARKET

(GRAPH ICON)
        PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you the fund's average annual total returns and its performance since inception. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
----------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                               CLASS A SHARES(1)


                           (GRAPH)

         2003                     2004
         ----                     ----
         0.34%                    0.58%

                                 7 DAY YIELD(2)
                           (as of September 30, 2005)
                                Class A = 2.91%

(1) As of 9/30/2005, the end of the most recent calendar quarter, the fund's year to date return for Class A shares was 1.63%.
---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                        12/31/2004     0.29%
Worst Quarter:                       09/30/2003     0.06%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(3)

                                                       LIFE OF
                                            ONE YEAR   FUND(4)
--------------------------------------------------------------
Return before taxes                          0.58%      0.56%
--------------------------------------------------------------

(2) Call Customer Service (1-888-233-4339) for the current 7 day yield.
(3) Actual returns may depend on the investor's individual tax situation.
(4) The fund commenced operations on March 1, 2002.


(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(a)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.40%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.12%
                                            ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.52%
EXPENSE REDUCTION(B)                             0.04%
                                            ---------------
NET OPERATING EXPENSES                           0.48%
-----------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007 to waive fees and/or reimburse expenses to the extent that the fund's total operating expenses exceed 0.48%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized total operating expenses are less than 0.48%.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          $49      $163      $287       $649
---------------------------------------------------

TA IDEX TRANSAMERICA MONEY MARKET

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

All Average Daily Net Assets...............   0.40%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.03% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.15% of average daily net assets.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

SECTION B -- SHAREHOLDER INFORMATION

REGULATORY PROCEEDINGS


There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for TA IDEX and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, TA IDEX currently believes that the likelihood that it will have a material adverse impact on the series of TA IDEX (the "Funds") is remote. It is important to note that the Funds are not aware of any allegation of wrongdoing against it and its board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the Funds, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Funds and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Funds, will bear the costs regarding these regulatory matters.

INVESTMENT ADVISER


TA IDEX's Board of Trustees is responsible for managing the business affairs of TA IDEX. The Board oversees the operation of TA IDEX by its officers. It also reviews the management of each fund's assets by TFAI and investment sub-advisers. You can find additional information about the TA IDEX Trustees and officers in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser for TA IDEX. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with the Fund's sub-adviser. The investment adviser also monitors the sub-adviser's buying and selling of portfolio securities and administration of the Fund. For these services, TFAI is paid an investment advisory fee. This fee is calculated on the average daily net assets of the Fund, and is paid at the rate previously shown in this prospectus.

TFAI is directly-owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly-owned subsidiaries of AEGON N.V. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of Fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution or Service Arrangements" in this prospectus.

AEGON/Transamerica Series Trust (ATST) received an Order from the Securities and Exchange Commission (Release IC- 23379 dated August 5, 1998) that permits TA IDEX and its investment adviser, TFAI subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for the Fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

CLASS I SHARES


PURCHASE AND REDEMPTION OF SHARES

Class I shares of the Funds in this prospectus are currently offered for investment only to the strategic asset allocation portfolios of TA IDEX asset allocation funds: TA IDEX Asset Allocation - Conservative Portfolio; TA IDEX Asset Allocation - Growth Portfolio; TA IDEX Asset Allocation - Moderate Growth Portfolio; and TA IDEX Asset Allocation - Moderate Portfolio and the strategic asset allocation portfolios of AEGON/ Transamerica Series Trust (ATST): ATST Asset Allocation - Conservative Portfolio; ATST Asset Allocation - Growth Portfolio; ATST Asset Allocation - Moderate Growth Portfolio and ATST Asset Allocation - Moderate Portfolio. Shares of the Fund may be made available to other investors in the future.

FEATURES AND POLICIES


HOW SHARE PRICE IS DETERMINED

The price at which shares are purchased or redeemed is the net asset value per share ("NAV") that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

WHEN SHARE PRICE IS DETERMINED

The NAV of all Funds is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Funds).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus or minus applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received.

Orders for shares of the asset allocation funds mentioned above that invest in Class I shares of the funds and corresponding orders for the Class I shares of the funds are priced on the same day when orders for shares of the asset allocation funds are received. Consequently, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds before the close of business on the NYSE is deemed to constitute receipt of a proportional order for the corresponding Class I shares of the funds on the same day, so that both orders generally will receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number or shares of the fund (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the Nasdaq Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

MARKET TIMING/EXCESSIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into TA IDEX and/or ATST funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, the Funds may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of Fund shares may disrupt portfolio management, hurt Fund performance and drive Fund expenses higher. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

THE TA IDEX BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT PURCHASE SHARES OF THE FUNDS. The Funds reserve the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which they reasonably determine to be in connection with market timing or excessive trading.

Because the shares of the Funds are sold only to certain asset allocation funds, policies and procedures of the Funds to discourage market timing or excessive trading are enforced by the asset allocation funds rather than the Funds. Additional information about such policies and procedures are available in the prospectus of the asset allocation funds. Reallocations in the Funds by an asset allocation fund in furtherance of a portfolio's investment objective are not considered to be market timing or excessive trading.

ASSET ALLOCATION FUNDS

The TA IDEX and ATST asset allocation funds discussed above that invest in the Funds may own a significant portion of the shares of the Funds. Transactions by the asset allocation funds may be disruptive to the management of the Funds.

INVESTMENT POLICY CHANGES

TA IDEX American Century Large Company Value, TA IDEX Transamerica Equity, TA IDEX Mercury Large Cap Value, TA IDEX J.P. Morgan Mid Cap Value, TA IDEX Transamerica Small/Mid Cap Value, TA IDEX T. Rowe Price Small Cap, TA IDEX Clarion Global Real Estate Securities, TA IDEX Great Companies - Technology(SM) and TA IDEX Transamerica Convertible Securities, as part of each Fund's investment policy, invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain investments as indicated in this prospectus Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

NOTE: Unless expressly designated as fundamental, all policies and procedures of the Funds may be changed at any time by TA IDEX's Board of Trustees without shareholder approval.

To the extent authorized by law, TA IDEX and the Funds reserve the right to discontinue offering shares at any time, or to cease operations entirely.

DISTRIBUTION OF SHARES


UNDERWRITING AGREEMENT

TA IDEX has an Underwriting Agreement with AFSG Securities Corporation (AFSG), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of TFAI and TA IDEX. Under this agreement, AFSG underwrites and distributes all classes of fund shares and bears expenses of offering these shares to the public.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS


Transamerica Capital, Inc. ("TCI") (an affiliate of TFAI, and AFSG), TFAI, or the sub-advisers of the Funds, directly or through TCI, out of their own resources and not out of Funds' assets (i.e., without additional cost to the Fund or its shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the asset allocation funds that invest in the Funds or render investor services to asset allocation fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the asset allocation funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the asset allocation funds or the Funds and do not result in increased expenses. They are not reflected in the fees and expenses listed in the fees and expenses section of this prospectus, and they do not change the price paid by investors for the purchase of a fund's shares or the amount received by a shareholder as proceeds from the redemption of fund shares.

DISTRIBUTIONS AND TAXES


The Funds intend to elect and qualify as a regulated investment company ("RIC") under the Internal Revenue Code. As a regulated investment company, the Funds will not be subject to federal income tax on ordinary income and capital gains, if any, that it distributes to its shareholders.

TAXES ON DISTRIBUTIONS IN GENERAL

The Funds will distribute all or substantially all of their net investment income and net capital gains to their shareholders each year. Although the Fund will not have to pay income tax on amounts they distribute to shareholders, most shareholders will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. If the Funds declare a dividend in October, November, or December but pay it in January, you will be taxed on the dividend as if you received it in the previous year.

You normally will be taxed on distributions you receive from the Funds, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or as long-term capital gain. Distributions that are derived from net long-term capital gains will typically be taxed as long-term capital gain. Other distributions will usually be taxable as ordinary income. Except as described below, the tax consequences of a distribution do not depend upon how long you held your Fund shares.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

The Funds will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.

If you buy shares of the Funds before they make a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

TAXES ON THE SALE OF SHARES

If you sell shares of the Funds (including through an exchange for shares of another fund), you generally will have a capital gain or loss, which will be long-term capital gain if you held the shares for more than one year and otherwise short-term capital gain. Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds (or the value of the shares received in the case of an exchange), you will recognize a taxable loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale of shares of the Funds may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Funds within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Funds. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

WITHHOLDING TAXES

As with all mutual funds, the Funds may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

NON-RESIDENT ALIEN WITHHOLDING

Shareholders that are not U.S. investors under the federal tax laws will generally be subject to U.S. withholding and are generally subject to special U.S. tax certification requirements. Additionally, a valid W-8BEN form is required if you are not a U.S. citizen or resident alien. Documentary evidence may also be required to accompany the W-8BEN form.

OTHER TAX INFORMATION

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investment made in shares of the Funds. More information is provided in the SAI. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in the Funds.


FINANCIAL HIGHLIGHTS


FINANCIAL HIGHLIGHTS ARE NOT INCLUDED IN THIS PROSPECTUS BECAUSE CLASS I SHARES COMMENCED OPERATIONS IN NOVEMBER, 2005.

                      EXPLANATION OF STRATEGIES AND RISKS
                                   APPENDIX A

HOW TO USE THIS SECTION

In the discussions of the individual Fund(s) in which you invest, you found descriptions of the principal strategies and risks associated with such Fund(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the Fund you are interested in. Then refer to this section and read about the risks particular to that Fund. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION. The Investment Company Act of 1940 ("1940 Act") classifies investment companies as either diversified or non-diversified.

Diversification is the practice of spreading a Fund's assets over a number of issuers to reduce risk. A non-diversified Fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified Fund, its share price can be expected to fluctuate more than a diversified Fund.

All of the Funds (except Clarion Global Real Estate Securities, TA IDEX Salomon All Cap, TA IDEX Great Companies -- America(SM) and TA IDEX Great
Companies -- Technology(SM)) qualify as diversified funds under the 1940 Act. Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk.

TA IDEX Salomon All Cap, TA IDEX Great Companies -- America(SM), TA IDEX Great Companies -- Technology(SM) and TA IDEX Clarion Global Real Estate Securities, each reserves the right to become a diversified investment company (as defined by the 1940 Act).

CONCENTRATION. Unless otherwise stated in a Fund's objective or its principal strategies and policies, as a fundamental policy governing concentration, no Fund will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies.

INVESTING IN COMMON STOCKS. Many factors cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. When your Fund holds stocks, there is a risk that some or all of them may be down in price when you choose to sell Fund shares, causing you to lose money. This is called market risk.

INVESTING IN PREFERRED STOCKS. Because these stocks generally come with a promise to pay a stated dividend, their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in bonds," below.)

INVESTING IN "CONVERTIBLES," PREFERRED STOCKS, AND BONDS. Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities go up and down in price inversely to interest rates as the common stock does, adding to their market risk.

VOLATILITY. The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk because even though your Fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile Fund is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS. Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:

- CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

- LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

- DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

- DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poor's Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

- LOW RATING. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, subject to greater price volatility and are less liquid.

- LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.

- LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash). Please see Appendix B for a description of bond ratings.

INVESTING IN FOREIGN SECURITIES. Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks not usually associated with U.S. securities, including:

- CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops, the value of your Fund shares could drop too, even if the securities are strong. Dividend and interest payments may be lower. Factors affecting exchange rates are: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks.

- CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation.

- CURRENCY TRADING COSTS. Some Funds also invest in American Depositary Receipts
  (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. The Fund incurs costs when it converts other currencies into dollars, and vice-versa.

- DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

- LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

- LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S.

- MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a Fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

- LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

- SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

- HIGHER CUSTODIAL CHARGES. Fees charged by the Fund's custodian for holding shares are higher for foreign securities than those of domestic securities.

- VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

- POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities. Regulation of banks and capital markets can be weak.

- DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

- HEDGING. A Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a Fund's currency exposure from one currency to another removes the Fund's opportunity to profit from the original currency and involves a risk of increased losses for the Fund if the sub-adviser's projection of future exchange rates is inaccurate.

- EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a Fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND DERIVATIVES. Besides conventional securities, your Fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include:

DERIVATIVES. Certain of the Funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and sway agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A Fund bears the risk that the counterparty could default under a swap agreement. Further, certain Funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a Fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a Fund may receive more or less principal than it originally invested. A Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the Funds:

- MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

- CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

- LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

- LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

- LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

- MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a Fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

  Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under some conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

INVESTING IN STOCK INDEX FUTURES. Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- inaccurate market predictions

- imperfect correlation

- illiquidity

- tax consequences

- potential unlimited loss

- volatile net asset value due to substantial fluctuations in the value of these futures

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the Fund's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Fund's limitations on investing in illiquid securities. If a Fund's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED INCOME INSTRUMENTS. Some Funds invest in "Fixed Income Instruments," which as used in the relative Fund's prospectus include, among others:

- securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

- corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

- mortgage-backed and other asset-backed securities;

- inflation-indexed bonds issued both by governments and corporations;

- structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;

- delayed funding loans and revolving credit facilities;

- bank certificates of deposit, fixed time deposits and bankers' acceptances;

- repurchase agreements and reverse repurchase agreements;

- debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

- obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

Some funds may invest in derivatives based on Fixed Income Instruments.

ZERO COUPON SECURITIES. Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

GENERAL OBLIGATION BONDS. General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

SPECIAL REVENUE BONDS. Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds. Investors in these bonds are exposed to the credit standing of the municipality. If the municipality defaults on the bonds, there may be a loss on the investment.

PRIVATE ACTIVITY BONDS. Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to Alternate Minimum Tax (AMT).

VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments are tax exempt securities that require the Issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the Issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

INVESTING IN TAX-EXEMPT SECURITIES. Some municipal obligations pay interest that, while tax-exempt, may be considered a "preference item" for determining the federal alternative minimum tax. This may result in your paying more tax than you would have otherwise. Also, Congress periodically threatens to limit or do away with the tax exemption on municipal obligations. If that happened, it could substantially reduce the value of your Fund's assets.

INVESTING IN SPECIAL SITUATIONS. Certain Funds may invest in "special situations" from time to time. Special situations arise when, in the opinion of a Fund manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

- a new product or process

- a management change

- a technological breakthrough

- an extraordinary corporate event

- a temporary imbalance in the supply of, and demand for, the securities of an Issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a Fund will depend on the size of the Fund's investment in a situation.

TAX EFFICIENT MANAGEMENT. Certain managers strive to manage each Fund in a tax efficient manner. Each Fund seeks to minimize capital gains distributions through its investment strategy. To do so, relevant managers generally seek to follow the following strategies:

(1) Whenever the manager intends to make a sale, the manager will seek to always sell the highest cost lots; when the manager expects the sale will result in a capital gain, the manager looks for a capital loss than can be taken in another stock where the sale also makes economic sense.

(2) When taxable dividends and interest accumulates, the manager looks for short term losses to take to offset the income. In either case, the manager tries to accomplish this tax efficiency without compromising the investment opportunity in the Fund.

There is no guarantee a Fund's attempt to manage the portfolio in a tax-efficient manner will be successful.

PORTFOLIO TURNOVER. A Fund may engage in a significant number of short-term transactions, which may lower Fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these Funds, although certain tax rules may restrict a Fund's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a Fund. The Funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

INVESTMENT STRATEGIES. A Fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Fund's Board of Trustees. No Fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the Funds to other risks and considerations, which are discussed in the Fund's SAI.

GROWTH INVESTING. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may underperform other Funds that employ a different style. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented Funds typically will underperform when value investing is in favor.

VARIOUS INVESTMENT TECHNIQUES. Various investment techniques are utilized to increase or decrease exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative securities and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of the Fund's portfolio of investments and are not used for leverage. Use of such strategies may result in a Fund manager's failure to achieve the Fund's goals. Also, limiting losses in this manner may cap possible gains.

RESERVE INVESTMENT FUNDS. TA IDEX T. Rowe Price Small Cap, and TA IDEX T. Rowe Price Tax-Efficient Growth may invest in money market instruments directly or indirectly through investment in an internally managed money market Fund, the T. Rowe Price Reserve Investment Funds, Inc. (Reserve Fund). The T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, each a series of the Reserve Fund, are advised by T. Rowe Price and charge no advisory fees to the investment manager, but other fees may be incurred which may result in a duplication of fees. Further information is included in the SAI.

IPOs.  IPOs are subject to specific risks which include:

- high volatility

- no track record for consideration

- securities are less liquid

- earnings are less predictable

TEMPORARY DEFENSIVE STRATEGIES. For temporary defensive purposes, a Fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a Fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a Fund assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR SECTOR RISK. A Fund may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a Fund investing in a broader range of industries.

SHORT SALES. A Fund may sell securities "short against the box." A short sale is the sale of a security that the Fund does not own. A short sale is "against the box" if at all times when the short position is open, the Fund owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other Funds that employ a different investment style. The Fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented Funds will typically underperform when value investing is in favor.

ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

                                  BOND RATINGS
                                   APPENDIX B

BRIEF EXPLANATION OF RATING CATEGORIES

                                     BOND RATING                           EXPLANATION
                                     -----------                           -----------
STANDARD & POOR'S CORPORATION         AAA          Highest rating; extremely strong capacity to pay principal and interest.
                                      AA           High quality; very strong capacity to pay principal and
                                                   interest.
                                      A            Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                                      BBB          Adequate capacity to pay principal and interest; normally
                                                   exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                                      BB,B, and    Predominantly speculative with respect to the issuer's
                                      CC,CC,C      capacity to meet required interest and principal payments.
                                                   BB -- lowest degree of speculation; C -- the highest degree of speculation. Quality and protective characteristics
                                                   outweighed by large uncertainties or major risk exposure to adverse conditions.
                                      D            In default.

PLUS (+) OR MINUS (-) -- The ratings from "AA" to" BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

UNRATED -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.       Aaa          Highest quality, smallest degree of investment risk.
                                      Aa           High quality; together with Aaa bonds, they compose the
                                                   high-grade bond group.
                                      A            Upper-medium grade obligations; many favorable investment
                                                   attributes.
                                      Baa          Medium-grade obligations; neither highly protected nor
                                                   poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                                      Ba           More uncertain, with speculative elements. Protection of
                                                   interest and principal payments not well safeguarded during good and bad times.
                                      B            Lack characteristics of desirable investment; potentially
                                                   low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                                      Caa          Poor standing, may be in default; elements of danger with
                                                   respect to principal or interest payments.
                                      Ca           Speculative in a high degree; could be in default or have
                                                   other marked short-comings.
                                      C            Lowest-rated; extremely poor prospects of ever attaining
                                                   investment standing.

UNRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                    THIS PAGE IS NOT PART OF THE PROSPECTUS

 Both the investment returns and principal value of mutual funds will fluctuate over time so that shares,
       when redeemed, may be worth more or less than their original cost.

                         Transamerica IDEX Mutual Funds
                         www.transamericaidexfunds.com
                  P. O. Box 9012 -- Clearwater, FL 33758-9012
       Investor Services: 1-888-233-4339 -- Sales Support: 1-800-851-7555
             Distributor: AFSG Securities Corporation, Member NASD

      Shareholder inquiries and transaction requests should be mailed to:
                         Transamerica IDEX Mutual Funds
                                P.O. Box 219945
                           Kansas City, MO 64121-9945

ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information, dated November 15, 2005, and in the Annual and Semi-Annual reports to shareholders, which are incorporated by reference into this prospectus. Other information about these funds has been filed with and is available from the U.S. Securities and Exchange Commission. Information about the funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Copies of this information may be obtained, upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102. Reports and other information about the funds are also available on the Commission's Internet site at http://www.sec.gov. To obtain a copy of the Statement of Additional Information or the Annual and Semi-Annual reports, without charge, or to make other inquiries about these funds, call or write to Transamerica IDEX Mutual Funds at the phone number or address above. In the Transamerica IDEX Annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

The Investment Company Act File Number for Transamerica IDEX Mutual Funds is:
811-04556

                         TRANSAMERICA IDEX MUTUAL FUNDS

                                 CLASS I SHARES

                     TA IDEX AMERICAN CENTURY INTERNATIONAL
                  TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE
                  TA IDEX CLARION GLOBAL REAL ESTATE SECURITIES
                      TA IDEX GREAT COMPANIES - AMERICA(SM)
                    TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)
                              TA IDEX JANUS GROWTH
                             TA IDEX JENNISON GROWTH
                        TA IDEX J.P. MORGAN MID CAP VALUE
                             TA IDEX MARSICO GROWTH
                         TA IDEX MERCURY LARGE CAP VALUE
                           TA IDEX PIMCO TOTAL RETURN
                             TA IDEX SALOMON ALL CAP
                         TA IDEX SALOMON INVESTORS VALUE
                         TA IDEX T. ROWE PRICE SMALL CAP
                   TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH
                    TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
                          TA IDEX TRANSAMERICA BALANCED
                   TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
                           TA IDEX TRANSAMERICA EQUITY
                    TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
                        TA IDEX TRANSAMERICA MONEY MARKET
                    TA IDEX TRANSAMERICA SMALL/MID CAP VALUE
                       TA IDEX TRANSAMERICA VALUE BALANCED

                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 15, 2005

                 TRANSAMERICA IDEX MUTUAL FUNDS (CLASS I SHARES)
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                   Customer Service (888) 233-4339 (toll free)

The funds listed above are series of Transamerica IDEX Mutual Funds ("Transamerica IDEX" or "TA IDEX"), an open-end management investment company that offers a selection of investment funds. Transamerica IDEX is registered under the Investment Company Act of 1940, as amended. All funds, other than TA IDEX Salomon All Cap, TA IDEX Great Companies -- America(SM), TA IDEX Great Companies -- Technology(SM) and TA IDEX Clarion Global Real Estate Securities are diversified.

This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Transamerica IDEX prospectus dated November 7, 2005, which may be obtained free of charge by writing or calling Transamerica IDEX at the above address or telephone number. This SAI contains additional and more detailed information about the Transamerica IDEX operations and activities than that set forth in the prospectus. The Transamerica IDEX Annual Reports to shareholders, including the financial statements therein, will be incorporated by reference into this SAI.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES ...................................................     1
INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES .........................     1
OTHER POLICIES AND PRACTICES OF THE FUNDS ...............................     4
OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS .......................     4
FOREIGN INVESTMENTS .....................................................    10
OTHER INVESTMENT COMPANIES ..............................................    12
   Exchange-Traded Funds ("ETFs") .......................................    12
WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES .........    13
ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES .....................    13
INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT
   TRUSTS ("REITS") .....................................................    14
MORTGAGE-RELATED SECURITIES .............................................    14
INCOME PRODUCING SECURITIES .............................................    16
LENDING OF FUND SECURITIES ..............................................    16
JOINT TRADING ACCOUNTS ..................................................    17
ILLIQUID AND RESTRICTED/144A SECURITIES .................................    17
MUNICIPAL OBLIGATIONS ...................................................    17
LOANS ...................................................................    18
EQUITY EQUIVALENTS ......................................................    19
EVENT-LINKED BONDS (TA IDEX PIMCO Total Return) .........................    19
REPURCHASE AND REVERSE REPURCHASE AGREEMENTS ............................    20
PASS-THROUGH SECURITIES .................................................    20
HIGH-YIELD/HIGH-RISK BONDS ..............................................    20
   Valuation Risks ......................................................    20
   Liquidity Risks ......................................................    21
WARRANTS AND RIGHTS .....................................................    21
U.S. GOVERNMENT SECURITIES ..............................................    21
TEMPORARY DEFENSIVE POSITION ............................................    21
MONEY MARKET RESERVES (TA IDEX T. Rowe Price Small Cap and TA IDEX
   T. Rowe Price Efficient Tax-Efficient Growth) ........................    21
OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST ..........................    22
PORTFOLIO TURNOVER RATE .................................................    23
INVESTMENT ADVISORY AND OTHER SERVICES ..................................    24
DISTRIBUTOR .............................................................    33
ADMINISTRATIVE SERVICES .................................................    35
CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES ..........................    36
FUND TRANSACTIONS AND BROKERAGE .........................................    37
TRUSTEES AND OFFICERS ...................................................    42
SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES .............    48
NET ASSET VALUE DETERMINATION ...........................................    49
PURCHASE OF SHARES ......................................................    50
REDEMPTION OF SHARES ....................................................    50
TAXES ...................................................................    50
PRINCIPAL SHAREHOLDERS ..................................................    54

MISCELLANEOUS ...........................................................    54
   Organization .........................................................    54
   Shares of Beneficial Interest ........................................    54
   Independent Registered Certified Public Accounting Firm ..............    54
   Code of Ethics .......................................................    55
   Proxy Voting Policies and Procedures .................................    55
PERFORMANCE INFORMATION .................................................    55
FINANCIAL STATEMENTS ....................................................    57
Appendix A ..............................................................    58

                              INVESTMENT OBJECTIVES

The prospectus discusses the investment objective of each fund of Transamerica IDEX, the principal types of securities in which each fund will invest, and the policies and practices of each fund. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the prospectus.

There can be no assurance that a fund will, in fact, achieve its objective. A fund's investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of a fund may result in the fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES

As indicated in the prospectus, each fund is subject to certain fundamental policies and restrictions which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of a fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy. Each fund has adopted the following fundamental restrictions:

1.   DIVERSIFICATION

Each fund shall be a "diversified company" as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") (except TA IDEX Clarion Global Real Estate Securities, TA IDEX Great Companies -- America(SM), TA IDEX Great Companies -- Technology(SM), and TA IDEX Salomon All Cap), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. TA IDEX Clarion Global Real Estate Securities, TA IDEX Great Companies -- America(SM), TA IDEX Great Companies -- Technology(SM), and TA IDEX Salomon All Cap shall be a "non-diversified company" as that term is defined in the 1940 Act.

2.   BORROWING

Each fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3.   SENIOR SECURITIES

Each fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.   UNDERWRITING SECURITIES

Each fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), except as permitted under the 1933 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act, the fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

5.   REAL ESTATE

Each fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6.   MAKING LOANS

Each fund may not make loans except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7.   CONCENTRATION OF INVESTMENTS

Each fund may not "concentrate" its investments in a particular industry or group of industries (except those funds listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

TA IDEX Clarion Global Real Estate Securities may concentrate in securities of issuers in the real estate industry.

8.   COMMODITIES

Each fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

NON-FUNDAMENTAL RESTRICTIONS

Furthermore, certain funds have adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval.

(A)  EXERCISING CONTROL OR MANAGEMENT

A fund may not invest in companies for the purposes of exercising control or management.

(B)  PURCHASING SECURITIES ON MARGIN

TA IDEX American Century International, TA IDEX American Century Large Company Value, TA IDEX Clarion Global Real Estate Securities, TA IDEX Janus Growth, TA IDEX Jennison Growth, TA IDEX PIMCO Total Return, TA IDEX Salomon Investors Value, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX Templeton Great Companies Global, TA IDEX Transamerica Balanced, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Equity, TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Money Market, TA IDEX Transamerica Small/Mid Cap Value and TA IDEX Transamerica Value Balanced may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions in options, futures contracts, swaps and forward contracts and other derivative instruments, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps and forward contracts and other derivative instruments shall not constitute purchasing securities on margin.

TA IDEX Mercury Large Cap Value may not purchase securities on margin, except
(i) for use of short-term credit necessary for the clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with the futures contracts or other permissible investments.

(C)  ILLIQUID SECURITIES

No fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, except that TA IDEX Transamerica Money Market may not invest in more than 10% of its net assets in illiquid securities.

(D)  SHORT SALES

TA IDEX American Century International, TA IDEX American Century Large Company Value, TA IDEX Mercury Large Cap Value, TA IDEX PIMCO Total Return, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Equity, TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Money Market, TA IDEX Transamerica Small/Mid Cap Value and TA IDEX

Transamerica Value Balanced may not sell securities short, except short sales "against the box". A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

TA IDEX Clarion Global Real Estate Securities, TA IDEX Janus Growth, TA IDEX Jennison Growth, TA IDEX Salomon Investors Value, TA IDEX Templeton Great Companies Global, and TA IDEX Transamerica Balanced may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

(E)  OIL, GAS OR MINERAL DEPOSITS

TA IDEX Clarion Global Real Estate Securities, TA IDEX Janus Growth, TA IDEX Jennison Growth, TA IDEX PIMCO Total Return, TA IDEX Transamerica Balanced, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Money Market, and TA IDEX Transamerica Value Balanced may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

(F)  MORTGAGE OR PLEDGE SECURITIES

TA IDEX Janus Growth, TA IDEX Jennison Growth, TA IDEX Salomon Investors Value, TA IDEX Templeton Great Companies Global, TA IDEX Transamerica Balanced, and TA IDEX Transamerica Value Balanced may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth and TA IDEX Transamerica Small/Mid Cap Value may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the fund's total assets at the time of borrowing or investment.

TA IDEX Transamerica Convertible Securities and TA IDEX Transamerica Money Market may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

(G)  INVESTMENT IN OTHER INVESTMENT COMPANIES

TA IDEX Clarion Global Real Estate Securities, TA IDEX Janus Growth, TA IDEX Jennison Growth, TA IDEX Salomon Investors Value, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX Templeton Great Companies Global, TA IDEX Transamerica Balanced, and TA IDEX Transamerica Growth Opportunities may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act. TA IDEX T. Rowe Price Small Cap and TA IDEX T. Rowe Price Tax-Efficient Growth may purchase securities of the T. Rowe Price Reserve Investment or Government Reserve Investment. TA IDEX J.P. Morgan Mid Cap Value may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

(H)  FUTURES CONTRACTS

TA IDEX American Century International may enter into futures contracts and write and buy put and call options relating to futures contracts. The fund may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more money than it invested.

TA IDEX Clarion Global Real Estate Securities, TA IDEX Janus Growth, TA IDEX Jennison Growth, TA IDEX Salomon Investors Value, TA IDEX Templeton Great Companies Global, and TA IDEX Transamerica Balanced may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of total assets.

TA IDEX T. Rowe Price Small Cap and TA IDEX T. Rowe Price Tax-Efficient Growth may not purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value.

(I)  "JOINT AND SEVERAL" BASIS

TA IDEX Great Companies - America(SM) and TA IDEX Great Companies - Technology(SM) may not participate on a "joint" or "joint and several" basis in any trading account in securities.

(J)  FOREIGN ISSUERS

TA IDEX Jennison Growth and TA IDEX Salomon Investors Value may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

(K)  ADDITIONAL AND TEMPORARY BORROWINGS

TA IDEX American Century International and TA IDEX American Century Large Company Value may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

TA IDEX Marsico Growth, TA IDEX T. Rowe Price Small Cap and TA IDEX T. Rowe Price Tax-Efficient Growth may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the fund's assets exceed $40,000,000.

                    OTHER POLICIES AND PRACTICES OF THE FUNDS

OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS

The following investments are subject to limitations as set forth in each fund's investment restrictions and policies.

OPTIONS ON SECURITIES AND INDEXES. In an effort to increase current income and to reduce fluctuations in net asset value, each of the funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. A fund also may write call options that are not covered for cross-hedging purposes. A fund may write and buy options on the same types of securities that the fund may purchase directly. There are no specific limitations on a fund's writing and buying of options on securities.

A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if a fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a fund segregates cash or other liquid assets with a value equal to the exercise price with its custodian. Put and call options will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

When a portfolio security or currency subject to a call option is sold, a fund will effect a "closing purchase transaction"--the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which a fund previously has written. If a fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, a fund will forego the potential benefit represented by market appreciation over the exercise price.

When a fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, a fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the fund will realize a gain or loss.

The purpose of writing covered call options is to generate additional premium income for a fund. This premium income will serve to enhance a fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a fund.

Once the decision to write a call option has been made, a fund's investment adviser or a sub-adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit a fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a fund will be able to effect such closing transactions at a favorable price. If a fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. A fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a fund.

Where a fund may purchase put options, that fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. A fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a fund upon its exercise of a "put" is normally (i) the fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund may pay for puts either separately in cash or by paying higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

A principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, a fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the fund would suffer a loss. A fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

OPTIONS ON FOREIGN CURRENCIES. A fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that fund to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A fund may write covered call options on foreign currencies. A call option written on a foreign currency by a fund is "covered" if that fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its fund. A call option is also covered if: (i) the fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the custodian.

A fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

FUTURES CONTRACTS AND OPTIONS THEREON. A fund may enter into futures contracts, purchase or sell options on any such futures contracts, and engage in related closing transactions. Futures contracts are for the purchase or sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities. TA IDEX PIMCO Total Return may enter into interest rate futures contracts. These contracts are for the purchase or sale of fixed-income securities. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a Futures Trading Commission merchant ("FTCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The funds may use future contracts to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

The funds also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) a specified exercise price at any time during the option exercise period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial margin deposit and are subject to calls for variation margin.

Futures transactions involve brokerage costs and require a fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. There is a possibility that a fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Futures transactions will be limited to the extent necessary to maintain the qualification of these funds as a regulated investment companies. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Associates on behalf of the funds and their, the funds and the adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the funds exemption filing with respect to its use of futures contracts are no longer applicable.

FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. A fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes a fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts").

A fund may enter into forward currency contracts with stated contract values of up to the value of that fund's assets. The funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.

By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the funds are able to protect themselves against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The funds may also hedge foreign currency exchange rate risk by engaging in a currency financial futures and options transactions, which are described below. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency such fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such fund is obligated to deliver.

If a fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

While forward currency contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event, a fund's ability to utilize forward currency contracts may be restricted. In addition, a fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, a fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. A fund's sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset at least equal to the accrued excess will be segregated by its custodian.

If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap.

Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as a fund's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The funds' sub-advisers may use these opportunities to the extent they are consistent with each fund's investment objective and as are permitted by a fund's investment limitations and applicable regulatory requirements.

CREDIT DEFAULT SWAPS. A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

EURO INSTRUMENTS. The funds may each make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the "LIBOR"), although foreign currency- denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of funds, and sellers to obtain a fixed rate for borrowings. A fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed income instruments.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, options on foreign currencies and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future.

Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a fund as: the possible loss of the entire premium paid for an option bought by a fund; the inability of the fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a fund will be able to use those instruments effectively for their intended purposes.

In connection with certain of its hedging transactions, a fund must segregate assets with the fund's custodian bank to ensure that such fund will be able to meet its obligations pursuant to these instruments. Segregation of a large percentage of a fund's assets could impede implementation of that fund's investment policies or its ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Office of the Comptroller of the Currency (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

FOREIGN INVESTMENTS

Each fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts ("ADRs"). Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund investing in foreign markets is uninvested and no return is earned thereon. The inability of such a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to a fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to a fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a fund's assets. The value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a fund investing in foreign markets. In addition, although a fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers' stock. However, by investing in ADRs rather than directly in foreign issuers' stock, a fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

SOVEREIGN DEBT SECURITIES: Certain funds may invest in securities issued or guaranteed by any country and denominated in any currency. The fund expects to generally invest in developed countries including Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but are subject to the risks attendant to foreign investments, which are discussed above.

Certain funds may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. The funds will not invest more than 25% of their assets in the securities of supranational entities.

EMERGING MARKETS. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by foreign investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

A fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

OTHER INVESTMENT COMPANIES

A fund may invest in securities issued by other investment companies as permitted under the 1940 Act. A fund may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the fund.

EXCHANGE-TRADED FUNDS ("ETFS"). Subject to limitations under the 1940 Act, a fund may invest in shares of investment companies know as ETFs. For example, a fund may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses paid by these securities in addition to the advisory fees and expenses paid by the fund.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. A fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party for any of the above transactions. The fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. At the time of settlement, the market value of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, the fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

Subject to its investment restrictions, a fund may invest in zero coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. TA IDEX PIMCO Total Return may also invest in "strips," which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds.

Current federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 ("Code"), a fund must distribute its investment company taxable income, including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years a fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the rate of return for such fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.

Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

RISK FACTORS. Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; over-building; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.

REITs also may subject a portfolio to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for or damages resulting from, environmental problems, or casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to risks associated with heavy cash flow dependency, potential default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk.

MORTGAGE-RELATED SECURITIES

The funds may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and by nongovernmental entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund's investment in such securities will be subject to the limitations on its investment in investment company securities.

Mortgage-related securities in which these funds may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the funds will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

TA IDEX PIMCO Total Return may invest in Collateralized Mortgage Obligations ("CMOs") residuals and stripped mortgage-backed securities ("SMSBs"). CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

INCOME PRODUCING SECURITIES

TA IDEX PIMCO Total Return focuses its investments in income-producing securities.

TA IDEX PIMCO Total Return will purchase defaulted securities only when its sub-adviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the sub-adviser's belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

     Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

     Disposition of Fund Securities. The fund generally intend to purchase securities for which the sub-adviser expects an active market to be maintained, defaulted securities may be less actively traded than other securities making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. The fund will limit holdings of any such securities to amounts that the sub-adviser believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the funds' ability to readily dispose of securities to meet redemptions.

     Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the fund.

Other types of income producing securities that the fund may purchase include, but are not limited to, the following:

     Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

     Standby Commitments. These instruments, which are similar to a put, give a fund the option to obligate a broker, dealer or bank to repurchase a security held by a fund at a specified price.

     Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

     Inverse Floaters. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. The fund will not invest more than 5% of their respective assets in inverse floaters.

The fund will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of their portfolios.

These investments are subject to credit risk and market risk. Credit risk relates to the party's ability to make payment upon demand; market risk relates to the fact that the value of the security will be impacted by the rise and fall of interest rates.

LENDING OF FUND SECURITIES

The funds, from time to time, may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. In accordance with guidelines from the SEC and its staff, the funds must receive at least 100% collateral, in the form of cash or U.S. Government securities. This collateral must be valued daily, and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the funds do not have the right to vote securities on loan, each intends to regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to a fund, it could experience delays in recovering its securities and possible capital losses. The funds will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines that may be established by the Board of Trustees.

JOINT TRADING ACCOUNTS

TA IDEX Janus Growth, and other clients of Janus Capital Management LLC ("Janus") and its affiliates, may place assets in joint trading accounts for the purpose of making short-term investments in money market instruments. The Board of Trustees must approve the participation of each of these funds in these joint trading accounts and procedures pursuant to which the joint accounts will operate. The joint trading accounts are to be operated pursuant to an exemptive order issued to Janus and certain of its affiliates by the SEC. All joint account participants, including these funds, will bear the expenses of the joint trading accounts in proportion to their investments. Financial difficulties of other participants in the joint accounts could cause delays or other difficulties for the funds in withdrawing their assets from joint trading accounts.

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions, a fund may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

The Fund's Board of Trustees has authorized each fund's sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines which may be amended from time to time, the fund's sub-adviser generally will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer and/or other factors deemed appropriate. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The fund may be restricted in its ability to sell such securities at a time when a fund's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

MUNICIPAL OBLIGATIONS

The funds may invest in the following types of municipal obligations:

MUNICIPAL BONDS. Municipal bonds generally are classified as general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source. Industrial development obligations are a particular kind of municipal bond which are issued by or on behalf of public authorities to obtain funds for many kinds of local, privately operated facilities. Such obligations are, in most cases, revenue bonds that generally are secured by a lease with a particular private corporation.

MUNICIPAL NOTES. Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.


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

MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and the sub-adviser believes that this increase may continue.

VARIABLE RATE OBLIGATIONS. The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which the fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.

LOANS

A fund may invest in certain commercial loans generally known as "syndicated bank loans," by acquiring participations or assignments in such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The fund may participate in such syndications, or can buy part of a loan, becoming a part lender. The fund's investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a fund to value these securities for purposes of calculating its net asset value.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of


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

definitive regulatory guidance, a fund relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

EQUITY EQUIVALENTS

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

A fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the sub-adviser. Except for TA IDEX Transamerica Convertible Securities and TA IDEX PIMCO Total Return, a fund's investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 35% of the fund's net assets. Debt securities rated below the four highest categories are not considered "investment-grade" obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts, are an example of the type of derivative security in which the fund might invest.

EVENT-LINKED BONDS (TA IDEX PIMCO TOTAL RETURN)

Unless otherwise indicated in the prospectus, the fund may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

COLLATERALIZED DEBT OBLIGATIONS

TA IDEX PIMCO Total Return may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and a fund's prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in CDOs that are subordinate to other classes; and (iv)


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

the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Subject to its investment restrictions, a fund may enter into repurchase and reverse repurchase agreements. In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or collateral. A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is the policy of each fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that fund and approved by the Board of Trustees.

In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will segregate with its custodian cash and appropriate liquid assets with the funds' custodian to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements only with parties the investment sub-adviser for each fund deems creditworthy.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a fund to greater fluctuations in the value of its assets.

PASS-THROUGH SECURITIES

Each fund may, in varying degrees, invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests, which are fully discussed in this SAI. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the funds.

HIGH YIELD/HIGH-RISK BONDS

High-yield/high-risk bonds, below investment grade securities (commonly known as "junk bonds") involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody's and Standard & Poor's.

VALUATION RISKS. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. Such funds, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.

LIQUIDITY RISKS. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower rated and nonrated securities; (ii) the value of high yield debt securities held by a fund; (iii) the new asset value of a fund holding such securities; and (iv) the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities.

WARRANTS AND RIGHTS

Subject to its investment restrictions, a fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

U.S. GOVERNMENT SECURITIES

Examples of the types of U.S. government securities that a fund may hold include, in addition to those described in the prospectus and direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, a fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

MONEY MARKET RESERVES (TA IDEX T. ROWE PRICE SMALL CAP AND TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH)

It is expected that these funds will invest their cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and Price-Fleming. The Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRIF") are series of Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate pursuant to an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

The funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. To that end, the RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating from at least one Nationally Recognized Statistical Rating Organization. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

The RIF and GRIF provide very efficient means of managing the cash reserves of the funds. While the RIF does not pay an advisory fee to the investment manager, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The funds will only invest in the RIF or GRIF to the extent it is consistent with their objectives and programs and the terms of the Exemptive Order issued by the SEC.

The RIF and GRIF are not insured or guaranteed by the U.S. Government, and there is no assurance they will maintain a stable net asset value of $1.00 per share. Investing in these securities may result in duplication of certain fees and expenses.

As an operating policy, the funds generally will not purchase securities issued by registered open-end investment companies or registered unit investment trusts in reliance upon 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST

CORPORATE DEBT SECURITIES. A fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under "Convertible Securities" and "Variable or Floating Rate Securities," or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

COMMERCIAL PAPER. Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody's Investors Service, Inc. and Standard and Poor's Ratings Group. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price.

INTERNATIONAL AGENCY OBLIGATIONS. A fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The funds may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

BANK OBLIGATIONS OR SAVINGS AND LOAN OBLIGATIONS. Subject to its investment restrictions, a fund may purchase certificates of deposit, bankers' acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations ("S&L's"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured. The quality of bank or savings and loan obligations may be affected by such factors as (a) location -- the strength of the local economy will often affect financial institutions in the region, (b) asset mix -- institutions with substantial loans in a troubled industry may be weakened by those loans, and (c) amount of equity capital -- under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by a fund, but the fund is not restricted to obligations or institutions that satisfy specified quality criteria.

VARIABLE OR FLOATING RATE SECURITIES. Subject to its investment restrictions, a fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. These securities generally are structured as loans.

PREFERRED STOCKS. Subject to a fund's investment restrictions, a fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

CONVERTIBLE SECURITIES. Subject to its investment restrictions, a fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities without conversion features, but add the potential opportunity for appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values.

COMMON STOCKS. Subject to its investment restrictions, a fund may invest in common stocks. Common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.

PORTFOLIO TURNOVER RATE

Changes may be made in a fund's portfolio consistent with the investment objective and policies of the fund whenever such changes are believed to be in the best interests of the fund and its shareholders, and each fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rates for all of the funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs to a fund, including brokerage commissions, and may have adverse tax consequences

The portfolio turnover rate for each of the funds is calculated by dividing the lesser of a fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Securities and Exchange Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the funds' portfolio holdings. The funds' service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the funds may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with the funds' policies.

The funds, or their duly authorized service providers, may publicly disclose holdings of all funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a fund's completed purchases and sales may only be made available after the public disclosure of a fund's portfolio holdings.

The funds publish all portfolio holdings on a quarterly basis on their website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information generally remains online for 6 months. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the funds. The funds may then forward the information to investors and consultants requesting it.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds by these services and departments, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the portfolio holdings or results of the analysis become public information; and
(ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the funds' investment adviser's compliance department believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the funds (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The Board and an appropriate officer of the investment adviser's compliance department or the Funds' Chief Compliance Officer ("CCO") may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board violations of the funds' policies and procedures on disclosure of portfolio holdings.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Transamerica IDEX has entered into an Advisory Agreement ("Advisory Agreement") on behalf of each fund with Transamerica Fund Advisors, Inc. ("TFAI"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFAI supervises each respective fund's investments and conducts its investment program. TFAI hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly-owned subsidiaries of AEGON N.V. Great Companies, L.L.C., a sub-adviser to the funds, is a 47.5% owned indirect subsidiary of AUSA. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group. Great Companies, L.L.C., and Transamerica Investment Management, LLC, are affiliates of TFAI and Transamerica IDEX.

INVESTMENT ADVISER COMPENSATION

TFAI receives compensation calculated daily and paid monthly from the funds at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets). The table below lists those percentages by fund.

FUND                                             PERCENTAGE OF AVERAGE DAILY NET ASSETS
----------------------------------------------   -------------------------------------------
TA IDEX American Century International*          0.925% of the first $250 million
                                                 0.90% over $250 million up to $500 million
                                                 0.85% over $500 million up to $1 billion
                                                 0.80% in excess of $1 billion

TA IDEX American Century Large Company Value**   0.85% of the first $250 million
                                                 0.80% over $250 million up to $500 million
                                                 0.775% over $500 million up to $750 million
                                                 0.70% in excess of $750 million

TA IDEX Clarion Global Real Estate Securities    0.80% of the first $250 million
                                                 0.775% over $250 million up to $500 million
                                                 0.70% over $500 million up to $1 billion
                                                 0.65% in excess of $1 billion

TA IDEX Great Companies -- America(SM)           0.775% of the first $250 million
                                                 0.75% over $250 million up to $500 million
                                                 0.70% over $500 million up to $1 billion
                                                 0.65% in excess of $1 billion

TA IDEX Great Companies -- Technology(SM)        0.80% of the first $500 million
                                                 0.70% in excess of $500 million

TA IDEX Janus Growth                             0.80% of the first $250 million
                                                 0.77% over $250 million up to $750 million
                                                 0.75% over $750 million up to $1.5 billion
                                                 0.70% over $1.5 billion up to $3 billion
                                                 0.675% in excess of $3 billion

TA IDEX Jennison Growth                          0.80% of the first $500 million
                                                 0.70% in excess of $500 million

TA IDEX J.P. Morgan Mid Cap Value                0.85% of the first $100 million
                                                 0.80% in excess of $100 million

TA IDEX Marsico Growth                           0.80% of the first $500 million
                                                 0.70% in excess of $500 million

TA IDEX Mercury Large Cap Value                  0.80% of the first $250 million
                                                 0.775% over $250 million up to $750 million
                                                 0.75% in excess of $750 million

TA IDEX PIMCO Total Return                       0.70% of the first $250 million
                                                 0.65% over $250 million up to $750 million
                                                 0.60% in excess of $750 million

TA IDEX Salomon All Cap                          0.80% of the first $500 million
                                                 0.70% in excess of $500 million

TA IDEX Salomon Investors Value                  0.80% of the first $500 million
                                                 0.70% in excess of $500 million

TA IDEX T. Rowe Price Small Cap                  0.75% of the first $500 million
                                                 0.70% in excess of $500 million

TATA IDEX T. Rowe Price Tax-Efficient Growth     0.75% of the first $500 million
                                                 0.65% in excess of $500 million

TA IDEX Templeton Great Companies Global         0.80% of the first $500 million
                                                 0.70% in excess of $500 million

TA IDEX Transamerica Balanced                    0.80% of the first $250 million
                                                 0.75% over $250 million up to $500 million
                                                 0.70% over $500 million up to $1.5 billion
                                                 0.625% in excess of $1.5 billion

TA IDEX Transamerica Convertible Securities      0.75% of the first $250 million
                                                 0.70% in excess of $250 million

TA IDEX Transamerica Equity                      0.75% of the first $500 million
                                                 0.70% in excess of $500 million

TA IDEX Transamerica Growth Opportunities        0.80% of the first $250 million
                                                 0.75% over $250 million up to $500 million
                                                 0.70% in excess of $500 million

TA IDEX Transamerica Money Market                0.40% of average daily net assets

TA IDEX Transamerica Small/Mid Cap Value         0.80% of the first $500 million
                                                 0.75% in excess of $500 million

TA IDEX Transamerica Value Balanced              0.75% of the first $500 million
                                                 0.65% over $500 million up to $1 billion
                                                 0.60% in excess of $1 billion

* USE COMBINED AVERAGE DAILY NET ASSETS FOR TA IDEX AMERICAN CENTURY INTERNATIONAL AND ATST AMERICAN CENTURY INTERNATIONAL.

** USE COMBINED AVERAGE DAILY NET ASSETS FOR TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE AND ATST AMERICAN CENTURY LARGE COMPANY VALUE.

ADVISORY AGREEMENT

The duties and responsibilities of the investment adviser are specified in the Advisory Agreement. The Advisory Agreement provides that TFAI will perform the following services or cause them to be performed by others: (i) furnish to the fund investment advice and recommendations; (ii) supervise the purchase and sale of securities as directed by appropriate fund officers; and (iii) be responsible for the administration of each fund. The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days' written notice at the option of either the fund, TFAI or by a vote of shareholders of each fund. The Advisory Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of each fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.

The Advisory Agreement also provides that TFAI shall not be liable to the funds or to any shareholder for any error of judgment or mistake of law or for any loss suffered by a fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of TFAI in the performance of its duties thereunder.

Each fund pays its allocable share of the fees and expenses of a fund's non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the funds or TFAI, expenses of preparing and typesetting periodic reports to shareholders (except for those reports the fund's permit to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of fund shares under federal and state law.

EXPENSE LIMITATION

TFAI has entered into an expense limitation agreement with Transamerica IDEX on behalf of certain funds, pursuant to which TFAI has agreed to reimburse a fund or waive fees, or both, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to its income account, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, exceeds a certain percentage of the fund's average daily net assets. That percentage is listed by fund in the following table, as specified for that fund (expense cap). Transamerica IDEX, on behalf of such fund, will at a later date reimburse TFAI for operating expenses previously paid on behalf of such fund during the previous 36 months, but only if, after such reimbursement, the fund's expense ratio does not exceed the expense cap. The agreement, as amended, continues automatically for one-year terms unless TFAI provides written notice to Transamerica IDEX. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement The funds currently included in the Expense Limitation Agreement are listed as follows:

TA IDEX American Century International
TA IDEX American Century Large Company Value
TA IDEX Clarion Global Real Estate Securities
TA IDEX Great Companies - America(SM)
TA IDEX Great Companies - Technology(SM)
TA IDEX J.P. Morgan Mid Cap Value
TA IDEX Marsico Growth
TA IDEX Mercury Large Cap Value
TA IDEX PIMCO Total Return
TA IDEX Salomon Investors Value
TA IDEX Templeton Great Companies Global
TA IDEX Transamerica Balanced
TA IDEX Transamerica Convertible Securities
TA IDEX Transamerica Money Market
TA IDEX Transamerica Small/Mid Cap Value

The applicable expense caps for each of the funds are listed in the following table.

                                                EXPENSE
FUND                                              CAP
----                                            -------
TA IDEX American Century International           1.32%
TA IDEX American Century Large Company Value     1.45%
TA IDEX Clarion Global Real Estate Securities    1.40%
TA IDEX Great Companies -- America(SM)           1.17%
TA IDEX Great Companies -- Technology(SM)        1.20%
TA IDEX Janus Growth                             1.30%
TA IDEX Jennison Growth                          1.40%
TA IDEX J.P. Morgan Mid Cap Value                1.05%
TA IDEX Marsico Growth                           1.40%
TA IDEX Mercury Large Cap Value                  1.00%
TA IDEX PIMCO Total Return                       1.30%
TA IDEX Salomon All Cap                          1.20%
TA IDEX Salomon Investors Value                  1.20%
TA IDEX T. Rowe Price Small Cap                  1.35%
TA IDEX T. Rowe Price Tax-Efficient Growth       1.35%
TA IDEX Templeton Great Companies Global         1.20%
TA IDEX Transamerica Balanced                    1.45%
TA IDEX Transamerica Convertible Securities      1.35%
TA IDEX Transamerica Equity                      1.17%
TA IDEX Transamerica Growth Opportunities        1.40%
TA IDEX Transamerica Money Market                0.48%
TA IDEX Transamerica Small/Mid Cap Value         1.40%
TA IDEX Transamerica Value Balanced              1.20%

                                                    ADVISORY FEE AFTER REIMBURSEMENT        ADVISORY FEE REIMBURSEMENTS
                                                              OCTOMBER 31,                         OCTOMBER 31,
                                                ---------------------------------------   ------------------------------
FUND                                                2004          2003          2002        2004       2003       2002
----                                            -----------   -----------   -----------   --------   --------   --------
TA IDEX American Century International          $ 2,036,093   $   310,246   $  (147,054)  $  3,005   $472,761   $305,828
TA IDEX American Century Large Company Value    $   682,635   $    57,108   $   (79,539)  $     --   $206,578   $205,837
TA IDEX Clarion Global Real Estate Securities   $   832,476       216,103           N/A   $     --      2,602        N/A
TA IDEX Great Companies -- America(SM)          $ 1,107,766   $   959,239   $   921,249   $  9,000   $147,541   $146,134
TA IDEX Great Companies -- Technology(SM)       $   943,831   $   179,708   $   (46,300)  $  6,423   $138,268   $192,527
TA IDEX Janus Growth                            $10,965,287   $10,670,954   $14,652,745   $    389   $     --   $     --
TA IDEX Jennison Growth                         $   657,176   $   455,854   $   612,680   $     --   $103,823   $ 59,815
TA IDEX J.P. Morgan Mid Cap Value *                     N/A           N/A           N/A        N/A        N/A        N/A
TA IDEX Marsico Growth                          $   524,068   $   361,461   $   158,112   $     --   $ 26,748   $105,284
TA IDEX Mercury Large Cap Value *                       N/A           N/A           N/A        N/A        N/A        N/A
TA IDEX PIMCO Total Return                      $   790,940   $   742,841   $   129,048         --   $     --   $ 37,154
TA IDEX Salomon All Cap                         $ 5,002,344   $ 2,258,747   $ 2,600,599   $     --   $295,977   $376,327
TA IDEX Salomon Investors Value                 $ 3,077,532   $ 1,121,694   $   210,585   $  3,284   $     --   $170,078
TA IDEX T. Rowe Price Small Cap                 $ 1,129,757   $   282,683   $   (31,866)  $     --   $ 85,347   $218,612
TA IDEX T. Rowe Price Tax-Efficient Growth      $   214,235   $   238,582   $   169,418)  $ 21,000   $ 59,810   $ 94,052
TA IDEX Templeton Great Companies Global        $ 3,609,000   $    76,225   $    (6,196)  $     --   $126,966   $115,094
TA IDEX Transamerica Balanced                   $ 2,988,883   $ 3,688,769   $ 4,485,743   $     --   $     --   $     --
TA IDEX Transamerica Convertible Securities     $ 1,475,024   $   607,328   $   (51,591)  $     --   $     --   $ 81,836

TA IDEX Transamerica Equity                     $   917,983   $   424,229   $   (30,731)  $149,198   $     --   $ 86,759
TA IDEX Transamerica Growth Opportunities       $ 2,106,084   $   405,924   $      (774)  $173,444   $550,288   $127,718
TA IDEX Transamerica Money Market               $    64,000   $    18,815   $  (136,773)  $693,000   $869,435   $542,922
TA IDEX Transamerica Small/Mid Cap Value        $ 2,688,009   $ 1,000,665   $   453,811   $     --   $     --   $ 77,762
TA IDEX Transamerica Value Balanced             $   369,000   $    28,006   $   154,636   $ 49,000   $195,436   $128,406

----------
* TA IDEX J.P. Morgan Mid Cap Value and TA IDEX Mercury Large Cap Value commenced operations on March 1, 2005 and as such there is no historical fee information.

SUB-ADVISERS

American Century Investment Management, Inc. ("American Century"), American Century Tower, 4500 Main Street, Kansas City, MO 64111, serves as sub-adviser to TA IDEX American Century Large Company Value pursuant to a sub-advisory agreement with TFAI.

American Century Global Investment Management, Inc. ("ACGIM"), The Chrysler Center, 666 3rd Avenue, 23rd Floor, New York, NY 10017, serves as sub-adviser to TA IDEX American Century International pursuant to a sub-advisory agreement with TFAI.

Banc of America Capital Management, LLC ("BACAP"), 101 S. Tryon Street, Charlotte, NC 28255, serves as sub-adviser to TA IDEX Marsico Growth pursuant to a sub-advisory agreement with TFAI. BACAP has entered into an agreement with Marsico Capital Management, LLC ("Marsico"), 1200 17th Street, Suite 1300, Denver, CO 80202, wherein Marsico will provide portfolio management.

Fund Asset Management, L.P., doing business as Mercury Advisors, 800 Scudders Mill Road, Plainsboro, NJ 08536, serves as sub-adviser to TA IDEX Mercury Large Cap Value pursuant to a sub-advisory agreement with TFAI Great Companies, L.L.C. ("Great Companies"), 635 Court Street, Suite 100, Clearwater, FL 33756, serves as sub-adviser to TA IDEX Great Companies -- America(SM) and TA IDEX Great Companies -- Technology(SM), and co-sub-adviser to TA IDEX Templeton Great Companies Global pursuant to a sub-advisory agreement with TFAI.

ING Clarion Global Real Estate Securities LP ("Clarion"), 259 N. Radnor-Chester Road, Suite 205, Radnor, PA 19087, serves as sub-adviser to TA IDEX Clarion Global Real Estate Securities pursuant to a sub-advisory agreement with TFAI.

Janus Capital Management LLC ("Janus"), 151 Detroit Street, Denver, CO 80206-4805, serves as sub-adviser to TA IDEX Janus Growth pursuant to a sub-advisory agreement with TFAI.

Jennison Associates LLC ("Jennison"), 466 Lexington Avenue, New York, NY 10017, serves as sub-adviser to TA IDEX Jennison Growth pursuant to a sub-advisory agreement with TFAI.

J.P. Morgan Investment Management Inc. ("J.P. Morgan"), 522 Fifth Avenue, New York, NY 10036, serves as sub-adviser to TA IDEX J.P. Morgan Mid Cap Value pursuant to a sub-advisory agreement with TFAI.

Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660, serves as sub-adviser to TA IDEX PIMCO Total Return pursuant to sub-advisory agreements with TFAI.

Salomon Brothers Asset Management Inc ("SaBAM"), 399 Park Avenue, New York, NY 10022, serves as sub-adviser to TA IDEX Salomon All Cap and TA IDEX Salomon Investors Value pursuant to a sub-advisory agreement with TFAI.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 E. Pratt Street, Baltimore, MD 21202, serves as sub-adviser to TA IDEX T. Rowe Price Small Cap and TA IDEX T. Rowe Price Tax-Efficient Growth pursuant to a sub-advisory agreement with TFAI.

Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, serves as co-sub-adviser to TA IDEX Templeton Great Companies Global pursuant to a sub-advisory agreement with TFAI.

Transamerica Investment Management, LLC ("TIM"), 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, serves as sub-adviser to TA IDEX Transamerica Small/Mid Cap Value, TA IDEX Transamerica Balanced, TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Equity, TA IDEX Transamerica Value Balanced, TA IDEX Transamerica Money Market and TA IDEX Transamerica Convertible Securities pursuant to a sub-advisory agreement with TFAI.

     The sub-advisers also serve as sub-advisers to certain portfolios of AEGON/Transamerica Series Trust ("ATST"), a registered investment company. They may be referred to herein collectively as the "sub-advisers" and individually as a "sub-adviser."

                    Fund                          Sub-Adviser                      Sub-Advisory Fee
                    ----                          -----------                      ----------------
TA IDEX American Century International*              ACGIM         0.50% of assets up to $250 million of average
                                                                   daily net assets; 0.475% of next $250 million of
                                                                   average daily net assets; 0.45% of next $500
                                                                   million of average daily net assets; and 0.40%
                                                                   of average daily net assets in excess of $1
                                                                   billion.

TA IDEX American Century Large Company         American Century    0.45% of assets up to $250 million of average
Value**                                                            daily net assets; 0.40% of next $250 million of
                                                                   average daily net assets; 0.35% of next $250
                                                                   million of average daily net assets; and 0.30%
                                                                   of average daily net assets in excess of $750
                                                                   million.

TA IDEX Clarion Global Real Estate                  Clarion        0.40% of the first $250 million of average daily
Securities                                                         net assets; 0.375% of next $250 million of
                                                                   average daily net assets; ; 0.35% of next $500
                                                                   million of average daily net assets; and 0.30%
                                                                   of average daily net assets in excess of $1
                                                                   billion, less 50% of any amount reimbursed
                                                                   pursuant to the fund's expense limitation.

TA IDEX Great Companies -- America(SM)          Great Companies    0.35% of the first $500 million of average daily
                                                                   net assets; 0.30% of next $500 million of
                                                                   average daily net assets; and 0.25% of average
                                                                   daily net assets in excess of $1 billion.

TA IDEX Great Companies -- Technology(SM)       Great Companies    0.40% of the first $250 million of average daily
                                                                   net assets; 0.35% of next $250 million of
                                                                   average daily net assets; and 0.30% of average
                                                                   daily net assets in excess of $500 million.

TA IDEX Janus Growth***                              Janus         0.40% of the first $250 million of average daily
                                                                   net assets; 0.35% of next $500 million of
                                                                   average daily net assets; 0.30% of next $750
                                                                   million of average daily net assets; 0.25% of
                                                                   next $1.5 billion of average daily net assets;
                                                                   and 0.225% of average daily net assets in excess
                                                                   of $3 billion; less 50% of any amount reimbursed
                                                                   pursuant to the fund's expense limitation
                                                                   agreement.

TA IDEX Jennison Growth                            Jennison        0.40% of the first $500 million of average daily
                                                                   net assets; 0.35% of the average daily net
                                                                   assets over $500 million.

TA IDEX J.P. Morgan Mid Cap Value                  JP Morgan       0.40% of the average daily net assets.

TA IDEX Marsico Growth                               BACAP         0.40% of the first $250 million of average daily
                                                                   net assets; 0.375% of the next $250 million of
                                                                   average daily net assets; 0.35% of the next $500
                                                                   million of average daily net assets; and 0.30%
                                                                   of average daily net assets in excess of $1
                                                                   billion.

TA IDEX Mercury Large Cap Value                  Merrill Lynch     0.35% of the first $250 million of average daily
                                                                   net assets;0.325% of the next $500 million of
                                                                   average daily net assets; and 0.30% of average
                                                                   daily net assets in excess of $750 million

TA IDEX PIMCO Total Return                           PIMCO         0.25% of average daily net assets.

TA IDEX Salomon All Cap****                          SaBAM         0.30% of the first $20 million of average daily
                                                                   net assets; 0.50% of the next $80 million of
                                                                   average daily net assets; and 0.40% of average
                                                                   daily net assets in excess of $100 million.

TA IDEX Salomon Investors Value                      SaBAM         0.35% of average daily net assets, less 50% of
                                                                   any amount reimbursed pursuant to the fund's
                                                                   expense limitation.

TA IDEX T. Rowe Price Small Cap                  T. Rowe Price     0.35% of average daily net assets (T. Rowe Price
                                                                   has agreed to a voluntary fee waiver based on
                                                                   the combined average daily net assets of TA IDEX
                                                                   T. Rowe Price Health Sciences, TA IDEX T. Rowe
                                                                   Price Small Cap, TA IDEX T. Rowe Price
                                                                   Tax-Efficient Growth, ATST T. Rowe Price Equity
                                                                   Income, ATST T. Rowe Price Growth Stock and ATST
                                                                   T. Rowe Price Small Cap as follows: assets
                                                                   between $750 million and $1.5 billion: 5% fee
                                                                   reduction; assets between $1.5 billion and $3
                                                                   billion: 7.5% fee reduction; assets above $3
                                                                   billion: 10.0% fee reduction. The reduction in
                                                                   fees is split evenly between shareholders and
                                                                   TFAI).

TA IDEX T. Rowe Price Tax-Efficient Growth       T. Rowe Price     0.45% of the first $100 million of the fund's
                                                                   average daily net assets; 0.40% of the next $150
                                                                   million; and 0.35% of average daily net assets
                                                                   in excess of $250 million (T. Rowe Price has
                                                                   agreed to a voluntary fee waiver based on the
                                                                   combined average daily net assets of TA IDEX T.
                                                                   Rowe Price Health Sciences, TA IDEX T. Rowe
                                                                   Price Small Cap, TA IDEX T. Rowe Price
                                                                   Tax-Efficient Growth, ATST T. Rowe Price Equity
                                                                   Income, ATST T. Rowe Price Growth Stock and ATST
                                                                   T. Rowe Price Small Cap as follows: assets
                                                                   between $750 million and $1.5 billion: 5% fee
                                                                   reduction; assets between $1.5 billion and $3
                                                                   billion: 7.5% fee reduction; assets above $3
                                                                   billion: 10.0% fee reduction. The reduction in
                                                                   fees is split evenly between shareholders and
                                                                   TFAI).

TA IDEX Templeton Great Companies Global       Great Companies/    0.35% of the first $500 million of average daily
                                                   Templeton       net assets; 0.30% in excess of $500 million of
                                                                   average daily net assets. Templeton receives a
                                                                   portion of the sub-advisory fee based on the
                                                                   amount of assets that it manages; it receives
                                                                   0.40% of the fee for the first $500 million of
                                                                   the fund's average daily net assets; 0.375% of
                                                                   the fee for assets over $500 million up to $1.5
                                                                   billion; and 0.35% of the fee for assets over
                                                                   $1.5 billion (for the portion of assets that it
                                                                   manages). Great Companies receives the
                                                                   sub-advisory fee stated in this paragraph, less
                                                                   any amount paid to Templeton for its
                                                                   sub-advisory services.

TA IDEX Transamerica Balanced                         TIM          0.35% of the first $250 million of average daily
                                                                   net assets; 0.325% of the next $250 million up
                                                                   to $500 million of average daily net assets;
                                                                   0.30% of the next $1 billion up to $1.5 billion;
                                                                   0.25% of average daily net assets in excess of
                                                                   $1.5 billion, less 50% of any amount reimbursed
                                                                   pursuant to the fund's expense limitation.

TA IDEX Transamerica Convertible Securities           TIM          0.35% of average daily net assets, less 50% of
                                                                   any amount reimbursed pursuant to the fund's
                                                                   expense limitation.

TA IDEX Transamerica Equity                           TIM          0.35% of the first $500 million of average daily
                                                                   net assets; 0.30% of the fund's average daily
                                                                   net assets in excess of $500 million, less 50%
                                                                   of any amount reimbursed pursuant to the fund's
                                                                   expense limitation.

TA IDEX Transamerica Growth Opportunities             TIM          0.40% of assets up to $100 million; and 0.35% of
                                                                   assets in excess of $100 million, less 50% of
                                                                   any amount reimbursed pursuant to the fund's
                                                                   expense limitation.

TA IDEX Transamerica Money Market                     TIM          0.15% of average daily net assets.

TA IDEX Transamerica Small/Mid Cap Value              TIM          0.375% of the first $500 million of average
                                                                   daily net assets and 0.325% of average daily net
                                                                   assets in excess of $500 million, less 50% of
                                                                   any amount reimbursed pursuant to the fund's
                                                                   expense limitation.

TA IDEX Transamerica Value Balanced                   TIM          0.35% of assets up to $500 million; 0.325% of
                                                                   the next $500 million; and 0.30% of assets in
                                                                   excess of $1 billion, less 50% of any amount
                                                                   reimbursed pursuant to the fund's expense
                                                                   limitation.

* Use combined average daily net assets for TA IDEX American Century International and ATST American Century International.

** Use combined average daily net assets for TA IDEX American Century Large Company Value and ATST American Century Large Company Value.

*** Notwithstanding anything in the Sub-Advisory Agreements to the contrary, Janus hereby waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the funds by the following percentages based on the combined average daily net assets of TA IDEX Janus Growth and ATST Janus Growth

Combined Asset Levels                           Percentage Fee Waiver
---------------------                           ---------------------
Assets between $1.5 billion and $3.0 billion:       5% Fee Reduction
Assets between $3.0 billion and $5.0 billion:     7.5% Fee Reduction
Assets above $5 billion:                         10.0% Fee Reduction

The calculation of the effective fee will be as follows:

                     Total Sub-Advisory Fee
                                            = Effective Fee
                     Average Daily Balance

The Discount Calculation will be:

Effective Fee x $1.5 billion x 5% +
Effective Fee x $3.0 billion x 7.5%

Effective Fee x Current Average Daily Balance - $5 billion x 10%

= Total Fee Discount to be applied to Original Sub-Advisory Fee

**** Use combined average daily net assets for TA IDEX Salomon All Cap and ATST
     Salomon All Cap.

                             SUB-ADVISORY FEES PAID
                            (NET OF FEES REIMBURSED)

                                                             OCTOBER 31
                                                ------------------------------------
FUND                                               2004         2003         2002
----                                            ----------   ----------   ----------
TA IDEX American Century International          $1,171,180   $  244,128   $   82,562
TA IDEX American Century Large Company Value    $  367,364   $   70,665   $  136,924
TA IDEX Clarion Global Real Estate Securities   $  413,286   $  108,002          N/A
TA IDEX Great Companies -- America(SM)          $  561,548   $  553,390   $  539,172
TA IDEX Great Companies -- Technology(SM)       $  472,258   $  156,417   $   93,144
TA IDEX Janus Growth                            $5,503,113   $5,232,669   $5,686,891
TA IDEX Jennison Growth                         $  326,266   $  279,838   $  336,248
TA IDEX J.P. Morgan Mid Cap Value *                    N/A          N/A          N/A
TA IDEX Marsico Growth                          $  260,580   $  180,621   $  158,630
TA IDEX Mercury Large Cap Value *                      N/A          N/A          N/A
TA IDEX PIMCO Total Return                      $  280,467   $  250,346   $   49,077
TA IDEX Salomon All Cap                         $2,589,029   $1,304,258   $1,521,453
TA IDEX Salomon Investors Value                 $1,339,573   $  487,218   $   91,668
TA IDEX T. Rowe Price Small Cap                 $  478,807   $  134,783   $   72,564
TA IDEX T. Rowe Price Tax-Efficient Growth      $  140,217   $  179,035   $  160,089
TA IDEX Templeton Great Companies Global        $1,911,464   $  104,166   $   59,521
TA IDEX Transamerica Balanced                   $1,489,763   $1,829,006   $2,313,582
TA IDEX Transamerica Convertible Securities     $  684,516   $  283,457   $    2,236
TA IDEX Transamerica Equity                     $  620,718   $  211,792   $   21,284
TA IDEX Transamerica Growth Opportunities       $1,295,668   $  258,320   $    6,590
TA IDEX Transamerica Money Market               $  190,509   $  (76,127)  $    9,242
TA IDEX Transamerica Small/Mid Cap Value        $1,335,128   $  555,925   $  295,318
TA IDEX Transamerica Value Balanced             $  288,334   $    6,702   $   74,652

* TA IDEX J.P. Morgan Mid Cap Value and TA IDEX Mercury Large Cap Value commenced operations on March 1, 2005 and as such there is no historical fee information.

Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to that of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser's decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.

It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

BOARD REVIEW AND APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS (TA IDEX J.P. MORGAN MID CAP VALUE AND TA IDEX MERCURY LARGE CAP VALUE ONLY.)

The Advisory Agreement and each agreement between TFAI and a sub-adviser (each a "Sub-Advisory Agreement" and collectively the "Sub-Advisory Agreements") were approved by the Board of Trustees (including a majority of trustees who are not parties to the Advisory Agreement or interested persons, as defined by the 1940 Act, of any such party ("Independent Trustees")) at in person meetings.

In connection with its deliberations relating to the approval of the Advisory Agreement and each Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered information that had been provided by TFAI and the sub-advisers to the funds that engage them. In considering the Advisory Agreement and Sub-Advisory Agreements, the Board of Trustees considered a number of factors they believed to be relevant. The factors considered by the Board of Trustees in reviewing the Advisory Agreement included, but were not limited to, the following: (1) the nature, extent and quality of the services to be provided by the investment adviser; (2) the anticipated investment performance of the fund and the investment adviser; (3) the costs of the services to be provided and profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of fund investors.

In considering the Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling. However, the Independent Trustees indicated that, generally, they initially scrutinized the anticipated performance of each fund, including performance in relation to a peer group of funds and in relation to a benchmark index or a combination of indexes, and the fees paid by the fund.

In reviewing the terms of each Advisory Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning the Advisory Agreement and Sub-Advisory Agreement, the Independent Trustees were represented by independent legal counsel. Based upon its review, the Board of Trustees determined that the Advisory Agreements and the Sub-Advisory Agreements are in the best interests of the funds and their shareholders and that the advisory and sub-advisory fees are fair and reasonable. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Trustees, including the unanimous vote of the Independent Trustees, approved the Advisory Agreements and Sub-Advisory Agreements.

                                   DISTRIBUTOR

Effective March 1, 2001, Transamerica IDEX entered into an Underwriting Agreement with AFSG Securities Corporation ("AFSG"), located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52494 to act as the principal underwriter of the shares of the funds. (Prior to this date, InterSecurities, Inc. ("ISI"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716 served as the principal underwriter.) The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the investment advisory agreements discussed above. A discussion of AFSG's responsibilities and charges as principal underwriter of fund shares is set forth in the prospectus.

                             UNDERWRITING COMMISSION

                                                    COMMISSIONS RECEIVED                COMMISSIONS RETAINED
                                                    FOR THE PERIOD ENDED                FOR THE PERIOD ENDED
                                                         OCTOBER 31                          OCTOBER 31
                                            ------------------------------------   ------------------------------
FUND                                           2004         2003         2002        2004       2003       2002
----                                        ----------   ----------   ----------   --------   --------   --------
TA IDEX American Century International      $  211,113   $   47,000   $   43,724   $  9,469   $  1,405   $  3,418
TA IDEX American Century Large Company
   Value                                    $  244,787   $   42,777   $  126,349   $  8,225   $  2,581   $ 13,315
TA IDEX Clarion Global Real Estate
   Securities                               $  220,787   $   27,770          N/A   $  9,203   $  4,058        N/A
TA IDEX Great Companies -- America(SM)      $  778,023   $  270,384   $  776,059   $ 35,478   $ 34,970   $ 95,807
TA IDEX Great Companies -- Technology(SM)   $  137,159   $   39,665   $  113,938   $  6,027   $  5,278   $ 15,583
TA IDEX Janus Growth                        $1,518,782   $1,125,486   $1,716,593   $114,409   $125,912   $224,568
TA IDEX Jennison Growth                     $  198,730   $   70,022   $  389,554   $  6,957   $  5,324   $ 40,335
TA IDEX J.P. Morgan Mid Cap Value *                N/A          N/A          N/A        N/A        N/A        N/A
TA IDEX Marsico Growth                      $  364,146   $   64,311   $  110,186   $ 10,765   $  8,441   $  8,450
TA IDEX Mercury Large Cap Value *                  N/A          N/A          N/A        N/A        N/A        N/A
TA IDEX PIMCO Total Return                  $  248,014   $  247,636   $  132,319   $ 13,171   $ 26,821   $ 15,928

TA IDEX Salomon All Cap                     $1,431,014   $  259,938   $1,055,062   $ 48,341   $ 25,176   $116,815
TA IDEX Salomon Investors Value             $  181,432   $   55,240   $  105,926   $  7,742   $  2,718   $ 11,051
TA IDEX T. Rowe Price Small Cap             $  204,615   $   54,701   $   80,883   $  7,145   $  3,148   $  1,282
TA IDEX T. Rowe Price Tax-Efficient
   Growth                                   $  162,041   $   41,961   $   77,489   $  6,756   $  4,806   $ 11,182
TA IDEX Templeton Great Companies Global    $  442,256   $   22,327   $   69,555   $ 22,374   $  3,273   $ 10,029
TA IDEX Transamerica Balanced               $  618,806   $  348,953   $  592,657   $ 23,915   $ 37,187   $ 62,452
TA IDEX Transamerica Convertible
   Securities                               $  191,582   $   34,730   $   36,161   $  4,817   $  5,126   $  5,956
TA IDEX Transamerica Equity                 $  386,988   $   27,797   $   33,436   $ 13,428   $  4,103   $  4,608
TA IDEX Transamerica Growth Opportunities   $  551,401   $   76,803   $   40,731   $ 27,436   $  8,609   $  4,673
TA IDEX Transamerica Money Market           $  484,309   $   22,095   $   34,104   $     --   $ (2,505)  $ (3,857)
TA IDEX Transamerica Small/Mid Cap Value    $  717,768   $  125,363   $  451,219   $ 30,690   $ 10,542   $ 55,524
TA IDEX Transamerica Value Balanced         $  210,615   $   55,214   $   77,208   $ 10,752   $  5,380   $  7,788

* TA IDEX J.P. Morgan Mid Cap Value and TA IDEX Mercury Large Cap Value commenced operations on March 1, 2005 and as such there is no historical underwriting commission information

For the Period Ended October 31, 2004:

                                                NET UNDERWRITING   COMPENSATION ON
                                                  DISCOUNTS AND     REDEMPTIONS &     BROKERAGE        OTHER
                                                   COMMISSIONS       REPURCHASES     COMMISSIONS   COMPENSATION
                                                ----------------   ---------------   -----------   ------------
TA IDEX American Century International              $  9,469           $ 70,479           $ --      $  367,648
TA IDEX American Century Large Company Value        $  8,225           $ 53,791           $ --      $  201,836
TA IDEX Clarion Global Real Estate Securities       $  9,203           $ 11,660           $ --      $  144,616
TA IDEX Great Companies - America(SM)               $ 35,478           $193,525           $ --      $  641,929
TA IDEX Great Companies - Technology(SM)            $  6,027           $ 23,744           $ --      $  178,475
TA IDEX Janus Growth                                $114,409           $497,710           $ --      $2,319,446
TA IDEX Jennison Growth                             $  6,957           $116,245           $ --      $  341,144
TA IDEX J.P. Morgan Mid Cap Value *                      N/A                N/A            N/A             N/A
TA IDEX Marsico Growth                              $ 10,765           $ 63,101           $ --      $  222,503
TA IDEX Mercury Large Cap Value *                        N/A                N/A            N/A             N/A
TA IDEX PIMCO Total Return                          $ 13,171           $156,411           $ --      $  370,588
TA IDEX Salomon All Cap                             $ 48,341           $464,826           $ --      $1,767,699
TA IDEX Salomon Investors Value                     $  7,742           $ 55,300           $ --      $  537,332
TA IDEX T. Rowe Price Small Cap                     $  7,145           $ 32,507           $ --      $  244,788
TA IDEX T. Rowe Price Tax-Efficient Growth          $  6,756           $ 46,895           $ --      $  132,011
TA IDEX Templeton Great Companies Global            $ 22,374           $266,936           $ --      $1,258,072
TA IDEX Transamerica Balanced                       $ 23,915           $565,755           $ --      $1,509,044
TA IDEX Transamerica Convertible Securities         $  4,817           $ 42,180           $ --      $  281,056

TA IDEX Transamerica Equity                         $ 13,428           $ 46,092           $ --      $  252,986
TA IDEX Transamerica Growth Opportunities           $ 27,436           $159,407           $ --      $  683,241
TA IDEX Transamerica Money Market                   $     --           $372,940           $ --      $  295,983
TA IDEX Transamerica Small/Mid Cap Value            $ 30,690           $104,475           $ --      $  633,183
TA IDEX Transamerica Value Balanced                 $ 10,752           $ 38,196           $ --      $  181,324

----------
* TA IDEX J.P. Morgan Mid Cap Value and TA IDEX Mercury Large Cap Value commenced operations on March 1, 2005, and as such there is no information regarding these matters.

                             ADMINISTRATIVE SERVICES

TFAI is responsible for the supervision all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all fund officers and of those trustees who are affiliated with TFAI. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of a fund and the preparation and filing of a fund's initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser. Transamerica IDEX has entered into an Administrative Services Agreement ("Administrative Agreement") with Transamerica Fund Services, Inc. ("TFS") on behalf of each fund. Under the Administrative Agreement, TFS carries out and supervises all of the administrative functions of the funds and incurs expenses payable by Transamerica IDEX related to such functions. Effective January 1, 2005, the fund entered into an agreement wherein each fund would pay 0.02% of its daily net assets for such administrative services. From July 1, 2002 to December 31, 2004 the administrator received 0.015% of a fund's daily net assets subject to a minimum fee calculated at $35,000 times the weighted average number of funds. Prior to July 1, 2002, the basis for payment of administrative fees was advisory fees less reimbursements and sub-adviser compensation.

The administrative duties of TFS with respect to each fund include: providing the fund with office space, telephones, office equipment and supplies; paying the compensation of the fund's officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the fund (other than those maintained by the fund's custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the fund's custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of each fund; authorizing expenditures and approving bills for payment on behalf of each fund; and providing executive, clerical and secretarial help needed to carry out its duties.

The Funds paid the following administrative expenses for the fiscal years ended October 31, 2004, 2003 and 2002.

                               ADMINISTRATIVE FEES

FUND                                              2004       2003      2002
----                                            --------   -------   -------
TA IDEX American Century International          $ 35,436   $35,430   $10,999
TA IDEX American Century Large Company Value    $ 16,988   $31,300   $ 9,833
TA IDEX Clarion Global Real Estate Securities   $ 20,100   $22,300       N/A
TA IDEX Great Companies -- America(SM)          $ 23,884   $30,850   $ 9,608
TA IDEX Great Companies -- Technology(SM)       $ 21,693   $28,450   $ 9,608
TA IDEX Janus Growth                            $160,197   $32,500   $ 9,733
TA IDEX Jennison Growth                         $ 16,818   $30,600   $ 9,333
TA IDEX J.P. Morgan Mid Cap Value *                  N/A       N/A       N/A
TA IDEX Marsico Growth                          $ 14,590   $32,500   $ 9,533
TA IDEX Mercury Large Cap Value *                    N/A       N/A       N/A
TA IDEX PIMCO Total Return                      $ 21,719   $36,055   $11,999
TA IDEX Salomon All Cap                         $ 89,314   $31,300   $ 9,333
TA IDEX Salomon Investors Value                 $ 56,971   $31,800   $ 9,333
TA IDEX T. Rowe Price Small Cap                 $ 24,489   $32,080   $10,499
TA IDEX T. Rowe Price Tax-Efficient Growth      $ 11,553   $36,250   $ 9,833
TA IDEX Templeton Great Companies Global        $ 57,283   $33,648   $ 9,333
TA IDEX Transamerica Balanced                   $ 47,495   $39,850   $11,019

TA IDEX Transamerica Convertible Securities     $ 31,106   $32,375   $10,999
TA IDEX Transamerica Equity                     $ 25,137   $36,365   $ 9,758
TA IDEX Transamerica Growth Opportunities       $ 43,641   $35,705   $ 9,833
TA IDEX Transamerica Money Market               $ 31,245   $31,275   $10,999
TA IDEX Transamerica Small/Mid Cap Value        $ 49,592   $33,300   $ 9,457
TA IDEX Transamerica Value Balanced             $ 15,212   $38,185   $ 8,833

* TA IDEX J.P. Morgan Mid Cap Value and TA IDEX Mercury Large Cap Value commenced operations on March 1, 2005, and as such there is no historical fee information

                 CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, is custodian for Transamerica IDEX. The custodian is not responsible for any of the investment policies or decisions of a fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the funds.

Transamerica Fund Services, Inc. ("TFS"), 570 Carillon Parkway, St. Petersburg, Florida 33716, is the transfer agent for each fund, withholding agent and dividend disbursing agent. TFS is directly owned by Western Reserve (44%) and AUSA (56%), both of which are indirect wholly-owned subsidiaries of AEGON N.V. Thus, TFS is an affiliate of TFAI. Each fund pays the transfer agent an annual per-account charge of $19.60 for each Open Account and $1.50 for each Closed Account. There is no new account charge.

Transaction requests should be mailed to Transamerica IDEX Mutual Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica IDEX Mutual Funds, 330 W. 9th Street, Kansas City, MO 65105 (for overnight mail).

IBT is a provider of data processing and recordkeeping services for the Transamerica IDEX transfer agent. Each fund may use another affiliate of IBT as introducing broker for certain portfolio transactions as a means to reduce expenses through a credit against transfer agency fees with regard to commissions earned by such affiliate. (See "Fund Transactions and Brokerage.") There were no brokerage credits received for the periods ended October 31, 2004, 2003 and 2002.

                              TRANSFER AGENCY FEES

                                                 FEES AND EXPENSES NET OF BROKERAGE
                                                    CREDITS FOR THE PERIOD ENDED
                                                             OCTOBER 31
                                                ------------------------------------
FUND                                               2004         2003         2002
----                                            ----------   ----------   ----------
TA IDEX American Century International          $  207,738   $  281,663   $  105,415
TA IDEX American Century Large Company Value    $  118,857   $  176,820   $  170,275
TA IDEX Clarion Global Real Estate Securities   $   19,755   $   33,500          N/A
TA IDEX Great Companies -- America(SM)          $  385,899   $  466,206   $  468,395
TA IDEX Great Companies -- Technology(SM)       $  109,286   $  143,316   $  160,715
TA IDEX Janus Growth                            $4,054,492   $4,628,337   $5,695,590
TA IDEX Jennison Growth                         $  238,433   $  315,824   $  366,115
TA IDEX J.P. Morgan Mid Cap Value *                    N/A          N/A          N/A
TA IDEX Marsico Growth                          $  125,758   $  146,115   $  155,875
TA IDEX Mercury Large Cap Value *                      N/A          N/A          N/A
TA IDEX PIMCO Total Return                      $  108,381   $  172,960   $   48,050
TA IDEX Salomon All Cap                         $  864,861   $1,159,079   $1,374,870
TA IDEX Salomon Investors Value                 $  133,664   $  181,175   $  208,345
TA IDEX T. Rowe Price Small Cap                 $  135,077   $  167,395   $  204,535
TA IDEX T. Rowe Price Tax-Efficient Growth      $   94,638   $  127,160   $  152,830
TA IDEX Templeton Great Companies Global        $1,471,960   $2,216,789   $2,807,115
TA IDEX Transamerica Balanced                   $  783,812   $1,130,216   $1,208,085
TA IDEX Transamerica Convertible Securities     $   21,419   $   31,230   $   11,315
TA IDEX Transamerica Equity                     $  455,369   $   60,715   $   62,130
TA IDEX Transamerica Growth Opportunities       $1,047,061   $  905,240   $  100,515
TA IDEX Transamerica Money Market               $  605,240   $  708,310   $  405,495
TA IDEX Transamerica Small/Mid Cap Value        $  254,598   $  312,415   $  256,800
TA IDEX Transamerica Value Balanced             $  195,426   $  151,830   $  195,590

* TA IDEX J.P. Morgan Mid Cap Value and TA IDEX Mercury Large Cap Value commenced operations on March 1, 2005, and as such there is no historical fee information

                         FUND TRANSACTIONS AND BROKERAGE

Decisions as to the assignment of fund business for each of the funds and negotiation of commission rates are made by a fund's sub-adviser, whose policy is to obtain the "best execution" of all fund transactions. The Investment Advisory Agreement and Sub-Advisory Agreement for each fund specifically provide that in placing portfolio transactions for a fund, the fund's sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934 (the "1934 Act").

In selecting brokers and dealers and in negotiating commissions, a fund's sub-adviser may consider a number of factors, including but not limited to:

     The sub-adviser's knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

     The nature of the security being traded;

     The size and type of the transaction;

     The nature and character of the markets for the security to be purchased or sold;

     The desired timing of the trade;

     The activity existing and expected in the market for the particular security;

     The quality of the execution, clearance and settlement services;

     Financial stability;

     The existence of actual or apparent operational problems of any broker or dealer; and

     Research products and services provided.

In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include:

     Furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities;

     Furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy;

     Access to research analysts, corporate management personnel, industry experts, economists and government officials; and

     Comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities.

Most of the brokers and dealers used by the funds' sub-advisers provide research and other services described above.

A sub-adviser may use research products and services in servicing other accounts in addition to the funds. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, a sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for a sub-adviser.

When a fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TFAI, AFSG or the sub-adviser, including InterSecurities, Inc., AEGON USA Securities, Inc. or DST Securities, Inc. A sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable, and if overall the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Other Affiliates," are lower than those that would otherwise be incurred. Under rules adopted by the SEC, Transamerica IDEX's Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules and to determine their continued appropriateness.

As of October 31, 2004, TA IDEX Janus Growth, TA IDEX Templeton Great Companies Global, IDEX Transamerica Value Balanced, TA IDEX Jennison Growth, TA IDEX Marisco Growth, TA IDEX T. Rowe Price Tax -Efficient Growth, TA IDEX American Century Large Company Value and TA IDEX Great Companies America(SM) owned $19,401, $5,678, $701, $191, $2,888, $788, $8,359, and $6,199 (in thousands), respectively, of the common stock of Citigroup, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Salomon Investors Value, TA IDEX Salomon All Cap and TA IDEX American Century Large Company Value owned $4,389, $5,109 and $2,442 (in thousands), respectively, of the common stock of Morgan Stanley & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX PIMCO Total Return owned $157 (in thousands) of mortgage-backed securities of Morgan Stanley & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from that fund during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Convertible Securities owned $5,933 (in thousands) of convertible bonds of Morgan Stanley & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from that fund during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Templeton Great Companies Global, TA IDEX Jennison Growth, TA IDEX Salomon Investors Value, TA IDEX Salomon All Cap, TA IDEX Marisco Growth, TA IDEX American Century Large Company Value and TA IDEX Great Companies America(SM) owned $6,554, $1,904, $7,514, $7,767, $1,475, $2,611 and $4,024 (in thousands), respectively, of the common stock of Merrill Lynch & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Balanced, TA IDEX Transamerica Value Balanced and TA IDEX PIMCO Total Return owned $2,000, $632 and $1, (in thousands), respectively, of corporate debt securities of Merrill Lynch & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004 TA IDEX Transamerica Money Market owned $11,568 (in thousands) of commercial paper of Merrill Lynch & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from that fund during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Templeton Great Companies Global, TA IDEX Jennison Growth, TA IDEX Salomon Investors Value, TA IDEX Marisco Growth and TA IDEX Great Companies America(SM) owned $4,220, $1,151, $4,958, $1,205, $2,656
(in thousands), respectively, of the common stock of Goldman Sachs Group, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Money Market owned $11,723 (in thousands) of commercial paper of Goldman Sachs Group, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from that fund during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Value Balanced owned $138 (in thousands) of corporate debt securities of Credit Suisse First Boston, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from that fund during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX PIMCO Total Return owned $489 (in thousands) of mortgage-backed securities of Credit Suisse First Boston, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from that fund during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Salomon All Cap, TA IDEX Jennison Growth, TA Salomon Investors Value and American Century Large Company Value owned $11,171, $2,590, $5,346 and $3,092 (in thousands), respectively, of the common stock of JP Morgan Chase & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Great Companies America(SM) owned $3,253 (in thousands) of the common stock of Lehman Brothers, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from that fund during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Convertible Securities owned $2,365 (in thousands) of convertible bonds of Lehman Brothers, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from that fund during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX PIMCO Total Return owned $902 (in thousands) of mortgage backed securities of Bear Stearns & Company, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from that fund during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Templeton Value Balanced, TA IDEX Jennison Growth, TA IDEX Salomon Investors Value and TA IDEX American Century Large Company Value owned $4,405, $1,236, $13,804, and $5,984 (in thousands), respectively, of the common stock of Bank of America Corporation, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX PIMCO Total Return owned $119 (in thousands) of mortgage backed securities of Bank of America Corporation, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from that fund during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Convertible Securities $4,345 (in thousands) of convertible bonds of Bank of America Corporation, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from that fund during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Money Market owned $2,800 (in thousands), respectively, of certificates of deposit of Bank of America Corporation, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from that fund during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Money Market owned $2,893 (in thousands) of commercial paper of Bank of America Corporation, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from that fund during the fiscal year ended October 31, 2004.

DIRECTED BROKERAGE

A sub-adviser to a fund, to the extent consistent with the best execution and with TFAI's usual commission rate policies and practices, may place portfolio transactions of the fund with broker/dealers with which the fund has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the fund's portfolio transactions to the payment of operating expenses that would otherwise be borne by the fund. These commissions are not used promoting or selling fund shares or otherwise related to the distribution of fund shares.

                              BROKERAGE COMMISSIONS

BROKERAGE                                      TA IDEX
COMMISSIONS PAID            TA IDEX        AMERICAN CENTURY         TA IDEX        TA IDEX GREAT   TA IDEX GREAT
(INCLUDING AFFILIATED  AMERICAN CENTURY  LARGE COMPANY VALUE  CLARION GLOBAL REAL   COMPANIES -     COMPANIES -   TA IDEX JANUS
BROKERAGE)               INTERNATIONAL           (1)           ESTATE SECURITIES    AMERICA(SM)   TECHNOLOGY(SM)      GROWTH
---------------------  ----------------  -------------------  -------------------  -------------  --------------  -------------
October 31, 2004          $1,020,329           $97,047              $263,317          $ 65,027       $131,753       $1,387,343
October 31, 2003          $  537,878           $94,692              $194,883          $165,530       $104,653       $1,648,358
October 31, 2002          $  129,525           $97,966                   N/A          $124,680       $ 47,582       $3,087,674
AFFILIATED BROKERAGE
PAID
October 31, 2004          $        0           $     0              $      0          $      0       $      0       $        0
October 31, 2003          $   17,311           $     2              $      0          $      0       $      0       $        0
October 31, 2002          $    1,579           $    61                   N/A          $      0       $      0       $        0

BROKERAGE
COMMISSIONS PAID                                                                   TA IDEX
(INCLUDING AFFILIATED  TA IDEX JENNISON  TA IDEX J.P. MORGAN      TA IDEX     MERCURY LARGE CAP  TA IDEX PIMCO      TA IDEX
BROKERAGE)                  GROWTH         MID CAP VALUE *    MARSICO GROWTH        VALUE *       TOTAL RETURN  SALOMON ALL CAP
---------------------  ----------------  -------------------  --------------  -----------------  -------------  ---------------
October 31, 2004           $215,796               N/A            $137,057            N/A             $  118        $1,060,995
October 31, 2003           $378,404               N/A            $173,100            N/A             $  525        $  661,448
October 31, 2002           $425,472               N/A            $ 33,647            N/A             $1,365        $1,644,080

AFFILIATED BROKERAGE
PAID
October 31, 2004           $      0               N/A            $      0            N/A             $    0        $        0
October 31, 2003           $    235               N/A            $    247            N/A             $    0        $   10,100
October 31, 2002           $      0               N/A            $    704            N/A             $    0        $   20,607

BROKERAGE                                                                                                          TA IDEX
COMMISSIONS PAID                                              TA IDEX          TA IDEX T.         TA IDEX       TRANSAMERICA
(INCLUDING AFFILIATED  TA IDEX SALOMON  TA IDEX T. ROWE  T. ROWE PRICE TAX   TEMPLETON GREAT    TRANSAMERICA     CONVERTIBLE
BROKERAGE)             INVESTORS VALUE  PRICE SMALL CAP   EFFICIENT GROWTH  COMPANIES GLOBAL      BALANCED       SECURITIES
---------------------  ---------------  ---------------  -----------------  ----------------  ----------------  ------------
October 31, 2004           $655,297         $146,535          $ 2,434          $1,067,791        $  318,998       $ 54,792
October 31, 2003           $368,613         $ 97,569          $26,905          $   64,702        $  326,630       $ 60,148
October 31, 2002           $233,043         $ 37,993          $50,664          $   30,672        $1,107,269       $117,629

AFFILIATED BROKERAGE
PAID
October 31, 2004           $      0         $      0          $     0          $        0        $        0       $      0
October 31, 2003           $ 20,550         $      0          $     0          $        0        $        0       $      0
October 31, 2002           $  5,847         $      0          $     0          $        0        $        0       $      0

BROKERAGE                                        TA IDEX                        TA IDEX
COMMISSIONS PAID                               TRANSAMERICA      TA IDEX     TRANSAMERICA        TA IDEX
(INCLUDING AFFILIATED         TA IDEX             GROWTH      TRANSAMERICA   SMALL/MID CAP    TRANSAMERICA
BROKERAGE)              TRANSAMERICA EQUITY   OPPORTUNITIES   MONEY MARKET       VALUE       VALUE BALANCED
---------------------   -------------------   -------------   ------------   -------------   --------------
October 31, 2004              $222,593           $479,466          N/A         $1,302,881        $62,524
October 31, 2003              $126,623           $393,042          N/A         $  822,570        $20,519
October 31, 2002              $ 48,471           $ 40,842          N/A         $  437,414        $62,092

AFFILIATED BROKERAGE
PAID
October 31, 2004              $      0           $      0          N/A         $        0        $     0
October 31, 2003              $      0           $      0          N/A         $        0        $     0
October 31, 2002              $      0           $      0          N/A         $        0        $     0

* TA IDEX J.P. Morgan Mid Cap Value and TA IDEX Mercury Large Cap Value commenced operations on March 1, 2005 and as such there is no historical brokerage commission information.

The following table provides brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended October 31, 2004.

TA IDEX AMERICAN CENTURY   TA IDEX AMERICAN CENTURY   TA IDEX CLARION GLOBAL REAL   TA IDEX GREAT COMPANIES -
      INTERNATIONAL           LARGE COMPANY VALUE          ESTATE SECURITIES               AMERICA(SM)
------------------------   ------------------------   ---------------------------   -------------------------
           $0                         $0                         $1,582                         $0

TA IDEX GREAT COMPANIES -   TA IDEX JANUS   TA IDEX JENNISON   TA IDEX J.P. MORGAN
     TECHNOLOGY(SM)             GROWTH           GROWTH          MID CAP VALUE *
-------------------------   -------------   ----------------   -------------------
           $0                     $0             $88,776               N/A

                          TA IDEX MERCURY    TA IDEX PIMCO TOTAL
TA IDEX MARSICO GROWTH   LARGE CAP VALUE *          RETURN         TA IDEX SALOMON ALL CAP
----------------------   -----------------   -------------------   -----------------------
        $5,061                  N/A                   $0                   $40,362


TA IDEX SALOMON INVESTORS   TA IDEX T. ROWE   TA IDEX T. ROWE PRICE   TA IDEX TEMPLETON GREAT
          VALUE             PRICE SMALL CAP    TAX-EFFICIENT GROWTH       COMPANIES GLOBAL
-------------------------   ---------------   ---------------------   -----------------------
           $0                     $605                  $0                       $0

TA IDEX TRANSAMERICA    TA IDEX TRANSAMERICA    A IDEX TRANSAMERICA   TA IDEX TRANSAMERICA GROWTH
      BALANCED         SECURITIES CONVERTIBLE          EQUITY                OPPORTUNITIES
--------------------   ----------------------   -------------------   ---------------------------

         $0                     $250                    $250                      $300

TA IDEX TRANSAMERICA   TA IDEX TRANSAMERICA   TA IDEX TRANSAMERICA
    MONEY MARKET        SMALL/MID CAP VALUE      VALUE BALANCED
--------------------   --------------------   --------------------
        $0                    $94,821                  $0

* TA IDEX J.P. Morgan Mid Cap Value and TA IDEX Mercury Large Cap Value commenced operations on March 1, 2005, and as such there is no historical brokerage commission information

                              TRUSTEES AND OFFICERS

The Trustees and executive officers of Transamerica IDEX are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of Transamerica IDEX by its officers. The Board also reviews the management of each fund's assets by the investment adviser and its respective sub-adviser. Transamerica IDEX is part of a fund complex which consists of Transamerica IDEX, AEGON/Transamerica Series Trust ("ATST") and Transamerica Income Shares, Inc. ("TIS"), and consists of 88 funds/portfolios as of the date of this SAI.

Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified; or (2) a Trustee resigns, or his or her term as a Trustee is terminated in accordance with the fund's Declaration of Trust. The executive officers are elected and appointed by the Trustees and hold office until they resign, are removed, or are otherwise disqualified to serve.

                                                TERM OF
                                                 OFFICE
                                                  AND                                                      NUMBER OF
                                               LENGTH OF                                                    FUNDS IN
                                                  TIME                                                      COMPLEX        OTHER
NAME, ADDRESS AND AGE               POSITION    SERVED*     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     OVERSEEN   DIRECTORSHIPS
---------------------              ---------   ---------   ---------------------------------------------   ---------   -------------
INTERESTED TRUSTEES+

Thomas P. O'Neill                  Trustee     2003 -      President, AEGON Financial Services Group,          88           N/A
AEGON USA, Inc.                                present     Inc., Financial Institution Division;
1111 North Charles Street                                  Trustee, AEGON/Transamerica Series Trust
Baltimore, MD 21201-5574                                   (ATST); Director, Transamerica Income Shares,
(DOB 3/11/58)                                              Inc. (TIS) (2003-present) and Transamerica
                                                           Index Funds, Inc. (TIF) (2002-2004);
                                                           Director, National Aquarium of Baltimore

Brian C. Scott                     Trustee,    2002 -      Trustee, President and CEO, ATST                    87           N/A
Transamerica Fund Advisors, Inc.   President   present     (2002-present); Director, TIS (2002-2005;
4333 Edgewood Rd. NE               & CEO                   President & CEO, (2002-present); Manager,
Cedar Rapids, IA 52499                                     Transamerica Investment Management, LLC (TIM)
(DOB 9/29/43)                                              (2002-2005); Director, TIF (2002-2004);
                                                           President, Director & CEO, TFAI &
                                                           Transamerica Fund Services, Inc. (TFS)
                                                           (2002-present); CEO, Transamerica Investors,
                                                           Inc. (TII) (2003-present)

INDEPENDENT TRUSTEES

Peter R. Brown                     Chairman,   1986 -      Chairman & Trustee, ATST (1986-present);            88           N/A
8323 40th Place North              Trustee     present     Chairman & Director, TIS (2000-present);
St. Petersburg, FL 33709                                   Director, TIF (2002-2004); Chairman of the
(DOB 5/10/28)                                              Board, Peter Brown Construction Company
                                                           (1963- 2000); Rear Admiral (Ret.) U.S. Navy
                                                           Reserve, Civil Engineer Corps

Charles C. Harris                  Trustee     1994 -      Trustee, ATST (1986-present); Director, TIS         88           N/A
2840 West Bay Drive, #215                      present     (2002-present)
Belleair Bluffs, FL 33770
(DOB 7/15/30)

Russell A. Kimball, Jr.            Trustee     2002 -      Trustee, ATST (2002-present); Director, TIS         88           N/A
1160 Gulf Boulevard                            present     (2002-present); General Manager, Sheraton
Clearwater Beach, FL 34630                                 Sand Key Resort (1975 - present)
(DOB 8/17/44)

William W. Short, Jr.              Trustee     1986 -      Trustee, ATST (2000-present); Director, TIS         88           N/A
7882 Lantana Creek Road                        present     (2002-present); Retired CEO and Chairman of
Largo, FL 33777                                            the Board, Shorts, Inc.
(DOB 2/25/36)

Daniel Calabria                    Trustee     1996 -      Trustee, ATST (2001-present); Director, TIS         88           N/A
7068 S. Shore Drive S.                         present     (2002-present); Trustee, Florida Tax Free
South Pasadena, FL 33707                                   Funds (1993-2004)
(DOB 3/05/36)

Janice B. Case                     Trustee     2002 -      Trustee, ATST (2001-present); Director, TIS         88      Central
205 Palm Island NW                             present     (2002-present); Director, Central Vermont                   Vermont
Clearwater, FL 33767                                       Public Service Co. (Audit Committee);                       Public
(DOB 9/27/52)                                              Director, Western Electricity Coordinating                  Service Co.
                                                           Council (Chairman, Human Resources and
                                                           Compensation Committee); Senior Vice
                                                           President, Florida Power Corporation
                                                           (1996-2000)

Jack E. Zimmerman                  Trustee     1986 -      Retired Director, Regional Marketing of             46           N/A
6778 Rosezita Lane                             present     Marietta Corporation & Director of Strategic
Dayton, OH 45459                                           Planning, Martin Marietta Baltimore
(DOB 2/3/28)                                               Aerospace.

Leo J. Hill                        Trustee     2002 -      Trustee, ATST (2001-present); Director, TIS         88           N/A
7586 Aralia Way                                present     (2002-present); Owner & President, Prestige
Largo, FL  33777                                           Automotive Group (2001 - 2005)
(DOB 3/27/56)

John W. Waechter                   Trustee     2004 -      Trustee, ATST (2004-present); Director, TIS         88           N/A
3913 Bayview Circle                            present     (2004-present); Executive Vice President,
Gulfport, FL 33707                                         Chief Financial Officer, Chief Compliance
(DOB 2/25/52)                                              Officer, William R. Hough & Co.
                                                           (1979-present), Treasurer The Hough Group of
                                                           Funds (1993-2004)

Robert L. Anderson, Ph.D.          Trustee     2005 -      Dean, Professor, College of Business,               46           N/A
3301 Bayshore Blvd., #1408                     present     University of South Florida (1995 - present)
Tampa, FL 33629
(DOB 10/30/40)

OFFICERS

                                                         TERM OF OFFICE
                                                          AND LENGTH OF
NAME, ADDRESS** AND AGE             POSITION             TIME SERVED***    PRINCIPAL OCCUPATION(S) OR EMPLOYMENT DURING PAST 5 YEARS
-----------------------             --------             --------------   ----------------------------------------------------------
John K. Carter            Senior Vice                    1999 - present   Sr. Vice President, General Counsel, Secretary & Chief
(DOB 4/24/61)             President, General Counsel,                     Compliance Officer, ATST & TIS (1999-present); Director,
                          Secretary & Chief Compliance                    Sr. Vice President, General Counsel, & Secretary, TFAI &
                          Officer                                         TFS (2001-present); Chief Compliance Officer, TFAI
                                                                          (2004-present); Vice President, AFSG Securities
                                                                          Corporation (AFSG) (2001-present); Vice President,
                                                                          Secretary & Chief Compliance Officer, TII; Vice President,
                                                                          Transamerica Investment Services, Inc. (TISI) (2003-2005)
                                                                          & TIM (2001-2004)

Glenn E. Brightman        Vice President & Principal     2005 - present   Vice President & Principal Financial Officer, ATST & TIS
(DOB 12/01/72)            Financial Officer                               (2005-present); Vice President & Interim Principal
                                                                          Financial Officer, TII (2005-present).

+    May be deemed an "interested person" (as that term is defined in the 1940
     Act) of TA IDEX because of his employment with TFAI or an affiliate of TFAI.

* Each trustee serves an indefinite term until he or she is removed, reaches mandatory retirement age, resigns or becomes incapacitated.

** The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716. No officer of TA IDEX, except for the Chief Compliance Officer, receives any compensation from TA IDEX.

***  Elected and serves at the pleasure of the Board of Trustees of TA IDEX.

COMMITTEES OF THE BOARD

The Trustees are responsible for major decisions relating to each fund's objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit, Nominating, Valuation Oversight, Governance, Contract Review, Compensation, and Proxy Voting Committees. Each committee is composed exclusively of independent trustees.


                                                                                                                          NUMBER OF
                                                                                                                           MEETINGS
                                                                                                                             HELD
                                                                                                                         DURING LAST
     COMMITTEE                                   FUNCTIONS                                          MEMBERS              FISCAL YEAR
-------------------   ---------------------------------------------------------------   ------------------------------   -----------
AUDIT                 Review the financial reporting process, the system of internal    Peter Brown, Chairman; Janice         4
                      control, the audit process, and the Transamerica IDEX process     Case; Charles Harris; Daniel
                      for monitoring compliance with investment restrictions and        Calabria; Leo Hill; John
                      applicable laws and the Transamerica IDEX Code of Ethics.         Waechter; & William Short, Jr.

NOMINATING            The Nominating Committee operates under a written charter.        Peter Brown, Chairman; Daniel         2
                      The Nominating Committee nominates and evaluates Independent      Calabria; Charles Harris; &
                      Trustee candidates. The Nominating Committee meets                William Short, Jr.
                      periodically, as necessary, and met twice during
                      Transamerica IDEX's most recently completed fiscal year.
                      While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Nominating Committee may consider nominations from shareholders of the Funds. Shareholders may submit for the Nominating Committee's consideration, recommendations
                      regarding potential nominees for service on the Board. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

                      In order for the Nominating Committee to consider shareholder submissions, the following requirements, among others, must be satisfied regarding the nominee: the nominee must satisfy all qualifications provided in TA IDEX's organizational documents, including qualification as a possible Independent
                      Director/Trustee if the nominee is to serve in that capacity;
                      the nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the
                      nominating shareholder group; neither the nominee nor any
                      member of the nominee's immediate family may be currently
                      employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group; neither the nominee nor any immediate family member of the nominee is

                      permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was
                      submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the
                      nominating shareholder or any member of a nominating
                      shareholder group; the nominee may not be an executive officer, director/trustee or person fulfilling similar functions of the nominating shareholder or any member of the nominating
                      shareholder group, or of an affiliate of the nominating
                      shareholder or any such member of the nominating shareholder group; the nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the
                      1940 Act); and a shareholder or shareholder group may not
                      submit for consideration a nominee which has previously been considered by the Nominating Committee. In addition, in order for the Nominating Committee to consider shareholder
                      submissions, the following requirements must be satisfied
                      regarding the shareholder or shareholder group submitting the proposed nominee: any shareholder or shareholder group
                      submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund's (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the
                      Board member election (each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination); in addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or
                      shareholder group must also bear the economic risk of the
                      investment; and the nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote, (b) shared power to vote or direct the vote,
                      (c) sole power to dispose or direct the disposition of such shares, and (d) shared power to dispose or direct the
                      disposition of such shares (in addition the certification shall provide that the shares have been held continuously for at least two years). In assessing the qualifications of a
                      potential candidate for membership on the Board, the Nominating
                      Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant.

COMPENSATION          Reviews compensation arrangements for each Trustee                Janice Case & Charles Harris,         *
                                                                                        Co-Chairs; Peter Brown; Daniel
                                                                                        Calabria; Russell Kimball; Leo
                                                                                        Hill; William Short, Jr.; John
                                                                                        Waechter; & Jack Zimmerman

VALUATION OVERSIGHT   Oversee the process by which the funds calculate their net        Leo Hill, Chairman; Charles           *
                      asset value to verify consistency with the funds' valuation       Harris; & William Short, Jr.
                      policies and procedures, industry guidance, interpretative positions issued by the SEC and its staff, and industry best practices.

PROXY VOTING          Provides the Fund's consent to vote in matters where the          Janice Case, Chairperson;             *
                      adviser or Sub-Adviser seeks such consent because of a conflict   William Short, Jr.; & Leo Hill
                      of interest that arises in connection with a particular vote, or for other reasons. The Proxy Voting Committee also may
                      review the Adviser's and each Sub-Adviser's proxy voting
                      policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.

GOVERNANCE            Provide oversight responsibilities and monitor certain issues,    Daniel Calabria, Chairman;            *
                      in consultation with the Chief Compliance Officer and             William Short, Jr.; Russell
                      independent trustees' counsel, that affect the duties of          Kimball, Jr.
                      independent members of the Board.

CONTRACT REVIEW       Reviews contracts between or among the funds and their service    Russell Kimball, Jr.,                 *
                      providers. Oversight responsibilities for the process of          Chairman; Daniel Calabria;
                      evaluating new contracts, reviewing existing contracts on a       Janice Case
                      periodic basis and make recommendations to the Board with
                      respect to any contracts affecting the funds.

*    Committee was established after the fiscal year end.

TRUSTEE OWNERSHIP OF EQUITY SECURITIES

The table below gives the dollar range of shares of Transamerica IDEX, as well as the aggregate dollar range of shares of all funds advised and sponsored by TFAI (collectively, the "Fund Complex"), owned by each Trustee as of December 31, 2004:

                                                        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
                               DOLLAR RANGE OF EQUITY       INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN FAMILY OF
NAME OF TRUSTEE               SECURITIES IN THE FUNDS                        INVESTMENT COMPANIES
---------------               -----------------------   -------------------------------------------------------------
Robert L Anderson                        0                                            0
Peter R. Brown (1)                 Over $100,000                                Over $100,000
Daniel Calabria (1)                Over $100,000                                Over $100,000
Janice B. Case                          -0-                                          -0-
Charles C. Harris (1)              Over $100,000                                Over $100,000
Leo J. Hill (1)                    Over $100,000                                Over $100,000
Russell A. Kimball, Jr. (1)        Over $100,000                                Over $100,000
Thomas P. O'Neill*                      -0-                                          -0-
Brian C. Scott*                    Under $100,000                               Under $100,000
William W. Short, Jr.              Over $100,000                                Over $100,000

Jack E. Zimmerman             Over $100,000   Over $100,000
John W. Waechter              Over $100,000   Over $100,000

* Interested Trustees as defined in the 1940 Act due to employment with an TFAI affiliate.

(1) A portion of the dollar range of equity securities in the Fund for this Trustee consists of allocations made under the Fund's deferred compensation plan. The deferred compensation amounts are based on the value of Class A shares of the fund elected by such Trustee (without the imposition of the sales charge).

CONFLICTS OF INTEREST

The following table sets forth information as of December 31, 2004 about securities owned beneficially or of record by each Independent Trustee or members of his or her immediate family, representing interests in the Investment Adviser, sub-advisers or Distributor of the fund, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Trustee's spouse, children residing in the Trustee's household and dependents of the Trustee.

                                NAME OF OWNERS AND                  TITLE OF      VALUE OF        PERCENT
NAME OF TRUSTEE              RELATIONSHIPS TO TRUSTEE     COMPANY     CLASS      SECURITIES      OF CLASS
---------------           -----------------------------   -------   --------   -------------   ------------
Robert L. Anderson        N/A                             N/A          N/A          N/A             N/A
Peter R. Brown            Marina D. Brown, Spouse         TA IDEX       A      $1 - $10,000    Less than 1%
Charles C. Harris         Mary A. Harris, Spouse          TA IDEX       T      $1 - $10,000    Less than 1%
Russell A. Kimball, Jr.   Martha A. Kimball, Spouse       N/A          N/A          N/A             N/A
William W. Short, Jr.     Joyce J. Short, Spouse          TA IDEX       A      $1 - $10,000    Less than 1%
Daniel Calabria           N/A                             N/A          N/A          N/A             N/A
Janice B. Case            N/A                             N/A          N/A          N/A             N/A
Leo J. Hill               N/A                             N/A          N/A          N/A             N/A
Jack E. Zimmerman         Patricia A. Zimmerman, Spouse   TA IDEX       A      Over $100,000   Less than 1%
John W. Waechter          N/A                             N/A          N/A          N/A             N/A

For the fiscal year ended October 31, 2004, disinterested Trustees received for each regular Board meeting: (a) a total annual retainer fee of $20,000 from the funds, of which the funds pay a pro rata share allocable to each TA IDEX fund based on the relative assets of the TA IDEX fund; plus (b) $4,000 and incidental expenses per meeting attended. The Chairman of the Board also receives an additional retainer of $30,000 per year. Each Audit Committee member received a total of $3,000 per Audit Committee meeting attended in addition to the regular meetings attended. In the case of a Special Board Meeting, each of the Disinterested Trustees received a fee of $2,500 plus incidental expenses per special meeting attended, in addition to the regular meetings attended. Any fees and expenses paid to Trustees who are affiliates of TFAI or AFSG are paid by TFAI and/or AFSG and not by the funds.

Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to Trustees who are not interested persons of the fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Transamerica IDEX and/or ATST, to a Disinterested Trustee or Director on a current basis for services rendered as Trustee or Director. Deferred compensation amounts will accumulate based on the value of Class A shares of a fund (without imposition of sales charge), as elected by the Trustee. It is not anticipated that the Plan will have any material impact on the funds.

The following table provides compensation amounts paid to Disinterested Trustees of the fund for the fiscal year ended October 31, 2004.

                               COMPENSATION TABLE

                                  AGGREGATE COMPENSATION   PENSION OR RETIREMENT     TOTAL COMPENSATION
                                  FROM TRANSAMERICA IDEX    BENEFITS ACCRUED AS    PAID TO TRUSTEES FROM
NAME OF PERSON, POSITION              MUTUAL FUNDS(1)      PART OF FUND EXPENSES      FUND COMPLEX(2)
------------------------          ----------------------   ---------------------   ---------------------
Robert L. Anderson, Trustee (3)                 N/A                     N/A                      N/A
Peter R. Brown, Trustee                 $ 71,000.00             $        --            $  155,375.00
Daniel Calabria, Trustee                $ 57,000.00             $ 41,333.33            $  125,875.00
Janice Case, Trustee                    $ 66,000.00             $        --            $  134,875.00
Charles C. Harris, Trustee              $ 66,000.00             $ 13,200.00            $  144,375.00
Leo Hill, Trustee                       $ 54,000.00             $ 20,400.00            $  131,875.00
Russell Kimball, Trustee                $ 48,500.00             $ 48,500.00            $  121,375.00

William W. Short, Jr., Trustee          $ 66,000.00             $        --            $  143,875.00
Jack E. Zimmerman, Trustee              $ 48,500.00             $        --            $   48,500.00
                                        -----------             -----------            -------------
John W. Waechter(3)                     $        --             $        --            $          --
                                        -----------             -----------            -------------
   Total:                               $477,000.00             $123,433.33            $1,006,125.00
                                        ===========             ===========            =============

(1) Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Trustees for the year ended October 31, 2004 were as follows: Peter R. Brown, $394; Daniel Calabria, $41,406; William W. Short, Jr., $0; Charles Harris, $13,200; Russell A. Kimball, Jr., $52,177; Janice B. Case, $0; Leo J. Hill, $22,772; and Jack E. Zimmerman, $0.

(2)  The Fund Complex currently consists of Transamerica IDEX, ATST and TIS.

(3) Mr. Anderson and Mr. Waechter did not receive any compensation for fiscal year ended October 31, 2004 as they did not serve as Trustees of the Fund during the time period reported in the Compensation Table.

The Board of Trustees adopted a policy whereby any Disinterested Trustee of the funds, who held office on September 1, 1990, and had served at least five years as a trustee may have, subject to certain limitations, elected upon his resignation to serve as a trustee emeritus for a period of five years with fifteen years of service, three years with ten years of service and two years with five years of service.. A trustee emeritus has no authority, power or responsibility with respect to any matter of the funds. While serving as such, a trustee emeritus is entitled to receive from the funds an annual fee equal to the retainer as paid to the Independent Trustees/Director of each fund that such Trustee/Director Emeritus has served, plus reimbursement of expenses incurred for attendance at Board meetings. A Trustee Emeritus that served as Chairperson of the Board of a fund will also receive 50% of the additional retainer that is designated for the position of Chairperson.

During the fiscal year ended October 31, 2004, the TA IDEX funds paid $510,618 in trustees' fees and expenses and $0 trustee emeritus fees or expenses. As of December 31, 2004, the trustees and officers held in the aggregate less than 1% of the outstanding shares of each of the TA IDEX funds.

           SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES

The Board of the TA IDEX funds has adopted procedures by which shareholders of the funds may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the fund ("Secretary"), as follows:

                    Board of Trustees
                    Transamerica IDEX Mutual Funds
                    c/o Secretary
                    570 Carillon Parkway
                    St. Petersburg, Florida 33716

Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the fund to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. With respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a fund or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a fund, or (ii) is ministerial in nature (such as a request for fund literature, share data or financial information).

                          NET ASSET VALUE DETERMINATION

The price at which shares are purchased or redeemed is the net asset value per share ("NAV") that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

When Share Price is Determined

The NAV of all funds is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TA IDEX and ATST asset allocation funds that invest in Class A and I shares of the funds and corresponding orders for the Class A and I shares of the funds are priced on the same day when orders for shares of the asset allocation funds are received. Consequently, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds before the close of business on the NYSE is deemed to constitute receipt of a proportional order for the corresponding Class A and I shares of the funds on the same day, so that both orders generally will receive that day's NAV.

How NAV is Determined

The NAV of each fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number or shares of the fund (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the Nasdaq Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

                               PURCHASE OF SHARES

As stated in the prospectus, Class I shares of the TA IDEX funds in this SAI are currently offered for investment only to the Asset Allocation Funds, which include: TA IDEX Asset Allocation -- Conservative Portfolio, TA IDEX Asset Allocation -- Growth Portfolio, TA IDEX Asset Allocation -- Moderate Growth Portfolio, and TA IDEX Asset Allocation -- Moderate Portfolio, each a series of TA IDEX; and ATST Asset Allocation -- Conservative Portfolio, ATST Asset Allocation -- Growth Portfolio, ATST Asset Allocation -- Moderate Growth Portfolio, and ATST Asset Allocation -- Moderate Portfolio, each a series of ATST.

                              REDEMPTION OF SHARES

Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three business days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the fund's net assets at the time of redemption.

Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. TA IDEX has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Determination," and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to TFS.

Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.

                                      TAXES

In order to qualify as a regulated Investment company ("RIC") each fund must meet certain requirements regarding the source of its income, the diversification if its assets and the distribution of its income.

Each fund has qualified, and expects to continue to qualify, for treatment as a RIC under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of a fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that, with respect to any one issuer, do not exceed 5% of the value of the fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of a fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in two or more issuers that the fund controls and which are engaged in the same or similar trade or business or of one or more qualified publicly traded partnerships. If each fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each fund should have little or no income taxable to it under the Code. Shareholders of a RIC generally are required to include these distributions as ordinary income, to the extent the distributions are attributable as the RICs investment income (except for qualifying dividends as discussed below), net short-term capital gain, and certain net realized foreign exchange gains, or as capital gains, to the extent of the RICs net capital gain (i.e., net long-term capital gains over net short-term capital losses). If a fund fails to qualify as a regulated investment company, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund's available earnings and profits.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

Tax laws generally provide for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Upon the sale or other disposition of fund shares, or upon receipt of a distribution in complete liquidation of a fund, a shareholder usually will realize a capital gain or loss. This loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61 day time window begins 30 days before and ends 30 days after the date of the sale or exchange of such shares. Should a disposition fall within this 61 day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less, will be treated as a long term capital loss, to the extent of any distributions of net capital gains deemed received by the shareholder, with respect to such shares.

Dividends and interest received by a fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors and most U.S. Tax conventions preclude the imposition of such taxes.

Passive Foreign Investment Companies - Each fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. If such a tax is imposed on a fund, the balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to the fund to the extent that the income is distributed to its shareholders. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

In addition, another election may be available that would involve marking to market a fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized as of such date although any such gains will be ordinary income rather than capital gain. If this election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could incur nondeductible interest charges. A fund's intention to qualify annually as a regulated investment company may limit a fund's ability to make an election with respect to PFIC stock.

Options, Futures and Forward Contracts and Swap Agreements -- Certain options, futures contracts, and forward contracts in which a fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund which is taxed as ordinary income when distributed to shareholders.

A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a fund as a regulated investment company might be affected.

The requirements applicable to a fund's qualification as a regulated investment company may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed at the rate of tax applicable to ordinary income.

Market Discount -- If a fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the fund in each taxable year in which the fund owns an interest in such debt security and receives a principal payment on it. In particular, the fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount -- Certain debt securities acquired by the funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.


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

Some debt securities may be purchased by the funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Constructive Sales -- These rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the fund enters into certain transactions in property while holding substantially identical property, the fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the fund's holding period and the application of various loss deferral provisions of the Code.

Foreign Taxation -- Income received by a fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the fund's shareholders. So long as a fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such fund's assets at the close of the taxable year consists of securities of foreign corporations, the fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

Foreign Currency Transactions -- Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Backup Withholding - A fund may be required to withhold U.S. Federal income tax at the rate of 28% of all amounts deemed to be distributed The 28% rate applies to shareholders receiving payments who:

a.   fail to provide the fund with their correct taxpayer identification number,

b.   fail to make required certifications or,

c. have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. Federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding

Taxation of Non. U.S. Shareholders Dividends from investment company taxable income attributable to a fund's taxable year beginning before January 1, 2005 or after December 31, 2007 and paid to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") may be subject to a 30% withholding tax unless the applicable tax rate is reduced by a treaty between the United States and the shareholder's country of residence. Dividends from investment company taxable income attributable to a fund's taxable year beginning after December 31, 2004 or before January 1, 2008 that are attributable to short-term capital gains or "qualified interest income" may not be subject to withholding tax, provided that such fund elects to follow certain procedures. A fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Withholding does not apply to a dividend paid to a foreign shareholder that is "effectively connected with the [shareholder's] conduct of a trade or business within the United States," in which case the withholding requirements applicable to domestic taxpayers apply.

The treatment of income dividends and capital gains distributions by a fund to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of a fund's management or of its investment policies and practices by any governmental authority.


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

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including their state and local tax liabilities. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

                             PRINCIPAL SHAREHOLDERS

As of November 1, 2005, the Trustees and officers as a group owned less than 1% of any class of each fund's outstanding shares, and no Class I shares were outstanding.

                                  MISCELLANEOUS

ORGANIZATION

Each fund is a series of Transamerica IDEX, a Delaware statutory trust that currently is governed by an Agreement and Declaration of Trust ("Declaration of Trust") dated February 25, 2005.

On September 20, 1996 in a tax-free reorganization, TA IDEX Janus Growth (formerly IDEX II Growth Fund) acquired all of the assets and assumed all of the liabilities of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of IDEX Janus Growth which were then distributed on a pro rata basis to the respective shareholders of IDEX Fund and IDEX Fund 3. Upon closing of the reorganization, IDEX II Series Fund changed its name to IDEX Series Fund. IDEX Series Fund became IDEX Mutual Funds effective March 1, 1999. Effective March 1, 2004, IDEX Mutual Funds changed its name to Transamerica IDEX Mutual Funds.

TA IDEX held a special meeting of shareholders on February 25, 2005 for the purposes of approving, among other things, reorganizing TA IDEX from a Massachusetts business trust to a Delaware statutory trust. The shareholders of TA IDEX approved this reorganization, funds that have been formed as part of the Delaware statutory trust and which are identical to the current funds, assumed the assets and liabilities of the current funds and the Delaware statutory trust assumed the registration statement of the Massachusetts business trust.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits Transamerica IDEX to issue an unlimited number of shares of beneficial interest. Shares of Transamerica IDEX are fully paid and nonassessable when issued. Shares of Transamerica IDEX have no preemptive, cumulative voting, conversion or subscription rights. Shares of Transamerica IDEX are fully transferable but Transamerica IDEX is not bound to recognize any transfer until it is recorded on the books.

The shares of beneficial interest of each fund are divided into several classes:
Class A, Class B, Class C, Class T (TA IDEX Janus Growth only) and Class I shares. This SAI relates only to Class I shares and you should refer to the prospectus and SAI that relate to the other classes to have more information about those other classes. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class. Transamerica IDEX does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board of Trustees will consider whether any such conflict exists and, if so, take appropriate action. On any matter submitted to a vote of shareholders of a series or class, each full issued and outstanding share of that series or class has one vote.

The Declaration of Trust provides that each of the Trustees will continue in office until the termination of TA IDEX or his earlier death, resignation, bankruptcy or removal. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Therefore, it is not anticipated that annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize Transamerica IDEX, to amend the Declaration of Trust, on whether to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Transamerica IDEX bylaws, or at the request of the Trustees.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 101 E. Kennedy Blvd., Suite 1500, Tampa, Florida 33602-4319 serves as independent registered certified public accounting firm for Transamerica IDEX.


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

CODES OF ETHICS

Transamerica IDEX, TFAI, each sub-adviser and AFSG each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of Transamerica IDEX, TFAI, a sub-adviser and AFSG from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.

PROXY VOTING POLICIES AND PROCEDURES

As detailed in the Transamerica IDEX Proxy Voting Policies and Procedures below, Transamerica IDEX uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by the Transamerica IDEX funds. The proxy voting policies and procedures of TFAI and each sub-adviser are attached or summarized in Appendix A.

Transamerica IDEX files new SEC Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The latest filing of Form N-PX was made on August 30, 2005, for the 12 month-period ending June 30 2005. The Form is available without charge: (1) from Transamerica IDEX, upon request by calling 1-888-233-4339; and
(2) on the SEC's website at www.sec.gov.

TRANSAMERICA IDEX PROXY VOTING POLICIES AND PROCEDURES - ADOPTED EFFECTIVE JUNE 10, 2003.

I. STATEMENT OF PRINCIPLE

Transamerica IDEX seeks to assure that proxies received by the funds are voted in the best interests of the funds' stockholders and have accordingly adopted these procedures.

II. DELEGATION OF PROXY VOTING/ADOPTION OF ADVISER AND SUB-ADVISER POLICIES

Each fund delegates the authority to vote proxies related to portfolio securities to AEGON/Transamerica Fund Advisers, Inc. (the "Adviser"), as investment adviser to Transamerica IDEX, which in turn delegates proxy voting authority for most portfolios of Transamerica IDEX to the sub-adviser retained to provide day-to-day portfolio management for that fund. The Board of Trustees of Transamerica IDEX adopts the proxy voting policies and procedures of the adviser and sub-advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of Transamerica IDEX.

III. PROXY COMMITTEE

The Board of Trustees of Transamerica IDEX has appointed a committee of the Board (the "Proxy Committee") for the purpose of providing the funds' consent to vote in matters where the adviser or sub-adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Committee also may review the adviser's and each sub-adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.

IV. ANNUAL REVIEW OF PROXY VOTING POLICIES OF ADVISER AND SUB-ADVISERS

The Board of Trustees of Transamerica IDEX or the Proxy Committee of Transamerica IDEX will review on an annual basis the proxy voting policies of the adviser and sub-advisers applicable to Transamerica IDEX.

                             PERFORMANCE INFORMATION

Average Annual Total Return Quotation

Quotations of average annual total return for a particular class of shares of a fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the fund over periods of 1, 5, and 10 years. These are the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                         n
                                 P(1 + T)  = ERV


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

Where:

  P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Average Annual Total Return (After Taxes on Distributions) Quotation

Each fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                        n
                                P(1 + T)  = ATV
                                               D

Where:

   P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions), n = the number of years, and
ATV  = ending value of a hypothetical $1,000 payment made at the beginning of
   D the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

Each fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                        n
                                P(1 + T)  = ATV
                                               DR

Where:

    P = a hypothetical initial payment of $1,000,
    T = the average annual total return (after taxes on distributions),
    n = the number of years, and
ATV   = ending value of a hypothetical $1,000 payment made at the beginning of
   DR the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).

TA IDEX TRANSAMERICA MONEY MARKET PERFORMANCE

From time to time, Transamerica IDEX may advertise performance for TA IDEX Transamerica Money Market, including "yield." This figure is based upon historical earnings and is not representative of the future performance of the fund. The yield of the fund refers to the net investment income generated by a hypothetical investment in the fund over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over an annual period and is shown as a percentage of the investment.

The fund's seven-day yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a seven-day period and is computed for the fund as follows: The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized discount or premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculations.

The fund's seven-day effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the seven-day effective yield is: (seven-day base period return +1) 365/7-1. The fund may also advertise a thirty-day effective yield in which case the formula is (thirty-day base period return +1) 365/30-1.

Average annual total return ("AATR") is found for a specific period by first taking a hypothetical $1,000 investment ("initial investment") on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all dividends have been reinvested at net asset value on the reinvestment dates.

Total return is not calculated according to a standard formula, except when calculated for the "Financial Highlights" table in the financial statements. Total return is calculated similarly to AATR but is not annualized. It may be shown as a percentage on the increased dollar value of the hypothetical investment over the period.

                              FINANCIAL STATEMENTS

Financial statements for Class I shares of the funds are not included in this SAI, as Class I shares had not yet commenced operations..

                                   APPENDIX A

TRANSAMERICA FUND ADVISORS, INC.

PROXY VOTING POLICIES AND PROCEDURES ("TFAI PROXY POLICY")

PURPOSE. The TFAI Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and TFAI's fiduciary and other duties to its clients. The purpose of the TFAI Proxy Policy is to ensure that where TFAI exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TFAI clients exercise voting authority with respect to TFAI client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TFAI client.

TFAI'S ADVISORY ACTIVITIES. TFAI acts as investment adviser to Transamerica IDEX Mutual Funds, Transamerica Income Shares, Inc., Transamerica Index Funds, Inc., Transamerica Occidental Separate Account Fund B and AEGON/Transamerica Series Fund, Inc. (collectively, the "Funds"). For most of the investment portfolios comprising the Funds, TFAI has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TFAI and each sub-adviser (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") and approved by the Board of Trustees/Directors/Managers of the client Fund (the "Board"). TFAI serves as a "manager of managers" with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

SUMMARY OF THE TFAI PROXY POLICY. TFAI delegates the responsibility to exercise voting authority with respect to securities held in the Funds' portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TFAI will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TFAI is called upon to exercise voting authority with respect to client securities, TFAI generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. ("ISS") or another qualified independent third party, except that if TFAI believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TFAI will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

DELEGATION OF PROXY VOTING AUTHORITY TO SUB-ADVISERS. TFAI delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser's proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a "Sub-Adviser Proxy Policy" and collectively, the "Sub-Adviser Proxy Policies").

ADMINISTRATION, REVIEW AND SUBMISSION TO BOARD OF SUB-ADVISER PROXY POLICIES - APPOINTMENT OF PROXY ADMINISTRATOR. TFAI will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the "Proxy Administrator").

INITIAL REVIEW. On or before July 1, 2003, the Proxy Administrator will collect from each Sub-Adviser:

-    its Sub-Adviser Proxy Policy;

- a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser's interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

- a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund's registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TFAI making a recommendation to the Board. In conducting its review, TFAI recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator's review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

     - whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

     - whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

     - whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

TFAI will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator's review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.

TFAI will follow the same procedure in connection with the engagement of any new Sub-Adviser.

Subsequent Review

TFAI will request that each Sub-Adviser provide TFAI with prompt notice of any material change in its Sub-Adviser Proxy Policy. TFAI will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TFAI will request that each Sub-Adviser provide TFAI with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TFAI and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

RECORD OF PROXY VOTES EXERCISED BY SUB-ADVISER. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

TFAI EXERCISE OF PROXY VOTING AUTHORITY - USE OF INDEPENDENT THIRD PARTY. If TFAI is called upon to exercise voting authority on behalf of a Fund client, TFAI will vote in accordance with the recommendations of ISS or another qualified independent third party (the "Independent Third Party"), provided that TFAI agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

CONFLICT WITH VIEW OF INDEPENDENT THIRD PARTY. If, in its review of the Independent Third Party recommendation, TFAI believes that the recommendation is not in the best interests of the Fund client, TFAI will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TFAI or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TFAI's proposed vote.

ASSET ALLOCATION PORTFOLIOS. For any asset allocation portfolio managed by TFAI and operated, in whole or in part, as a "fund of funds", TFAI will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TFAI will seek Board (or Committee) consent with respect to TFAI's proposed vote in accordance with the provisions of
Section VI.B.


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CONFLICTS OF INTEREST BETWEEN TFAI OR ITS AFFILIATES AND THE FUNDS. The TFAI
Proxy Voting Policy addresses material conflicts that may arise between TFAI or its affiliates and the Funds by, in every case where TFAI exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

RECORDKEEPING - RECORDS GENERALLY MAINTAINED. In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TFAI to maintain the following records:

-    the TFAI Proxy Voting Policy; and

-    records of Fund client requests for TFAI proxy voting information.

RECORDS FOR TFAI EXERCISE OF PROXY VOTING AUTHORITY. In accordance with Rule 204-2(c)(2) under the Advisers Act, if TFAI exercises proxy voting authority pursuant to Section VI above, TFAI, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

- proxy statements received regarding matters it has voted on behalf of Fund clients;

-    records of votes cast by TFAI; and

- copies of any documents created by TFAI that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

RECORDS PERTAINING TO SUB-ADVISER PROXY POLICIES. The Proxy Administrator will cause TFAI and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

-    each Sub-Adviser Proxy Policy; and

-    the materials delineated in Article V above.

If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

TIME PERIODS FOR RECORD RETENTION. All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TFAI.

PROVISION OF TFAI PROXY POLICY TO FUND CLIENTS. The Proxy Administrator will provide each Fund's Board (or a Board Committee) a copy of the TFAI Proxy Policy at least once each calendar year.

AEGON USA INVESTMENT MANAGEMENT, LLC

Not Applicable

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

PROXY VOTING GUIDELINES. The Manager is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the Manager is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The Manager attempts to consider all factors of its vote that could affect the value of the investment. The funds' board of [directors/trustees] has approved the Manager's Proxy Voting Guidelines to govern the Manager's proxy voting activities.

The Manager and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The Proxy Voting Guidelines specifically address these considerations and establish a framework for the Manager's consideration of the vote that would be appropriate for the funds. In particular, the Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:


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-    Election of Directors

-    Ratification of Selection of Auditors

-    Equity-Based Compensation Plans

-    Anti-Takeover Proposals

     -    Cumulative Voting

     -    Staggered Boards

     -    "Blank Check" Preferred Stock

     -    Elimination of Preemptive Rights

     -    Non-targeted Share Repurchase

     -    Increase in Authorized Common Stock

     -    "Supermajority" Voting Provisions or Super Voting Share Classes

     -    "Fair Price" Amendments

     -    Limiting the Right to Call Special Shareholder Meetings

     -    Poison Pills or Shareholder Rights Plans

     -    Golden Parachutes

     -    Reincorporation

     -    Confidential Voting

     -    Opting In or Out of State Takeover Laws

-    Shareholder Proposals Involving Social, Moral or Ethical Matters

-    Anti-Greenmail Proposals

-    Changes to Indemnification Provisions

-    Non-Stock Incentive Plans

-    Director Tenure

-    Directors' Stock Options Plans

-    Director Share Ownership

Finally, the Proxy Voting Guidelines establish procedures for voting of proxies in cases in which the Manager may have a potential conflict of interest. Companies with which the Manager has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.

A copy of the Manager's current Proxy Voting Guidelines are available on the funds' website at www.americancentury.com.

ING CLARION GLOBAL REAL ESTATE SECURITIES LP

PROXY VOTING POLICIES AND PROCEDURES (AS OF JULY 31, 2004)

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Global Real Estate Securities ("Clarion") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

It will be the responsibility of the Compliance Officer to keep a record of each proxy received, forward the proxy to the appropriate analyst, and determine which accounts managed by Clarion hold the security to which the proxy relates. Additionally, the Compliance Officer will provide Clarion's proxy voting agent, Investor Responsibility Research Center ("IRRC"), with a list of accounts that hold the security, together with the number of votes each account controls, and will coordinate with IRRC and the analyst to ensure the vote decision is processed in a timely fashion. The Compliance Officer will monitor IRRC to assure that all proxies are being properly voted and appropriate records are being retained. IRRC retains a copy of each proxy statement that IRRC receives on Clarion's behalf, and these statements will be available to Clarion upon request. Additionally, Clarion will rely on IRRC to retain a copy of the votes cast, also available to Clarion upon request.

In the absence of specific voting guidelines from the client, Clarion will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Compliance Officer will identify any conflicts that exist between the interests of Clarion and its clients. This examination will include a review of the relationship of Clarion and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Clarion, or an affiliate of Clarion, or has some other relationship with Clarion or a client of Clarion. If a material


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conflict exists, Clarion will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Clarion will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), will give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Clarion determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Clarion will give the ERISA client the opportunity to vote the proxies themselves.

The Compliance Officer will maintain files relating to Clarion's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Clarion. These files will include (1) copies of the proxy voting policies and procedures and any amendments thereto, (2) a copy of any document Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and (3) a copy of each written client request for information on how Clarion voted such client's proxies and a copy of any written response to any (written or oral) client request for information on how Clarion voted its proxies.

Clients may contact the Compliance Officer, Heather A. Trudel, via e-mail at heather.trudel@ingclarion.com, or telephone (610) 995-8907, to obtain a copy of these policies and procedures or to request information on such client's proxies. A written response will list, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon, and (3) how Clarion voted the client's proxy.

GREAT COMPANIES, L.L.C.

            PROXY VOTING POLICY (ISSUE DATE: 2/11/02, AMENDED 6/5/03)

I. INTRODUCTION. Great Companies, LLC Proxy Voting Policy specifically outlines the firm's philosophy and practices of voting on assets under management pursuant to guidelines under the Employee Retirement Income Security Act of 1974 (ERISA) and guidance provided by other regulatory bodies for non-ERISA accounts. This policy and its accompanying sections apply to voting of proxies on securities held in all firm investment portfolios. In addition, this policy provides guidance on the appropriateness under ERISA of active monitoring of corporate management by plan fiduciaries. Great Companies, LLC has designated a third party service Institutional Shareholder Services to act on its behalf to provide guidance on proxy voting issues for companies' shares which are under control by the firm through it's advisory or sub-adviser role pursuant to existing advisory agreements. This policy is applicable only to supervised assets under management.

The fiduciary duties described in ERISA Sec. 404(a)(1)(A) and (B), require that, in voting proxies, the responsible fiduciary consider those factors that may affect the value of the plan's investment and not subordinate the interests of the participants and beneficiaries in their retirement income to unrelated objectives. These duties also require that the named fiduciary appointing an investment manager periodically monitor the activities of the investment manager with respect to the management of plan assets, including decisions made and actions taken by the investment manager with regard to proxy voting decisions. The named fiduciary must carry out this responsibility solely in the interest of the participants and beneficiaries and without regard to its relationship to the plan sponsor.

It is the firm's view that compliance with this proxy policy necessitates proper documentation of the activities that are subject to monitoring. Thus, the firm is required to maintain accurate records as to proxy voting. Moreover, if the named fiduciary is to be able to carry out its responsibilities under ERISA Sec. 404(a) in determining whether the firm is fulfilling its fiduciary obligations in investing plans assets in a manner that justifies the continuation of the management appointment, the proxy voting records must enable the named fiduciary to review not only the firm's voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations.

The fiduciary obligations of prudence and loyalty to plan participants and beneficiaries require the firm to vote proxies on issues that may affect the value of the plan's investment. Although the same principles apply to proxies appurtenant to shares of foreign corporations, the firm recognizes that in voting such proxies, plans may, in some cases, incur additional costs. Thus, Great Companies should consider whether the plan's vote, either by itself or together with the votes of other shareholders, is expected to have an effect on the value of the plan's investment that will outweigh the cost of voting. Moreover, the firm, in deciding whether to purchase shares of a foreign corporation, should consider whether the difficulty and expense in voting the shares is reflected in its market price. This shall be applicable only to non-ADR shares.

II. INVESTMENT ADVISERS ACT OF 1940--RULE 206(4)-6 REVISED RULE. Rule 206(4)-2 under the Advisers Act requires investment companies such as the TA IDEX funds and their investment Advisers, and other SEC registered management


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companies to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Great Companies, LLC has in place written policies and procedures for Proxy Voting that outlines the firm's philosophy and practices of voting on fully discretional assets under management pursuant to guidelines under the Employee Retirement Income Security Act of 1974 (ERISA) and guidance provided by other regulatory bodies for non ERISA clients. The firm's Investment Adviser Service Agreement expressly authorized the firm to vote proxies on behalf of clients unless notified in writing by the client that such services shall be the responsibility of the client.

Decisions on voting of proxies will be made by the Adviser unless the client specifically directs otherwise in writing. If the Client so directs that it or another party shall vote proxies, then the Adviser shall have no liability or responsibility whatsoever in connection with the voting of such proxies. If the Adviser retains the responsibility to vote proxies, the Client acknowledges that the Adviser may exercise such vote. The Client also acknowledges that the Adviser may retain an independent third party proxy voting service to facilitate the voting of proxies.

Great Companies, LLC utilizes Institutional Shareholder Services, Inc., ("ISS") a non-affiliated, independent third party service to vote proxies on behalf of clients of the firm. The company provides detailed reports on votes cast on behalf of the firm's clients and such votes are made available via electronic media for dissemination. A full version of the firm's policy may be obtained upon request or via the company's website at www.greatcompanies.com or by phone at 1-800-538-5111.

III. CONFLICT OF INTEREST. It is the policy of Great Companies, LLC to always in the opinion of the firm, to vote proxies in the best interests of its clients. The duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, Great Companies, LLC must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put Great Companies' own interests above those of its client.

It is the policy of the firm to vote client securities in accordance with a pre-determined policy, based upon the recommendations of an independent third party, Institutional Shareholder Services, and when applicable upon the discretion of the firm's portfolio management team.

It is difficult to determine what conflicts may arise in the proxy voting process due to the numerous scenarios which could arise. For material conflicts of interest that arise within the proxy voting process, the firm will seek the clients' consent in writing and disclose all material conflicts to each client before voting. Great Companies, LLC seeking client consent must provide the client with sufficient information regarding the shareholder vote and the adviser's conflict so that the client can make an informed decision whether or not to consent. Absent disclosure and client consent, Great Companies, LLC must take other steps designed to ensure, and must be able to demonstrate that these steps resulted in, a voting decision that was based on the client's best interest. The firm's portfolio management team and or Compliance Officer will be responsible for documenting all issues relating to any particular conflict in accordance with the firms Document & Electronic Communication Retention Policy.

It is the position of the Great Companies, LLC that in some cases, the firm may decide to expressly give the vote back to the client or it's designee (of course, the client must accept this responsibility in writing) the discretionary authority to vote the proxy directly in the event that a material conflict occurs.

It is the policy of the firm that it shall provide all clients with a copy of any proxy voting results upon request, or shall make such votes available in a manner convenient for all clients. The firm shall provide clients who the firm provides continuous advisory services to, with its policies and procedures on proxy voting, and the results of such votes, in a manner consistent with the provisions of Rule 206(4)-6 of the Investment Advisers Act of 1940.

IV. PROXY POLICY GUIDELINES. THE FOLLOWING GUIDELINES INCLUDE PROXY-VOTING RECOMMENDATIONS FOR GREAT COMPANIES, L.L.C.

THE BOARD OF DIRECTORS - VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS - Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse

     -    Implement or renew a dead-hand or modified dead-hand poison pill


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     -    Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

     - Are inside directors and sit on the audit, compensation, or nominating committees

     - Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     - In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

SEPARATING CHAIRMAN AND CEO - Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS - Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS - Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

TERM OF OFFICE - Vote against shareholder proposals to limit the tenure of outside directors.

AGE LIMITS - Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION - Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

CHARITABLE CONTRIBUTIONS - Votes on proposals regarding charitable contributions must be evaluated on a case-by-case basis.

PROXY CONTESTS - VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS - Votes in a contested election of directors must be evaluated on a case-by case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSE PROXY SOLICITATION EXPENSES - Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

AUDITORS - RATIFYING AUDITORS -Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

PROXY CONTEST DEFENSES - BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS - Vote against proposals to classify the board. - Vote for proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS - Vote against proposals that provide that directors may be removed only for cause. Vote for proposals to restore shareholder ability to remove directors with or without cause. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING - Vote against proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.


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SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS - Vote against proposals to restrict or prohibit shareholder ability to call special meetings. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT - Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD - Vote for proposals that seek to fix the size of the board. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

TENDER OFFER DEFENSES - POISON PILLS - Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill. Review on a case-by-case basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS - Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL - Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL - Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS - Vote against dual-class exchange offers. Vote against dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS - Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS - Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS - Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

MISCELLANEOUS GOVERNANCE PROVISIONS - CONFIDENTIAL VOTING - Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

EQUAL ACCESS - Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS - Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

SHAREHOLDER ADVISORY COMMITTEES - Review on case-by-case basis proposals to establish a shareholder advisory committee.


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CAPITAL STRUCTURE - COMMON STOCK AUTHORIZATION - Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis. Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-Class capitalization structures.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS - Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS - Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting. Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

PREFERRED STOCK - Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote case-by-case for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK - Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK - Vote for management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS - Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS - Review on a case-by-case basis proposal to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control--Will the transaction result in a change in control of the company? Bankruptcy-- Generally, approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

SHARE REPURCHASE PROGRAMS - Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

TRACKING STOCK - Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

     -    adverse governance changes

     -    excessive increases in authorized capital stock

     -    unfair method of distribution

     -    diminution of voting rights

     -    adverse conversion features

     -    negative impact on stock option plans

     -    other alternatives such as spin-off

EXECUTIVE AND DIRECTOR COMPENSATION - Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans should primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, ISS should value every award type. ISS should include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and should be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. ISS' model should determine a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments should be pegged to market


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capitalization. ISS should continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS - Vote on management proposals seeking approval to reprice options on a case-by-case basis.

DIRECTOR COMPENSATION - Votes on stock-based plans for directors are made on a case-by-case basis.

EMPLOYEE STOCK PURCHASE PLANS - Votes on employee stock purchase plans should be made on a case-by case basis.

OBRA-RELATED COMPENSATION PROPOSALS:

- AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES - Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

- AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS - Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

- AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA - Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

- APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS - Review on case-by-case basis votes for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY - Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information. Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES - Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS) - Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(K) EMPLOYEE BENEFIT PLANS - Vote for proposals to implement a 401(k) savings plan for employees.

STATE OF INCORPORATION - VOTING ON STATE TAKEOVER STATUTES - Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS - Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURINGS - MERGERS AND ACQUISITIONS - Votes on mergers and acquisitions should be considered on a case-by case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

CORPORATE RESTRUCTURING - Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

SPIN-OFFS - Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES - Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

LIQUIDATIONS - Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.


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APPRAISAL RIGHTS - Vote for proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME - Vote for changing the corporate name.

MUTUAL FUND PROXIES - ELECTION OF DIRECTORS - Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings. Votes should be withheld from directors who:

     - attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     - ignore a shareholder proposal that is approved by a majority of shares outstanding

     - ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     -    are interested directors and sit on the audit or nominating committee

     - are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND - Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS - Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.

INVESTMENT ADVISORY AGREEMENTS - Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

APPROVING NEW CLASSES OR SERIES OF SHARES - Vote for the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS - Vote the authorization for or increase in preferred shares on a case-by case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 ACT POLICIES - Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION - Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON FUNDAMENTAL - Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS - Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION - Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT - Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

CHANGING THE DOMICILE OF A FUND - Vote re-incorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.


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CHANGE IN FUND'S SUBCLASSIFICATION - Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL - Vote against these proposals.

DISTRIBUTION AGREEMENTS - Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

MASTER-FEEDER STRUCTURE - Vote for the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT - Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

MERGERS - Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

SHAREHOLDER PROPOSALS - ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT - Vote against the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED - Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR - Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.

SOCIAL AND ENVIRONMENTAL ISSUES - ENERGY AND ENVIRONMENT - In most cases, ISS refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles. Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION - In most cases, ISS refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination. Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

CONCLUSION - It is the policy of Great Companies that it shall have a written proxy policy that always puts the interest of our clients ahead of our own and the companies in which we invest. This proxy voting policy should be adhered to in a manner consistent with the provisions of ERISA and all other regulatory guidance provided by federal agencies.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING GUIDELINES (JUNE 2003)

The proxy voting guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures, will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. The Proxy Voting Service (currently Institutional Shareholder Services) is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Operations Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written recommendation to the Proxy Voting Committee which will review the recommendation to determine


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whether a conflict of interest exists. If no conflict of interest exists, the portfolio manager will be permitted to vote contrary to the Guidelines. (See Proxy Voting Procedures for additional information on Conflicts).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will only call back the loan and vote the proxy if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxy outweighs the benefits derived by the fund, and as a result the shareholders, by leaving the securities on loan.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

     1. Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent directors.

     2. Janus will generally vote in favor of all uncontested director candidates.

     3. Janus PMs will have to weigh in on proposals relating to director candidates that are contested.

     4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

     5. Janus will generally vote in favor of proposals regarding director indemnification arrangements.

     6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

     7. Janus PMs will have to weigh in on proposals relating to decreasing the size of a board of directors.

     8. Janus will generally vote in opposition of non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

     9. Janus will hold directors accountable for the actions of the committees on which they serve. For example, Janus will oppose the election of board member nominees serving on the compensation committee who approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders. Janus will also oppose the election of board member nominees serving on the audit committee who approve excessive audit or non-audit fees.

     10. Janus will generally vote with management regarding proposals advocating classified or staggered boards of directors.

     11. Janus will generally vote with management regarding proposals to declassify a board.

AUDITORS

     12. Janus will generally oppose proposals asking for approval of auditors whose non-audit fees exceed 33% of total fees.

     13. Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

     14. Janus PMs will have to weigh in on proposals relating to contested auditors.


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EQUITY BASED COMPENSATION PLANS

     15. Janus PMs will have to weigh in on proposals relating to executive and director compensation plans.

     16. Generally, Janus will oppose proposed equity based compensation plans where dilution exceeds a certain percentage of TSO as outlined below.

          If current employee/internal ownership is less than or equal to 2% of
          TSO: up to 6.5% (one time grant).

          If current employee/internal ownership is greater than 2% but less than 15%: up to 4.5% per year.

          If current employee/internal ownership is greater than 15%: up to 3.5% per year.

     17. Janus will generally oppose annual option grants that exceed 5% of TSO.

     18. Janus will generally vote in favor of proposals for severance packages for executives so long as such proposals do not exceed three (3) times compensation.

     19. Janus will generally oppose proposals regarding the repricing of underwater options.

     20. Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price.

     21. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

     22. Janus will generally oppose proposals requiring the expensing of options (until such time as FASB issues guidance on the issue).

     23. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

     24. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

     25. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

     26. Janus will generally oppose proposals which would allow restricted stock awards with vesting periods of less than 3 years.

     27. Janus will generally oppose golden parachutes that result in cash grants of greater than three (3) times annual compensation.

     28. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include 1) requiring executives, officers and directors to hold a minimum amount of stock in the company; 2) requiring stock acquired through option exercise to be held for a certain period of time; and
          3) using restricted stock grants instead of options.

     29. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans as priced no less than 15% below market value.

OTHER CORPORATE MATTERS

     30. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

     31. Janus will generally vote in favor of proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

     32. Janus will generally oppose proposals for different classes of stock with different voting rights.


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     33.  Janus PMs will need to weigh in on proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. (Note:
          Janus has a poison pill.)

     34. Janus will generally vote in favor of proposals to increase authorized shares up to three (3) times TSO.

     35. Janus will generally oppose proposals to decrease authorized shares by more than 25% of TSO.

     36. Janus PMs will need to weigh in on proposals regarding the issuance of debt, including convertible debt.

     37. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

     38.  Janus PMs will need to weigh in on plans of reorganization.

     39. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

     40. Janus will generally vote in favor of proposals regarding changes in company name.

     41. Janus PMs will need to weigh in on proposals relating to the continuance of a company.

     42. Janus PMs will need to weigh in on proposals regarding acquisitions, mergers, tender offers or changes in control.

     43. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

     44. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

     45. Janus PMs will need to weigh in on proposals to subject shareholder rights ("poison pill") plans to a shareholder vote. (Note: Janus has a poison pill with a 10 year sunset provision.)

     46. Janus will generally vote in favor of proposals to adopt cumulative voting.

     47. Janus will generally vote in favor of proposals to require that voting be confidential.

     48. Janus will generally oppose shareholder proposals (usually environmental, human rights, equal opportunity, health issues, safety, corporate governance that are not consistent with these guidelines, etc).

     49. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

PROXY VOTING PROCEDURES (JUNE 2003)

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.


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PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee")
develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting, the Chief Compliance Officer and internal legal counsel. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers(1) for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

INVESTMENT ACCOUNTING OPERATIONS GROUP. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Portfolio Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

----------
(1)  All references to portfolio managers include assistant portfolio managers.


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CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Guidelines, the Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

JENNISON ASSOCIATES, LLC

                           PROXY VOTING POLICY SUMMARY

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. Jennison's policy is to ensure that all proxies are voted in the best interests of its clients and that material conflicts of interests between Jennison and its clients do not influence the voting of proxies. Proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of client accounts. Secondary consideration is given to the public and social value of each issue. Jennison evaluates each proxy on its individual merits on a case-by-case basis. However, in general terms, Jennison typically votes with management on routine matters such as uncontested election of directors and appointment of auditors. With respect to non-routine matters such as mergers, reorganizations, and executive compensation plans the financial impact of such proposals are reviewed on a case-by-case basis. Proxies are referred to members of the Jennison Proxy Committee for individual consideration.

In order to ensure that material conflicts of interests have not influenced Jennison's voting process, Jennison has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes. Members of Jennison's Proxy Committee review the decisions to be made with respect to the voting of such proxies. In addition, these votes are reviewed by a committee comprised of senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc. This committee also has a role in identifying material conflicts that may affect Jennison due to Prudential's ownership of Jennison.

J. P. MORGAN INVESTMENT MANAGEMENT, INC.

The investment adviser entities that comprise JPMorgan Fleming Asset Management ("JPMFAM") may be granted by their clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMFAM has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.


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To oversee and monitor the proxy-voting process, each JPMFAM advisory entity will establish a proxy committee and appoint a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMFAM entity.

A copy of the JPMFAM proxy voting procedures and guidelines are available upon request by contacting your client service representative.

MARSICO CAPITAL MANAGEMENT LLC

Summary of Proxy Voting Policy

Marsico Capital Management, LLC ("MCM") adopted a revised proxy voting policy effective March 31, 2003. The revised policy generally provides that:

     - MCM votes client proxies in the best economic interest of clients. Because MCM generally believes in the managements of companies we invest in, we think that voting in clients' best economic interest generally means voting with management.

     - Although MCM generally will vote with management, our analysts will review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, we might decide to vote a proxy against a management recommendation. This would require notice to every affected MEM client.

     - MCM generally will abstain from voting (or take no action on) proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM will not notify clients of these routine abstentions (or decisions not to take action).

     - In unusual circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict, and give notice to clients.

     - MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's full proxy voting policy and information about the voting of a particular client's proxies are available to the client on request.

FUND ASSET MANAGEMENT, L.P.(DBA MERCURY ADVISORS), A DIVISION OF MERRILL LYNCH INVESTMENT MANAGERS

PROXY VOTING GUIDELINES

Fund Asset Management, L.P., Merrill Lynch Investment Managers, L.P. and QA Advisers, L.L.C. (collectively, "MLIM") are each registered investment advisers that serve as the investment manager for mutual funds, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belong to the clients, and certain clients of MLIM have retained the right to vote such proxies in general or in specific circumstances.

Other clients, however, have delegated to MLIM the right to vote proxies for securities held in their accounts as part of MLIM's authority to manage, acquire and dispose of account assets.

When MLIM votes proxies for such a client, it acts as the agent for the client and is subject to a fiduciary duty to vote proxies in a manner MLIM believes is consistent with the best interests of the client that owns the related security (Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients)), whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Securities Act of 1974 ("ERISA") (DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R.


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2509.94-2). When voting proxies for client accounts (including mutual funds),
MLIM's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, MLIM will seek to act in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts. It is imperative to MLIM's integrity and reputation that it considers the interests of its clients, and not the interests of Merrill Lynch, when voting proxies. In certain situations, a client may direct MLIM to vote in accordance with the client's proxy voting policies. In these situations, MLIM will seek to comply with such policies to the extent it would not be inconsistent with other MLIM legal responsibilities. Proxy voting decisions, like other investment matters, are covered by MLIM's "Policies and Procedures Concerning Communications Between Merrill Lynch Investment Managers Companies and Merrill Lynch Investment Banking, Trading and Research Areas" (MLIM's "Ethical Wall" policies). One of the principal purposes of the Ethical Wall is to prohibit communications intended to place unusual pressure on a portfolio manager or analyst at MLIM to favor the interests of Merrill Lynch's investment banking clients over the interests of MLIM's investment advisory clients. To that end, as described herein, all proxy voting decisions will be made under the supervision of MLIM's Proxy Voting Committee, which will include representatives of MLIM management and MLIM's Legal Advisory Department. No MLIM employee may discuss pending corporate governance issues relating to securities held by MLIM clients with other Merrill Lynch employees if such discussions would violate MLIM's Ethical Wall policies. Any communication relating to corporate governance matters that a MLIM employee reasonably believes could constitute a violation of such policies should immediately be reported to the Secretary of the Proxy Voting Committee and/or MLIM"s Director of Compliance or General Counsel. In light of such fiduciary duties, and given the complexity of the issues that may be raised in connection with proxy votes, MLIM has formed a Proxy Voting Committee (the "Committee") to address proxy voting issues on behalf of MLIM.

I.   SCOPE OF COMMITTEE RESPONSIBILITIES

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all MLIM clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted influences. The Committee shall also oversee the overall administration of proxy voting for MLIM accounts. To assist MLIM in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MLIM include in-depth research, voting recommendations, vote execution, and recordkeeping. The Committee shall establish MLIM's proxy voting policies, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. If invited to do so by the Proxy Voting Committee, Merrill Lynch personnel from investment banking, trading, retail brokerage and research areas ("Affiliate Personnel") may present their views to MLIM's Proxy Voting Committee on proxy voting issues on which they have expertise to the same extent as other outside parties invited to present to the Proxy Voting Committee. Affiliated Personnel, however, may not serve as members of the Proxy Voting Committee or be allowed to participate in its decision making (other than as presenters).

As it is anticipated that there will not be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting policies will be applied to specific proxy votes, in light of each company's unique structure, management, strategic options and probable economic consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its stated policies.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee will not adopt a voting policy. MLIM believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may adopt a common MLIM position on proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers). The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a MLIM client as issuer. Where a material issue is involved and the issuer is a client of MLIM, the Committee shall determine, in its discretion, whether, for the purposes of ensuring that an independent determination is reached, to retain sole discretion to cast a vote for MLIM clients. While it is expected that MLIM, as a fiduciary, will generally seek to vote proxies in a uniform manner for all clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, MLIM believes portfolio managers may from time to time


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legitimately reach differing but equally valid views, as fiduciaries for their clients, on how best to maximize economic value in respect of a particular investment. The Committee will be responsible for documenting the basis for (a) any determination to vote a particular proxy in a manner contrary to its stated policies, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Committee, as well as for ensuring the maintenance of records of each proxy vote. All determinations will be made, and all records maintained, in accordance with the proxy voting standards of ERISA (notwithstanding that ERISA may not apply to all client accounts). Except as may be required by such standards or other applicable legal requirements, or as otherwise set forth herein, the determinations and records of the Committee shall be treated as proprietary, nonpublic and confidential. The Committee may delegate the actual maintenance of such records to ISS or another outside service provider.

II.  COMMITTEE MEMBERSHIP

The Committee will be chaired by the Chief Investment Officer of MLIM, who will be assisted by MLIM's Head of Active Equity Management or another senior MLIM investment professional. The Committee shall consist of portfolio managers and investment analysts appointed by them who are representative of the Active Equity, Private Investors and Quantitative Advisers divisions of MLIM, and such other personnel with investment or other relevant experience, as the Chief Investment Officer deems appropriate. No MLIM employee whose responsibilities relate primarily to Marketing or Sales may serve as a member of the Committee. Two members of MLIM's Legal Advisory Department will be non-voting members of the Committee, one of whom shall serve as the Committee's Secretary and principal legal counsel and the other of whom shall serve as Assistant Secretary. The Committee's membership shall be limited to full-time employees of MLIM. No person with any investment banking, trading, retail brokerage or research responsibilities for MLIM's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such a person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with MLIM).

III. SPECIAL CIRCUMSTANCES

SECURITIES ON LOAN. Many MLIM clients participate in securities lending programs, either through Merrill Lynch Global Securities Financing (MLIM's securities lending affiliate) or lending agents unaffiliated with MLIM (such as their custodian). Under most securities arrangements, securities on loan may not be voted by the lender (unless the loan is recalled) (See, e.g., BMA Master Securities Loan Agreement, 1993 version, paragraph 6). MLIM believes that, if a client has determined to participate in a securities lending program to seek enhanced returns, MLIM should cooperate with the client's determination that securities lending is beneficial to the account and not attempt to seek recalls for the purpose of voting routine proxies. Therefore, it is MLIM's policy that, in the event that MLIM manages an account for a client that employs a lending agent unaffiliated with MLIM, MLIM will generally not seek to vote proxies relating to securities on loan. When MLIM manages an account for a client that employs Merrill Lynch Global Securities Financing as its lending agent, MLIM will also generally not seek to vote proxies relating to securities on loan UNLESS the MLIM portfolio manager responsible for the account has determined that voting the proxy is in the client's best interest and has requested Merrill Lynch Global Securities Financing to recall the security in timely manner, in accordance with MLIM's internal loan procedures in effect from time to time.

VOTING PROXIES FOR FOREIGN COMPANIES. While the proxy voting process is well established in the United States, voting proxies of foreign companies frequently involves logistical issues which can affect MLIM's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), and (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, MLIM votes proxies of non-US companies only on a "best efforts" basis. In addition, the Committee may determine that it is generally in the best interests of MLIM clients NOT to vote proxies of companies in certain countries if the Committee determines that the costs (including opportunity costs associated with shareblocking constraints) associated with exercising a vote outweighs the benefit the client will derive by voting on the company's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from MLIM portfolio managers) may override such determination with respect to a particular company's shareholder meeting if it believe the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case MLIM will seek to vote on a best-efforts basis.


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MLIM AFFILIATES. Where a material issue is involved and the issuer is an affiliate of MLIM, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of MLIM's clients.9

IV.  VOTING POLICIES

The Committee will analyze each proxy individually. The Committee has adopted the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that do not involve unusual circumstances. With respect to any proxy issue, however, the Committee may vote differently than a voting guideline if the Committee determines that doing so is in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

A.   BOARDS OF DIRECTORS

These proposals concern those issues submitted to shareholders related to the composition of the Board of Directors. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:

A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who: (i) have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or company business, (ii) voted to implement or renew a "dead-hand" poison pill, (iii) ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years, (iv) fail to act on takeover offers where the majority of the shareholders have tendered their shares, (v) are corporate insiders who serve of the Audit, Compensation or Nominating Committees or on a full Board that does not have such committees composed exclusively of independent Directors, or (vi) on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance.

A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis.

A.3 FOR proposals to declassify.

A.4 AGAINST proposals to classify Boards of Directors.

A.5 AGAINST proposals supporting cumulative voting.

A.6 FOR proposals eliminating cumulative voting.

A.7 FOR proposals supporting confidential voting.

A.8 FOR proposals seeking election of supervisory board members.

A.9 AGAINST proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors.

A.10 AGAINST proposals for term limits for directors.

A.11 AGAINST proposals to establish a mandatory retirement age for directors.

A.12 AGAINST proposals requiring directors to own a minimum amount of company stock.


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A.13 FOR proposals requiring a majority of independent directors on a Board of
Directors.

A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees.

A.15 FOR proposals to require Audit, Compensation and/or Nominating Committees of a Board of Directors to consist exclusively of independent directors.

A.16 AGAINST proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer.

A.17 FOR proposals to elect account inspectors.

A.18 FOR proposals to fix the membership of a Board of Directors at a specified size.

A.19 FOR proposals permitting shareholder ability to nominate directors directly.

A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly.

A.21 FOR proposals permitting shareholder ability to remove directors directly.

A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly.

B.   AUDITORS

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:

B.1 FOR approval of independent auditors, except for: (i) auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed not to be independent, (ii) auditors who have rendered an opinion to any company which is either not consistent with best accounting practices or not indicative of the company's financial situation, or
(iii) on a case-by-case basis, auditors who provide a significant amount of non-audit services to the company.

B.2 FOR proposal seeking authorization to fix the remuneration of auditors.

B.3 FOR approving internal statutory auditors.

C.   COMPENSATION AND BENEFITS

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee opposes egregiously excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee's general policy is to vote:

C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2 FOR proposals to eliminate retirement benefits for outside directors.


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C.3 AGAINST proposals to establish retirement benefits for outside directors.

C.4 FOR proposals approving the remuneration of directors or of supervisory board members.

C.5 AGAINST proposals to reprice stock options.

C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend SPPs if the plan as amended applies to all employees.

C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8 AGAINST proposals seeking to pay outside directors only in stock.

C.9 AGAINST proposals seeking further disclosure of executive pay for United States companies.

D.   CAPITAL STRUCTURE

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive. The Committee's general policy is to vote:

D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights.

D.2 FOR proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights.

D.3 FOR proposals approving share repurchase programs.

D.4 FOR proposals to split a company's stock.

D.5 FOR proposals to denominate or authorize denomination of securities or other obligations or assets in Euros.

E.   CORPORATE CHARTER AND BY-LAWS

These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

The Committee's general policy is to vote:

E.1 AGAINST proposals seeking to adopt a poison pill.

E.2 FOR proposals seeking to redeem a poison pill.

E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification.

E.4 FOR proposals to change the company's name.

F.   CORPORATE MEETINGS

These are routine proposals relating to various requests regarding the formalities of corporate meetings. The Committee's general policy is to vote:

F.1 AGAINST proposals that seek authority to act on "any other business that may arise"

F.2 FOR proposals designating two shareholders to keep minutes of the meeting

F.3 FOR proposals concerning accepting or approving financial statements and statutory reports


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F.4 FOR proposals approving the discharge of management and the supervisory board

F.5 FOR proposals approving the allocation of income and the dividend

F.6 FOR proposals seeking authorization to file required documents/other formalities

F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8 FOR proposals appointing inspectors of elections

F.9 FOR proposals electing a chair of the meeting

F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet

F.11 AGAINST proposals to require rotating sites for shareholder meetings

G.   ENVIRONMENTAL AND SOCIAL ISSUES

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

The Committee's general policy is to vote:

G.1 AGAINST proposals seeking to have companies adopt international codes of conduct

G.2 AGAINST proposals seeking to have companies report on: (i) environmental liabilities; (ii) bank lending policies; (iii) corporate political contributions or activities; (iv) alcohol advertising and efforts to discourage drinking by minors; (v) costs and risk of doing business in any individual country; or (vi) involvement in nuclear defense systems

G.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

G.4 AGAINST proposals seeking implementation of the CERES principles

NOTICE TO CLIENTS

MLIM will make a record of any proxy vote it has made on behalf of a client available to such client upon request. MLIM will otherwise use its best efforts to treat proxy votes as confidential, except as may be necessary to effect such votes or as may be required by law. MLIM encourage clients with an interest in particular proxy voting issues to make their views known to MLIM, provided that, in the absence specific written direction from a client on how to vote that client's proxies, MLIM reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion. These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice. MLIM will, however, provide a revised copy of these policies promptly following any amendment to any current client who expresses an interest in receiving updates.


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PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES. Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client;
(iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

SALOMON BROTHERS ASSET MANAGEMENT INC.

NOTICE TO CLIENTS CONCERNING PROXY VOTING POLICIES AND PROCEDURES

As part of the Citigroup Asset Management ("CAM") group of companies, Salomon Brothers Asset Management Inc is subject to the Proxy Voting Policies and Procedures (the "Policies") that CAM has adopted to seek to ensure that CAM advisers, including Salomon Brothers Asset Management Inc, vote proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the Policies.

CAM votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the CAM adviser (business unit) of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including


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election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue

In furtherance of CAM's goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation
(i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM's compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

You may request a copy of CAM's Proxy Voting Policies and Procedures; and /or information concerning how CAM voted proxies with respect to the securities held in your account. Such requests may be made by sending a written request to:
Citigroup Asset Management, 300 First Stamford Place, 3rd Floor, Stamford, CT 06902, Attention: Denise Corsetti.

TEMPLETON INVESTMENT COUNSEL, LLC

     Templeton Investment Counsel, LLC (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

     All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS's and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the


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interests of plan participants and beneficiaries (collectively "Advisory
Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

     As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

     The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

     Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

     The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

     The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to:
Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

T. ROWE PRICE ASSOCIATES, INC.

      PROXY VOTING POLICIES AND PROCEDURES - RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser ("T. Rowe Price Funds") and by institutional and private counsel clients who have requested that T.


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Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

                    ADMINISTRATION OF POLICIES AND PROCEDURES

PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or the counsel client's portfolio manager.

INVESTMENT SUPPORT GROUP. The Investment Support Group ("Investment Support Group") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

PROXY ADMINISTRATOR. The Investment Support Group will assign a Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

                  HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions,
T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for


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maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

VOTE DETERMINATION ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES. Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

     -    Corporate environmental practices;

     -    Board diversity;

     -    Employment practices and employment opportunity;

     -    Military, nuclear power and related energy issues;

     -    Tobacco, alcohol, infant formula and safety in advertising practices;

     -    Economic conversion and diversification;

     -    International labor practices and operating policies;

     -    Genetically-modified foods;

     -    Animal rights; and

     -    Political contributions/activities and charitable contributions.

Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance


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spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

VOTE EXECUTION AND MONITORING OF VOTING PROCESS. Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST. The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using


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recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution. Voting of T. Rowe Price Group, Inc. common stock (sym:
TROW) by certain T. Rowe Price Index Funds will be done in all instances accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted.

REPORTING AND RECORD RETENTION. Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                       PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote--such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

PROXY ADMINISTRATION. The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

FIDUCIARY CONSIDERATIONS. T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.


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CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES. Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation

Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options.

Anti-takeover and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

MONITORING AND RESOLVING CONFLICTS OF INTEREST. The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the
T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

REPORTING. Vote Summary Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. If you wish to receive a copy of your account's voting record, please contact your T. Rowe Price Client Relationship Manager.

TRANSAMERICA INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICY

                                  INTRODUCTION

Normally, clients for which Transamerica Investment Management, LLC ("TIM") has full discretionary investment authority expect TIM to vote proxies in accordance with TIM's Proxy Voting Policy (the "Policy"). As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. Clients may also ask TIM to vote their proxies in accordance with specific Client Proxy guidelines.

                               STATEMENT OF POLICY


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It is the policy of TIM to vote proxies in the best interest of its clients at all times.

TIM has proxy voting policy guidelines (the "Guidelines") regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots. The Guidelines are attached to this Policy as Appendix A.

                                 PROXY COMMITTEE

In order to implement and monitor this Policy, TIM shall establish a Proxy Committee (the "Committee"), which will have responsibility for review of proxies voted by or to be voted by TIM, as well as to resolve issues which may arise in the process of voting proxies.

The Committee shall meet at a minimum annually and on an as needed basis. It shall not be required that the Committee members meet in person; in fact, it is contemplated that certain Committee members will take part in meetings via teleconference. The Committee shall consist of at least one Portfolio Manager, a member of the Legal/Compliance department, and other staff members of TIM as may be designated from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.

It shall be the Committee's responsibility to ensure that proxy votes are made in accordance with the Policy. Issues shall be raised to the Committee when needed and as appropriate to effectively carry out TIM's proxy decisions. When applicable, the Committee shall review written materials pertinent to the vote at hand and shall hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote. Committee decisions and a record of Committee meetings shall be recorded and maintained by the Legal/Compliance department.

                         USE OF INDEPENDENT THIRD PARTY

TIM will maintain the services of a qualified independent third party (the "Independent Third Party") to provide guidance on proxy voting issues. The Independent Third Party is set forth in Appendix B. TIM will consider the research provided by the Independent Third Party when making voting decisions on proxy issues, however, the final determination on voting rests with TIM.

                  CONFLICTS OF INTEREST BETWEEN TIM AND CLIENTS

TIM recognizes the potential for material conflicts that may arise between its own interests and those of the Clients. To address these concerns, TIM will take one of the following steps to avoid any impropriety or the appearance of impropriety: a) Vote in accordance with the recommendation of the Independent Third Party; or b) Obtain the consent(s) of the Client(s) whose accounts are involved in the conflict.

                    PROVISION OF TIME PROXY POLICY TO CLIENTS

TIM will make available to all Clients a copy of its Policy by maintaining a current version of the Policy on its website (www.timllc.com). Also, a copy of the Policy will be mailed to any Client at any time upon request.

                                   APPENDIX A
                         PROXY VOTING POLICY GUIDELINES

The following is a concise summary of TIM's proxy voting policy guidelines.

1.   AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

2.   BOARD OF DIRECTORS


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VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by TIM's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.   SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5.   POISON PILLS


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Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

Vote AGAINST proposals at companies with dual-Class Capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

It is intended for financing purposes with minimal or no dilution to current shareholders

It is not designed to preserve the voting power of an insider or significant shareholder

9.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. TIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote AGAINST proposals by management seeking approval to reprice options.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     -    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.


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In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                   APPENDIX B
                             INDEPENDENT THIRD PARTY

The following provider has been selected by TIM to function as the Independent Third Party as set forth in the Policy.

                    Institutional Shareholder Services, Inc.

                                      *****

A shareholder may obtain information on proxy voting by Transamerica IDEX by calling 1-888-233-4339.


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